   SMITH BARNEY
   CONCERT ALLOCATION SERIES INC.
----------------------------------------------------------------
   Investment Strategies
   For Your Life

   ANNUAL REPORT

   January 31, 2000




   Global Portfolio

   High Growth Portfolio

   Growth Portfolio

   Balanced Portfolio

   Conservative Portfolio

   Income Portfolio                                 [LOGO OF SMITH BARNEY]

            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Table of Contents

Letter to Shareholders ....................................................... 1

Concert Allocation Series Portfolios

   Global Portfolio .......................................................... 6

   High Growth Portfolio .....................................................11

   Growth Portfolio ..........................................................16

   Balanced Portfolio ........................................................21

   Conservative Portfolio ....................................................26

   Income Portfolio ..........................................................31

Schedules of Investments .....................................................36

Statements of Assets and Liabilities .........................................42

Statements of Operations .....................................................43

Statements of Changes in Net Assets ..........................................44

Notes to Financial Statements ................................................46

Financial Highlights .........................................................51

Independent Auditors' Report .................................................70

Tax Information ..............................................................71

Directors and Officers .......................................................72

Dear Shareholder:

[PHOTO]

Heath B. McLendon
Chairman
The Concert Allocation Series

We are pleased to present the annual report for the Smith Barney Concert Allocation Series Inc. -- Global, High Growth, Growth, Balanced, Conservative and Income Portfolios ("Portfolios") for the year ended January 31, 2000. Please note that this report has been prepared for the information of shareholders of the Portfolios and is not authorized for use unless preceded or accompanied by a current prospectus. The prospectus includes information regarding the Portfolios' sales charges, expenses, objectives, policies, management, performance and other information. Please read it carefully before you invest or send money.

As we stated in our inaugural report to shareholders in 1996, successful investing requires discipline and patience. Investors should maintain a long-term perspective and develop a broadly diversified portfolio made up of different investments. Moreover, the present market euphoria has been marked by the performance dominance of technology stocks.

Our original mission in creating the Portfolios was to maximize potential reward and minimize risk through diversification by investing in a wide range of asset classes and investment styles. As you know, unlike ordinary mutual funds, the Portfolios do not invest directly in stocks, bonds or other securities. Instead, they invest in a group of carefully selected Smith Barney Mutual Funds that work to achieve the investment objective of each respective Portfolio.

By design, an investment in a particular Portfolio is likely to be less volatile than an investment in a single asset type, a particular mutual fund or a specific financial market. With respect to investment returns, the performance of each Portfolio is designed to rank somewhere in the middle of the asset classes in which it invests, performing below the best markets but better than the worst ones. We are pleased to report that the Portfolios covered in this report generally delivered competitive returns during the reporting period.

Additional Portfolio performance information can be found starting on page eight. The chart on the following page shows the performance of the six Portfolios' Class A shares, with and without sales charges for the period under review. The performance and current holdings of each Portfolio are discussed in greater detail on the following pages.

The Performance of The Concert Allocation Series Portfolios

Class A Share Total Returns for the Year Ended 1/31/001

                                 Class A without         Class A with
                                 sales charges2         sales charges3
                                 ---------------        --------------
Global Portfolio                    24.57%                  18.32%
High Growth Portfolio               18.97                   13.03
Growth Portfolio                    10.53                    5.00
Balanced Portfolio                   4.37                   (0.84)
Conservative Portfolio               1.96                   (2.65)
Income Portfolio                    (1.04)                  (5.48)

Performance numbers for the other classes of shares can be found beginning on page 8.

The U.S. Markets

The stock market continued its record performance for most of the reporting period, supported by strong corporate earnings reports and apparent economic recovery overseas. For the year ended January 31, 2000, the Standard & Poor's 500 Composite Stock Index ("S&P 500"), a market capitalization-weighted measure of 500 widely held common stocks, returned 10.34%. The Russell 2000 Index(R), a broad-based index comprised of 2,000 of the smallest stocks in the Russell 3000 Index and a measure of smaller-capitalization stocks, returned 17.74% for the period.

However, this continued growth led to concerns that inflationary pressures would surface. As an inflationary precaution, the Federal Reserve Board ("Fed") raised interest rates three times in 1999 for a total of 75 basis points, effectively "taking back" the interest rate cuts it implemented in the fall of 1998. (A basis point is 0.01% or one one-hundredth of a percent.) This change in the Fed's monetary policy negatively impacted the bond market but did little to derail the strong performance of many stocks. (A bond's value fluctuates, often due to changing interest rates. When rates rise, the price of a bond typically decreases, and vice versa.) On February 2, 2000, the Fed raised interest rates 0.25% again to 5.75%, which had a negative impact on the stock market.

-------------------

1 Total return is not annualized, as it may not be representative of the total return for the year.

2 These total return figures do not reflect the deduction of a sales charge for each Portfolio's Class A shares. In addition, all total return information represents past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The shorter the time period of your investment, the greater the possibility of loss. Portfolio shares are not deposits or obligations of, or insured or guaranteed by, the U.S. government, any financial institution, the Federal Deposit Insurance Corporation, or any other agency, entity, or person.

3 These total return figures assume reinvestment for all dividends and reflect the deduction of the maximum front-end sales charge for each Portfolio's Class A shares: 5.00% for the Global, High Growth, Growth and Balanced Portfolios and 4.50% for the Conservative and Income Portfolios.

                       The Benefits of Long-Term Investing

 Growth of $10,000 Invested in the Standard & Poor's 500 Composite Stock Index, Salomon Smith Barney World Government Bond Index, Lehman Government/Corporate
         Bond Index and Morgan Stanley Capital International EAFE Index
                     (January 31, 1990 - January 31, 2000)
                                  (unaudited)

                                    [GRAPH]

                               Salomon                          Lehman
                             Smith Barney                     Government/
                           World Government    MSCI EAFE     Corporate Bond
          S&P 500 Index       Bond Index         Index           Index
1-90         10,000             10,000           10,000          10,000
1-91         10,837             10,934            8,236          11,102
1-92         13,292             12,154            8,290          12,580
1-93         14,695             13,361            7,466          14,014
1-94         16,584             14,796           10,785          15,458
1-95         16,670             14,431           10,314          14,977
1-96         23,108             16,965           12,013          17,631
1-97         29,192             18,424           12,280          18,052
1-98         37,045             20,646           13,563          20,069
1-99         49,086             23,900           15,540          21,820
1-00         54,157             22,453           18,530          21,193

The Standard & Poor's 500 Composite Stock Index ("S&P 500") is a capitalization-weighted index of 500 widely held common stocks. The Salomon Smith Barney World Government Bond Index is a market-capitalization-weighted benchmark that tracks the performance of the government bond markets of 14 countries. The Lehman Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Morgan Stanley Capital International EAFE Index ("MSCI EAFE") consists of the equity total returns for Europe, Australia and the Far East. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

1999 was a difficult year for bonds because of a strong U.S. economy, tight labor markets, the persistent fear of accelerating inflation and a more restrictive Fed monetary policy. For the year ended January 31, 2000, the Lehman Government Corporate Bond Index, a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds, generated a disappointing return of a negative 2.87%.

The performance of the stock markets during the period was largely propelled by the performance of growth stocks. Value stocks have continued to underperform the growth sector of the market. (Growth investors look for companies that they believe are going to grow earnings quickly; value investors look for stocks that are priced at less than their intrinsic value.) Despite this factor, the performance of the value sector has continued to improve as investors have begun to seek high-quality companies with favorable valuations.

During the same period, telecommunications and technology stocks posted exceptional returns. The 57.24% return for the tech-laden NASDAQ Composite Index for the 12-month period ended January 31, 2000, in our view, is a clear illustration of investors' enthusiasm for these market sectors. (The NASDAQ Composite Index measures all domestic and non-U.S. based securities, more than 4,700 companies, listed on the NASDAQ Stock Market.) In our opinion, the dominance of these two sectors is largely attributable to the ever-increasing use and influence of the Internet both in business and in the home.

At the end of the period, the U.S. stock market, as measured by the Dow Jones Industrial Average, began to decline primarily in response to the Fed's tightening monetary policy. (The Dow Jones Industrial Average is a price-weighted average of 30 actively traded stocks.)

International Stock Markets

For the year ended January 31, 2000, the Morgan Stanley Capital International EAFE Index ("MSCI EAFE"), an index consisting of the equity total returns for Europe, Australia and the Far East, posted a return of 19.25%.

International stock markets ended strong in 1999 with solid market performance. Y2K concerns in global markets continued to ease and no significant Y2K-related problems were reported globally. This led to strong performance in emerging market stocks and technology-related companies in mature markets that had previously suffered from Y2K fears. In the United States, despite the negative influences of a tight labor market and rising commodity prices, inflation has remained under control due in large part to Fed vigilance.

As in the U.S., upward movement in many global markets was narrowly based in technology and Internet-related companies. The strong price appreciation of many of these companies raised valuations significantly, so there was little room for earnings disappointments. After a very strong fourth quarter in 1999, international stock markets succumbed to profit-taking in January.

International Bond Markets

For the year ended January 31, 2000, the Salomon Smith Barney World Government Bond Index, a market capitalization-weighted benchmark that tracks the performance of government bond markets in 14 countries, generated a return of a negative 5.44%.

Bond yields have moved higher worldwide in recent months, making 1999 the worst year for bond returns since 1994. In local currency terms returns are significantly worse than they were in 1994. In our opinion, a growing global economy and concerns over inflationary pressures have been responsible for the overall rise in bond yields.

Looking Forward

In 1999, U.S. stock prices increased while bond prices declined. We think that the short-term performance of the U.S. financial markets will be in large part determined by the Fed's actions. Yet we are confident that the Fed will limit future rate increases because we believe inflation will probably remain low.4 We expect U.S. stocks to continue to perform well, powered by strong corporate earnings increases.

-------------------
4 Please note that on March 21, 2000 the Fed raised interest rates 0.25% to 6.00% after this letter was written.

Our outlook for international stock investing is brighter than it has been in many years. In our opinion, three factors exist that could cause non-U.S. markets to perform better than the U.S. stock market in the coming months:

 .    International stocks are inexpensive compared with their U.S. counterparts;

 .    Resurgent economic growth in many economies could lead to strong corporate earnings gains at a time when U.S. corporate earnings may be pressured; and

 .    Greater scope for corporate restructuring (either voluntarily or through hostile acquisition) is now being realized overseas.

With respect to international bonds, we expect better performance from Europe than from the U.S. over the near term because interest rates in Europe are discounting greater central bank rate hikes than in the U.S., yet both inflation and economic growth are lower in the region. One risk to our expectations is the Japanese economy rebounding too strongly, which could lead to a drain of capital from the U.S. and Europe back to Japan, resulting in a stronger yen and greater upward pressure on commodity prices. Should this occur, the global economy would become unbalanced and worldwide inflation might once again resurface.

If you would like to receive either a prospectus or additional information on the Portfolios or the Underlying Funds in the Portfolios please call 1-800-221-3627. Thank you for investing in the Smith Barney Concert Allocation Series Inc. We look forward to helping you pursue your financial goals in the new century.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman



February 25, 2000

THE GLOBAL PORTFOLIO

--------------------------------------------------------------------------------
Target Asset Allocation
--------------------------------------------------------------------------------

[GRAPH]

100% Stock Funds

The Global Portfolio seeks capital appreciation by investing 100% of its assets in global, international and U.S. stock funds.

--------------------------------------------------------------------------------

The Global Portfolio

The Global Portfolio is the most aggressively managed Portfolio of the Concert Allocation Series and is designed for investors who are willing to tolerate higher short-term market fluctuations for potential long-term gains.

Please be aware that, unlike the other five Portfolios in the Concert Allocation Series, the Global Portfolio is designed to further diversify an investor's existing investment portfolio and is not intended to be a complete investment program. (Please note that international investing involves certain risks, such as currency fluctuation, differing accounting and financial standards and the potential for adverse political developments, among others to name a few.)

                               Index Comparsion*

S&P 500                                                                   10.34%
Russell 2000(R)                                                           17.74%
MSCI EAFE                                                                 19.25%
MSCI Emerging Markets                                                     76.21%
--------------------------------------------------------------------------------
* The chart above represents total returns for the year ended January 31, 2000.

--------------------------------------------------------------------------------
                                Portfolio Update
--------------------------------------------------------------------------------

For the year ended January 31, 2000, the Concert Allocation Series Global Portfolio's ("Portfolio") Class A shares, without sales charges, returned 24.57%. The chart that appears on page 10 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented by the Portfolio.

With respect to the global economy, what a difference a year makes. When 1999 began, Asia was in the midst of a severe currency and credit crisis that caused its stock markets to fall. Moreover, Europe was preparing for the introduction of a unified currency, the Euro. (The Euro is the single currency of the European Monetary Union that was adopted by Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, the Netherlands, Austria, Portugal and Finland on January 1, 2000.) In November 1998, many of the world's central banks completed a series of interest-rate cuts that were intended to add liquidity to troubled financial systems and stimulate global economic growth. In retrospect, these monetary actions proved to be effective as many international economies began to rebound in 1999.

In addition to the revitalization of the global economy, the U.S. stock market continued its unprecedented rise despite actions by the Federal Reserve Board ("Fed") to raise interest rates three times during the reporting period. Subsequently, on February 2, 2000, the Fed raised interest rates 0.25% to 5.75%.

In past years, large-cap growth stocks largely outperformed other asset classes. (Growth investing focuses on stocks of corporations that are exhibiting or are expected to exhibit faster- than-average growth within their industry.) During the period, however, small cap stocks outperformed large cap growth stocks. The better relative performance of the small cap sector was largely due to technology stocks that continued to dominate market performance.

The Portfolio benefited from this global economic recovery and we believe these favorable conditions should continue in 2000. Moreover, we think that the U.S. economy will perform well, supported by significant gains in labor productivity through technology. (Of course, past performance is not indicative of future results.)

--------------------------------------------------------------------------------
The Target Asset Allocation set forth above represents an approximate mix of investments for the Global Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed from time to time upon the approval of the Concert Allocation Series' Board of Directors.

The Concert Allocation Series Global Portfolio Breakdown (as of 1/31/00) (unaudited)

10% Smith Barney Small Cap Blend Fund, Inc.

Top 5 Holdings:

IDEC Pharmaceuticals Corp.
Mercury International
MicroStrategy, Inc.
Lam Research Corp.
Amkor Technology, Inc.

24% Smith Barney Investment Funds Inc.-Smith Barney Hansberger Global Value Fund

Top 5 Holdings:

Daiwa Securities Trust Co.
Kon Pitt
Cable & Wireless PLC
Marubeni Corp.
Malayan Bkg Bhd

10% Smith Barney Investment Funds Inc.-Smith Barney Hansberger Small Cap Value Fund

Top 5 Holdings:

Clipsal Industries Ltd.
South China Morning Post
Fin Marc De Lacharriere
Bail Investissement
BT Industries AB

[GRAPH]

4% Smith Barney Investment Funds Inc.-Concert Peachtree Growth Fund

Top 5 Holdings:

General Electric Co.
Microsoft Corp.
Nextel Communications, Inc.
America Online, Inc.
Sun Microsystems, Inc.

26% Smith Barney World Funds, Inc.-International Equity Portfolio

Top 5 Holdings:

Nokia AB Oy K Shares
COLT Telecom Group PLC
Murata Manufacturing Co. Ltd.
Misys PLC
Sony Corp.

6% Smith Barney World Funds, Inc.-Emerging Markets Portfolio

Top 5 Holdings:
Telefonos De Mexico
SK Telecom Co. Ltd.
Malayan Bkg Bhd
Trigem Computer, Inc.
Yapi ve Kredi Bankasi A.S.

15% Smith Barney Investment Trust-Smith Barney Large Capitalization Growth Fund

Top 5 Holdings:
Intel Corp.
Texas Instruments Inc.
America Online, Inc.
The Coca-Cola Co.
Merrill Lynch & Co., Inc.

5% Smith Barney Funds, Inc.- Large Cap Value Fund

Top 5 Holdings:
Enron Corp.
Exxon Mobil Corp.
Chase Manhattan Corp.
General Electric Co.
Marsh & McLennan Cos., Inc.

THE GLOBAL PORTFOLIO

Historical Performance -- Class A Shares
--------------------------------------------------------------------------------------------------------------------
                                               Net Asset Value
                                   ----------------------------------------      Income     Capital Gain    Total
Year Ended                         Beginning of Year            End of Year     Dividends   Distributions Returns(1)
--------------------------------------------------------------------------------------------------------------------
1/31/00                                 $11.16                    $13.67         $0.20         $0.04        24.57%
--------------------------------------------------------------------------------------------------------------------
Inception*-1/31/99                       11.40                     11.16          0.04          0.01        (1.60)+
--------------------------------------------------------------------------------------------------------------------
Total                                                                            $0.24         $0.05
--------------------------------------------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------------------------------------------
                                               Net Asset Value
                                   ----------------------------------------      Income     Capital Gain    Total
Year Ended                         Beginning of Year            End of Year     Dividends   Distributions Returns(1)
--------------------------------------------------------------------------------------------------------------------
1/31/00                                 $11.15                    $13.65         $0.09         $0.04        23.59%
--------------------------------------------------------------------------------------------------------------------
Inception*-1/31/99                       11.40                     11.15          0.00          0.01        (2.16)+
--------------------------------------------------------------------------------------------------------------------
Total                                                                            $0.09         $0.05
--------------------------------------------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------------------------------------------
                                               Net Asset Value
                                   ----------------------------------------      Income     Capital Gain     Total
Year Ended                         Beginning of Year            End of Year     Dividends   Distributions  Returns(1)
--------------------------------------------------------------------------------------------------------------------
1/31/00                                 $11.14                    $13.64         $0.09         $0.04        23.61%
--------------------------------------------------------------------------------------------------------------------
Inception*-1/31/99                       11.40                     11.14          0.00          0.01        (2.25)+
--------------------------------------------------------------------------------------------------------------------
Total                                                                            $0.09         $0.05
--------------------------------------------------------------------------------------------------------------------
It is the Fund's policy to distribute dividends and capital gains, if any, annually.

Average Annual Total Returns
-----------------------------------------------------------------------
                                            Without Sales Charges (1)
                                       --------------------------------
                                       Class A     Class B      Class L
-----------------------------------------------------------------------
Year Ended 1/31/00                      24.57%      23.59%       23.61%
-----------------------------------------------------------------------
Inception* through 1/31/00              11.34       10.54        10.50
-----------------------------------------------------------------------

                                              With Sales Charges (2)
-----------------------------------------------------------------------
                                       Class A     Class B      Class L
-----------------------------------------------------------------------
Year Ended 1/31/00                      18.32%      18.59%       21.40&
-----------------------------------------------------------------------
Inception* through 1/31/00               8.37        8.60         9.89
-----------------------------------------------------------------------

Cumulative Total Returns
-----------------------------------------------------------------------
                                            Without Sales Charges (1)
-----------------------------------------------------------------------
Class A (Inception* through 1/31/00)                22.59%
-----------------------------------------------------------------------
Class B (Inception* through 1/31/00)                20.92
-----------------------------------------------------------------------
Class L (Inception* through 1/31/00)                20.84
-----------------------------------------------------------------------
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
*    Inception date for Class A, B and L shares is March 9, 1998.

Growth of $10,000 Invested in Class A, B and L Shares of the Global Portfolio vs. the Standard & Poor's 500 Composite Stock Index, Russell 2000 Index, Morgan Stanley Capital International EAFE Index and Morgan Stanley Capital International Emerging Markets Index
--------------------------------------------------------------------------------
March 9, 1998 -- January 31, 2000 (unaudited)

                                    [GRAPH]

SB Global  Global Portfolio -  Global Portfolio -  Global Portfolio -  Standard & Poor's 500  Russell 2000  MSCI EAFE  MSCI Emerging

                 Class A          Class B                 Class L      Composite Stock Index    Index         Index    Markets Index

   3/9/98          9,500           10,000                   9,896                10,000         10,000        10,000      10,000
   Apr-98          9,908            9,921                  10,213                10,584         10,492        10,389      10,171
   Jul-98          9,300            9,275                   9,565                10,709          9,142        10,522       8,154
   Jan-99          9,348            9,295                   9,577                12,318          9,362        10,748       7,292
   Apr-99         10,060           10,104                  10,386                12,893          9,521        11,373       9,394
   Jul-99         10,228           10,262                  10,551                12,872          9,820        11,541      10,052
  1/31/00         11,646           11,692                  11,958                13,591         11,023        12,817      12,713


The chart above represents a hypothetical illustration of $10,000 invested in Class A, B and L shares on March 9, 1998 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charge at the time of investment for Class A and L shares, respectively, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2000. The Standard & Poor's 500 Composite Stock Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of some of the smaller-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. The Morgan Stanley Capital International EAFE Index ("MSCI EAFE") consists of the equity total returns for Europe, Australia and the Far East. The MSCI Emerging Markets Index consists of emerging market companies with an average size of $800 million, the index performance of emerging markets in South America, South Africa, Asia and Eastern Europe. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index. The performance of the Portfolio's other classes may be greater or less than the shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

                           THE HIGH GROWTH PORTFOLIO

  Target Asset Allocation

[GRAPH]

The High Growth Portfolio seeks capital appreciation by investing a high percentage of its assets in aggressive equity funds.

The High Growth Portfolio

The High Growth Portfolio seeks capital appreciation. Among the Portfolios of the Concert Allocation Series, the High Growth Portfolio invests a large portion of its assets in aggressive stock mutual funds that focus on smaller, more speculative companies as well as mid-sized or larger companies with rapid growth potential. Moreover, a significant portion of the Portfolio is invested in international or emerging markets funds in order to achieve a greater level of diversification.

    Index Comparison*

S&P 500                10.34%
Russell 2000((r))      17.74%
MSCI EAFE              19.25%
Salomon Smith Barney
  High Yield Market   (0.60)%
 .............................
*The chart above represents total returns for the year ended January 31, 2000.

                                Porfolio Update

The Concert Allocation Series High Growth Portfolio's ("Portfolio") Class A shares, without sales charges, returned 18.97% for the year ended January 31, 2000. The chart that appears on page 15 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented in the Portfolio.

During the reporting period, the U.S. economy continued its unprecedented growth despite concerns regarding inflation, higher stock and bond market volatility and a tightening monetary policy by the Federal Reserve Board ("Fed"). Although the Fed raised interest rates three times in 1999, the stock market continued to perform well, led primarily by technology stocks and select small cap stocks.

In our opinion, the stellar performance of the stock market during the period was largely driven by technology stocks as evidenced by the remarkable 57.24% rise of the tech-laden NASDAQ Composite Index for the year ended January 31, 2000. (The NASDAQ Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities, more than 4,700 companies listed on the NASDAQ stock market.)

In addition, the performance of the growth sector continued to drive the performance of the U.S. stock market. The value sector of the market has continued to underperform the growth sector of the market. (Growth investors look for companies that they believe are going to grow earnings quickly; value investors look for stocks that are priced at less than their intrinsic value.) Despite this style performance disparity, the performance of the value sector has started to improve as many investors have begun to seek out high-quality companies with favorable valuations.

The bond market did not perform well in 1999, due largely to rising interest rates. However, the high yield bond market continued to outperform the other segments of the U.S. bond market which helped the performance of the Portfolio.
--------------------------------------------------------------------------------
The Target Asset Allocation set forth above represents an approximate mix of investments for the High Growth Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed from time to time upon the approval of the Concert Allocation Series' Board of Directors.

The Concert Allocation Series High Growth Portfolio Breakdown (as of 1/31/00) (unaudited)

      14% Smith Barney
   Aggressive Growth Fund Inc.

Top 5 Holdings:
   IDEC Pharmaceuticals Corp.
   Adaptive Broadband Corp.
   Intel Corp.
   Tyco International Ltd.
   Amgen Inc.


       5% Smith Barney
       Investment Trust-
Smith Barney Mid Cap Blend Fund

Top 5 Holdings:
   VERITAS Software Corp.
   Sepracor Inc.
   The AES Corp.
   XL Capital Ltd.
   FactSet Research Systems


      11% Smith Barney
      World Funds, Inc.-
   International Equity Portfolio

Top 5 Holdings:
   Nokia AB Oy K Shares
   COLT Telecom Group PLC
   Murata Manufacturing Co. Ltd.
   Misys PLC
   Sony Corp.


 4% Smith Barney Funds, Inc.-
    Large Cap Value Fund

Top 5 Holdings:
  Enron Corp.
  Exxon Mobil Corp.
  Chase Manhattan Corp.
  General Electric Co.
  Marsh & McLennan Cos., Inc.


       9% Smith Barney
     Investment Funds Inc.-
Concert Peachtree Growth Fund

Top 5 Holdings:
  General Electric Co.
  Microsoft Corp.
  Nextel Communications, Inc.
  America Online, Inc.
  Sun Microsystems, Inc.


    11% Smith Barney Investment
     Trust-Smith Barney Large
    Capitalization Growth Fund

Top 5 Holdings:
  Intel Corp.
  Texas Instruments Inc.
  America Online, Inc.
  The Coca-Cola Co.
  Merrill Lynch & Co., Inc.


     5% Smith Barney Equity Funds-
 Smith Barney Large Cap Blend Fund

 Top 5 Holdings:
  General Electric Co.
  Intel Corp.
  Microsoft Corp.
  Cisco Systems, Inc.
  Exxon Mobil Corp.


  10% Smith Barney Investment
    Funds Inc.- Smith Barney
  Hansberger Global Value Fund

Top 5 Holdings:
  Daiwa Securities Trust Co.
  Kon Pitt
  Cable & Wireless PLC
  Marubeni Corp.
  Malayan Bkg Bhd


       4% Smith Barney
    Investment Funds Inc.-
 Smith Barney Contrarian Fund

Top 5 Holdings:
 SunGard Data Systems
 The Allstate Corp.
 Archer-Daniels-Midland Corp.
 Tyco International Ltd.
 Scholastic Corp.


9% Smith Barney Income Funds-
Smith Barney High Income Fund

 Top 5 Holdings:
   United International Holdings, Inc.
   Allied Waste North America Inc.
   United Pan-Europe Communications, N.V.
   Nextel Communications, Inc.
   NEXTLINK Communications, Inc.


      18% Smith Barney
  Small Cap Blend Fund, Inc.

Top 5 Holdings:
  IDEC Pharmaceuticals Corp.
  Mercury International
  MicroStrategy, Inc.
  Lam Research Corp.
  Amkor Technology, Inc.

THE HIGH GROWTH PORTFOLIO

Historical Performance -- Class A Shares
----------------------------------------------------------------------------------------------------------
                                     Net Asset Value
                           ---------------------------------       Income      Capital Gain     Total
Year Ended                  Beginning of Year   End of Year      Dividends    Distributions    Returns(1)
----------------------------------------------------------------------------------------------------------
1/31/00                          $14.86            $16.81          $0.53          $0.35          18.97%
----------------------------------------------------------------------------------------------------------
1/31/99                           12.97             14.86           0.08           0.48          19.15
----------------------------------------------------------------------------------------------------------
1/31/98                           12.41             12.97           0.13           0.33           8.25
----------------------------------------------------------------------------------------------------------
Inception*-1/31/97                11.40             12.41           0.20           0.04          11.04+
----------------------------------------------------------------------------------------------------------
Total                                                              $0.94          $1.20
----------------------------------------------------------------------------------------------------------


Historical Performance -- Class B Shares
------------------------------------------------------------------------------------------------------
                                     Net Asset Value
                           ---------------------------------       Income      Capital Gain     Total
Year Ended                  Beginning of Year   End of Year      Dividends    Distributions    Returns(1)
----------------------------------------------------------------------------------------------------------
1/31/00                          $14.81            $16.74          $0.39          $0.35          18.01%
----------------------------------------------------------------------------------------------------------
1/31/99                           12.95             14.81           0.00           0.48          18.30
----------------------------------------------------------------------------------------------------------
1/31/98                           12.41             12.95           0.05           0.33           7.44
----------------------------------------------------------------------------------------------------------
Inception*-1/31/97                11.40             12.41           0.07           0.04           9.91+
----------------------------------------------------------------------------------------------------------
Total                                                              $0.51          $1.20
----------------------------------------------------------------------------------------------------------


Historical Performance -- Class L Shares
------------------------------------------------------------------------------------------------------
                                     Net Asset Value
                           ---------------------------------       Income      Capital Gain     Total
Year Ended                  Beginning of Year   End of Year      Dividends    Distributions    Returns(1)
----------------------------------------------------------------------------------------------------------
1/31/00                          $14.81           $16.75          $0.39          $0.35          18.08%
----------------------------------------------------------------------------------------------------------
1/31/99                           12.96            14.81           0.00           0.48          18.21
----------------------------------------------------------------------------------------------------------
1/31/98                           12.42            12.96           0.05           0.33           7.44
----------------------------------------------------------------------------------------------------------
Inception*-1/31/97                11.40            12.42           0.07           0.04          10.00+
----------------------------------------------------------------------------------------------------------
Total                                                             $0.51          $1.20
----------------------------------------------------------------------------------------------------------


Historical Performance - Class Z Shares
------------------------------------------------------------------------------------------------------
                                     Net Asset Value
                           ---------------------------------       Income      Capital Gain     Total
Year Ended                  Beginning of Year   End of Year      Dividends    Distributions    Returns(1)
----------------------------------------------------------------------------------------------------------
1/31/00                          $14.86           $16.81          $0.57          $0.35          19.26%
----------------------------------------------------------------------------------------------------------
1/31/99                           12.97            14.86           0.12           0.48          19.45
----------------------------------------------------------------------------------------------------------
1/31/98                           12.41            12.97           0.17           0.33           8.58
----------------------------------------------------------------------------------------------------------
Inception*-1/31/97                12.24            12.41           0.00           0.00           1.39+
----------------------------------------------------------------------------------------------------------
Total                                                             $0.86          $1.16
----------------------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


Average Annual Total Returns
------------------------------------------------------------------------------------------------
                                                     Without Sales Charges(1)
                                    ------------------------------------------------------------
                                       Class A         Class B        Class L       Class Z
------------------------------------------------------------------------------------------------
Year Ended 1/31/00                      18.97%          18.01%         18.08%        19.26%
------------------------------------------------------------------------------------------------
Inception* through 1/31/00              14.29           13.35          13.37         15.96
------------------------------------------------------------------------------------------------


                                                       With Sales Charges(2)
                                    ------------------------------------------------------------
                                       Class A         Class B        Class L       Class Z
------------------------------------------------------------------------------------------------
Year Ended 1/31/00                      13.03%          13.01%         15.90%        19.26%
------------------------------------------------------------------------------------------------
Inception* through 1/31/00              12.83           13.01          13.07         15.96
------------------------------------------------------------------------------------------------


Cumulative Total Returns
------------------------------------------------------------------------------------------------
                                                       Without Sales Charges(1)
------------------------------------------------------------------------------------------------
Class A (Inception* through 1/31/00)                          70.39%
------------------------------------------------------------------------------------------------
Class B (Inception* through 1/31/00)                          64.87
------------------------------------------------------------------------------------------------
Class L (Inception* through 1/31/00)                          64.96
------------------------------------------------------------------------------------------------
Class Z (Inception* through 1/31/00)                          56.82
------------------------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception date for Class A, B and L shares is February 5, 1996 and for Class Z shares is January 17, 1997.

Growth of $10,000 Invested in Class A, B and L Shares of the High Growth Portfolio vs. the Standard & Poor's 500 Composite Stock Index, Russell 2000 Index, Morgan Stanley Capital International EAFE Index and Salomon Smith Barney High Yield Market Index

February 5, 1996 - January 31, 2000 (unaudited)

                                    [GRAPH]

                                                                                                 Salomon
           High Growth                    High Growth      Standard & Poor's                   Smith Barney   High Growth
           Portfolio       MSCI EAFE       Portfolio        500 Composite                       High Yield     Portfolio
            Class L         Index           Class A          Stock Index       Russell 2000    Market Index     Class B
 2/5/96        9,500        10,000           9,896             10,000             10,000          10,000        10,000
 Jul-96        9,142         9,083           9,367             10,175             10,084          10,119        10,208
 Jan-97       10,549        10,491           10,786            12,630             11,897          10,220        11,049
 Jul-97       11,671        11,716           11,999            15,476             13,452          11,968        11,886
 Jan-98       11,419        11,409           11,695            16,026             14,047          11,272        12,693
 Jul-98       12,426        12,497           12,672            18,462             13,764          12,622        13,152
 Jan-99       13,607        13,671           13,825            21,235             14,099          12,915        13,050
 Jul-99       14,432        14,564           14,619            22,191             14,789          13,867        13,114
1/31/00       16,187        16,288           16,324            23,429             16,601          15,400        12,973

The chart above represents a hypothetical illustration of $10,000 invested in Class A, B and L shares on February 5, 1996 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charge at the time of investment for Class A and L shares, respectively, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2000. The Standard & Poor's 500 Composite Stock Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of some of the smaller-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. The Morgan Stanley Capital International EAFE Index ("MSCI EAFE") consists of the equity total returns for Europe, Australia and the Far East. The Salomon Smith Barney High Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index. The performance of the Portfolio's other classes may be greater or less than the shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

THE GROWTH PORTFOLIO

Target Asset Allocation

[GRAPH]

The Growth Portfolio seeks long-term growth of capital by investing primarily in funds containing the issues of more established companies.

The Growth Portfolio

The Growth Portfolio seeks long-term growth of capital. Among the Portfolios of the Concert Allocation Series, the Growth Portfolio invests the highest percentage of its assets in large-capitalization stock mutual funds to provide growth. The Portfolio's stock allocation also includes funds that invest in small- and mid-cap stocks and international securities. In addition, a significant portion of the Growth Portfolio is allocated to bonds to help reduce potential volatility.


             Index Comparison*

S&P 500                            10.34%

Russell 2000(R)                    17.74%

MSCI EAFE                          19.25%

Lehman Government/
  Corporate Bond                   (2.87)%

*The chart above represents total returns for the year ended January 31, 2000.


                                Portfolio Update

The Concert Allocation Series Growth Portfolio's ("Portfolio") Class A shares, without sales charges, returned 10.53% for the year ended January 31, 2000. The chart that appears on page 20 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented in the Portfolio.

While the positive economic and market conditions that fueled the U.S. stock market's historic rise remained intact - strong economic growth, low inflation, robust consumer spending and rising demand for U.S. exports - inflation became a concern to many investors. These fears regarding inflation caused higher levels of volatility in both the stock and bond markets. In a preemptive strike against inflation, the Federal Reserve Board ("Fed") raised interest rates three times in 1999, effectively "taking back" the rate cuts it implemented in 1998 in response to a global economic crisis.

The Portfolio benefited from its holdings in international stocks, large cap growth stocks and small cap growth stocks that generally did better than the overall market. (Growth investing focuses on the stocks of corporations that are exhibiting or are expected to exhibit faster-than-average growth within their industry.) In addition, the Portfolio benefited from its underlying holdings in the technology sector.

Although the value sector of the market did not perform as well as the growth segment of the market, it has recently started to improve as investors began to search for high-quality companies with favorable valuations. (Value investing consists of identifying securities of companies that are believed to be undervalued in the market.) In our view, many of these companies in the value sector may be in a good position to capitalize on economic growth worldwide.

The monetary policy decisions of the Fed during the period negatively impacted the performance of the bond market. Despite this factor, the bond funds in the Portfolio, with their emphasis on credit quality in their respective asset classes, should do well if rates stabilize or go down in the coming months. (Of course, no guarantees can be made that our credit emphasis will be successful.)
--------------------------------------------------------------------------------
The Target Asset Allocation set forth above represents an approximate mix of investments for the Growth Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed from time to time upon the approval of the Concert Allocation Series' Board of Directors.

The Concert Allocation Series Growth Portfolio Breakdown (as of 1/31/00) (unaudited)


10% Smith Barney Investment Funds
 Inc.-Concert Peachtree Growth Fund

Top 5 Holdings:
     General Electric Co.
     Microsoft Corp.
     Nextel Communications, Inc.
     America Online, Inc.
     Sun Microsystems, Inc.


 9% Smith Barney Funds, Inc.-
    Large Cap Value Fund

Top 5 Holdings:
  Enron Corp.
  Exxon Mobil Corp.
  Chase Manhattan Corp.
  General Electric Co.
  Marsh & McLennan Cos., Inc.


4% Smith Barney Investment Funds Inc.-
      Smith Barney Contrarian Fund

  Top 5 Holdings:
    SunGard Data Systems
    The Allstate Corp.
    Archer-Daniels-Midland Corp.
    Tyco International Ltd.
    Scholastic Corp.


  12% Smith Barney World Funds,
Inc.- International Equity Portfolio

  Top 5 Holdings:
    Nokia AB Oy K Shares
    COLT Telecom Group PLC
    Murata Manufacturing Co. Ltd.
    Misys PLC
    Sony Corp.


       7% Smith Barney
   Aggressive Growth Fund Inc.

Top 5 Holdings:
   IDEC Pharmaceuticals Corp.
   Adaptive Broadband Corp.
   Intel Corp.
   Tyco International Ltd.
   Amgen Inc.


   6% Smith Barney Investment
      Trust-Smith Barney
      Mid Cap Blend Fund

Top 5 Holdings:
  VERITAS Software Corp.
  Sepracor Inc.
  The AES Corp.
  XL Capital Ltd.
  FactSet Research Systems


  9% Smith Barney Equity Funds-
Smith Barney Large Cap Blend Fund

  Top 5 Holdings:
   General Electric Co.
   Intel Corp.
   Microsoft Corp.
   Cisco Systems, Inc.
   Exxon Mobil Corp.


 9% Smith Barney Income Funds-
Smith Barney High Income Fund

Top 5 Holdings:
   United International Holdings, Inc.
   Allied Waste North America
   United Pan-Europe Communications, N.V.
   Nextel Communications, Inc.
   NEXTLINK Communications, Inc.


    5% Smith Barney Small Cap
       Blend Fund, Inc.

Top 5 Holdings:
  IDEC Pharmaceuticals Corp.
  Mercury International
  MicroStrategy, Inc.
  Lam Research Corp.
  Amkor Technology, Inc.


   9% Smith Barney Investment
      Funds Inc.-Smith Barney
   Investment Grade Bond Fund

Sector Breakdown:
65.2% Corporate Bonds
20.0% U.S. Treasuries
10.9% Government Agencies
Credit Quality:
34.8% AAA-Rated
Average Maturity:
22.12 Years


   6% Smith Barney Investment
     Trust-Smith Barney Large
    Capitalization Growth Fund

Top 5 Holdings:
   Intel Corp.
   Texas Instruments Inc.
   America Online, Inc.
   The Coca-Cola Co.
   Merrill Lynch & Co., Inc.


   9% Smith Barney Investment
Funds Inc.-Smith Barney Government
          Securities Fund

 Sector Breakdown:
 83.0% U.S. Government Agencies
 11.8% U.S. Treasuries
   5.2% Other

 Credit Quality:
 100% AAA-Rated
 Average Maturity:
 22.92 Years


   5% Smith Barney Investment
    Funds Inc.-Smith Barney
  Hansberger Global Value Fund

Top 5 Holdings:
   Daiwa Securities Trust Co.
   Kon Pitt
   Cable & Wireless PLC
   Marubeni Corp.
   Malayan Bkg Bhd

THE GROWTH PORTFOLIO

Historical Performance - Class A Shares
----------------------------------------------------------------------------------------------------------
                                     Net Asset Value
                           ---------------------------------       Income      Capital Gain     Total
Year Ended                  Beginning of Year   End of Year      Dividends    Distributions    Returns(1)
----------------------------------------------------------------------------------------------------------
1/31/00                           $14.43          $15.11          $0.49          $0.35          10.53%
----------------------------------------------------------------------------------------------------------
1/31/99                            12.99           14.43           0.27           0.37          16.20
----------------------------------------------------------------------------------------------------------
1/31/98                            12.32           12.99           0.32           0.46          11.82
----------------------------------------------------------------------------------------------------------
Inception*-1/31/97                 11.40           12.32           0.31           0.02          11.08+
----------------------------------------------------------------------------------------------------------
Total                                                             $1.39          $1.20
----------------------------------------------------------------------------------------------------------


Historical Performance - Class B Shares
----------------------------------------------------------------------------------------------------------
                                     Net Asset Value
                           ---------------------------------       Income      Capital Gain     Total
Year Ended                  Beginning of Year   End of Year      Dividends    Distributions    Returns(1)
----------------------------------------------------------------------------------------------------------
1/31/00                           $14.48          $15.18          $0.34          $0.35           9.61%
----------------------------------------------------------------------------------------------------------
1/31/99                            13.00           14.48           0.13           0.37          15.40
----------------------------------------------------------------------------------------------------------
1/31/98                            12.33           13.00           0.21           0.46          10.93
----------------------------------------------------------------------------------------------------------
Inception*-1/31/97                 11.40           12.33           0.22           0.02          10.32+
----------------------------------------------------------------------------------------------------------
Total                                                             $0.90          $1.20
----------------------------------------------------------------------------------------------------------


Historical Performance - Class L Shares
----------------------------------------------------------------------------------------------------------
                                     Net Asset Value
                           ---------------------------------       Income      Capital Gain     Total
Year Ended                  Beginning of Year   End of Year      Dividends    Distributions    Returns(1)
----------------------------------------------------------------------------------------------------------
1/31/00                           $14.48          $15.19          $0.34          $0.35           9.68%
----------------------------------------------------------------------------------------------------------
1/31/99                            13.00           14.48           0.13           0.37          15.40
----------------------------------------------------------------------------------------------------------
1/31/98                            12.33           13.00           0.21           0.46          10.92
----------------------------------------------------------------------------------------------------------
Inception*-1/31/97                 11.40           12.33           0.22           0.02          10.32+
----------------------------------------------------------------------------------------------------------
Total                                                             $0.90          $1.20
----------------------------------------------------------------------------------------------------------


Historical Performance - Class Z Shares
----------------------------------------------------------------------------------------------------------
                                     Net Asset Value
                           ---------------------------------       Income      Capital Gain     Total
Year Ended                  Beginning of Year   End of Year      Dividends    Distributions    Returns(1)
----------------------------------------------------------------------------------------------------------
1/31/00                           $14.41          $15.03          $0.58          $0.35          10.76%
----------------------------------------------------------------------------------------------------------
1/31/99                            12.99           14.41           0.32           0.37          16.47
----------------------------------------------------------------------------------------------------------
1/31/98                            12.32           12.99           0.35           0.46          12.08
----------------------------------------------------------------------------------------------------------
Inception*-1/31/97                 12.18           12.32           0.00           0.00           1.15+
----------------------------------------------------------------------------------------------------------
Total                                                             $1.25          $1.18
----------------------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


Average Annual Total Returns
                                                     Without Sales Charges(1)
                                    ------------------------------------------------------------
                                       Class A         Class B        Class L       Class Z
------------------------------------------------------------------------------------------------
Year Ended 1/31/00                     10.53%           9.61%          9.68%        10.76%
------------------------------------------------------------------------------------------------
Inception* through 1/31/00             12.42           11.58          11.59         13.33
------------------------------------------------------------------------------------------------

                                                       With Sales Charges(2)
                                    ------------------------------------------------------------
                                       Class A         Class B        Class L       Class Z
------------------------------------------------------------------------------------------------
Year Ended 1/31/00                      5.00%           4.61%         7.56%         10.76%
------------------------------------------------------------------------------------------------
Inception* through 1/31/00             10.98           11.21         11.30          13.33
------------------------------------------------------------------------------------------------


Cumulative Total Returns
------------------------------------------------------------------------------------------------
                                                    Without Sales Charges(1)
------------------------------------------------------------------------------------------------
Class A (Inception* through 1/31/00)                          59.53%
------------------------------------------------------------------------------------------------
Class B (Inception* through 1/31/00)                          54.81
------------------------------------------------------------------------------------------------
Class L (Inception* through 1/31/00)                          54.89
------------------------------------------------------------------------------------------------
Class Z (Inception* through 1/31/00)                          46.25
------------------------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception date for Class A, B and L shares is February 5, 1996 and for Class Z shares is January 17, 1997.

Growth of $10,000 Invested in Class A, B and L Shares of the Growth Portfolio vs. the Standard & Poor's 500 Composite Stock Index, Russell 2000 Index,
Morgan Stanley Capital International EAFE Index and Lehman Government/Corporate Bond Index
--------------------------------------------------------------------------------
February 5, 1996 - January 31, 2000 (unaudited)


        Growth Portfolio-  Growth Portfolio-  Growth Portfolio-  Standard & Poor's 500  Russell 2000  MSCI EAFE  Lehman Government/
           Class A             Class B             Class L       Composite Stock Index     Index       INDEX    Corporate Bond Index

 2/5/96      9,500             10,000                9,896           10,000              10,000        10,000          10,000
 Jul-96      9,258              9,225                9,513           10,175              10,084        10,119           9,473
 Jan-97     10,552             10,532               10,817           12,630              11,897        10,220           9,118
 Jul-97     11,700             11,787               12,060           15,476              13,452        11,968           9,643
 Jan-98     11,800             11,738               12,109           16,026              14,047        11,272          10,136
 Jul-98     12,683             12,807               12,969           18,462              13,764        12,622          10,421
 Jan-99     13,712             13,823               13,975           21,235              14,099        12,915          11,020
 Jul-99     14,015             14,179               14,228           22,191              14,789        13,867          10,663
1/30/00     15,155             15,281               15,328           23,429              16,601        15,400          10,704

The chart above represents a hypothetical illustration of $10,000 invested in Class A, B and L shares on February 5, 1996 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charge at the time of investment for Class A and L shares, respectively, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2000. The Standard & Poor's 500 Composite Stock Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 2000 Index is a capitalization-weighted total return index which is comprised of 2,000 of some of the smaller-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. The Morgan Stanley Capital International EAFE Index ("MSCI EAFE") is a composite index that consists of equity total returns for Europe, Australia and the Far East. The Lehman Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index. The performance of the Portfolio's other classes may be greater or less than the performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

                             THE BALANCED PORTFOLIO

--------------------------------------------------------------------------------
                            Target Asset Allocation
--------------------------------------------------------------------------------

                                    [GRAPH]

                                50% Bond Funds
                                50% Stock Funds

The Balanced Portfolio seeks a balance of capital growth and income by placing equal emphasis on funds investing in stocks and bonds.

--------------------------------------------------------------------------------

The Balanced Portfolio

The Balanced Portfolio seeks long-term growth of capital and income, placing equal emphasis on current income and capital appreciation. The Balanced Portfolio, as its name states, divides its assets roughly between stock and bond mutual funds. The stock funds are primarily large-capitalization, dividend-paying funds. The bond portion of the Portfolio is mainly invested in funds that invest in U.S. government and agency securities, as well as mortgage-backed securities.

--------------------------------------------------------------------------------
                               Index Comparison*
--------------------------------------------------------------------------------
S&P 500                                                                  10.34%

Lehman Government/
  Corporate Bond                                                         (2.87)%

Salomon Smith Barney
  One-Year Treasury Bill                                                  4.11%

Salomon Smith Barney
  World Government Bond                                                  (5.44)%
--------------------------------------------------------------------------------
*The chart above represents total returns for the year ended January 31, 2000.

--------------------------------------------------------------------------------
                                Portfolio Update
--------------------------------------------------------------------------------

The Concert Allocation Series Balanced Portfolio's ("Portfolio") Class A shares, without sales charges, returned 4.37% for the year ended January 31, 2000. The chart that appears on page 25 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented in the Portfolio.

Economic conditions during the reporting period were characterized by strong growth both in the United States and overseas and growing investor concerns regarding inflation. In our opinion, these concerns contributed to higher volatility in both the stock and bond markets. Although both growth and value stocks yielded positive returns in the U.S. stock market, the growth sector outperformed the value sector. (Value investing consists of identifying securities of companies that are believed to be undervalued in the market. Growth investing focuses on the stocks of corporations that are exhibiting or arc expected to exhibit faster-than-average growth within their industry.)

The Portfolio generated positive results from its underlying funds' exposure to several industry sectors that benefited from the strength of the global economy. In addition, Portfolio holdings in the technology sector should, in our view continue to benefit from positive trends such as globalization, demographic changes and the explosive growth of the Internet.

The bond market did not perform well during the period due to the interest rate increases implemented by the Federal Reserve Board ("Fed") in 1999 and consequently, the Portfolio's bond funds hurt its performance. Most recently, on February 2, 2000, the Fed raised interest rates 0.25% to 5.75%. Despite the decline in the bond market, the Balanced Portfolio's manager continued to maintain its emphasis on strong credit quality. Although the Fed has pursued a tightening stance so far in 2000, indicating that subsequent rate increases are likely to follow, we think current inflation fears may be overblown.

--------------------------------------------------------------------------------

The Target Asset Allocation set forth above represents an approximate mix of investments for the Balanced Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed from time to time upon the approval of the Concert Allocation Series' Board of Directors.

The Concert Allocation Series Balanced Portfolio Breakdown (as of 1/31/00) (unaudited)

                                    [GRAPH]

-------------------------------------------
       5% Smith Barney Funds, Inc.-
          Large Cap Value Fund
-------------------------------------------

Top 5 Holdings:
  Enron Corp.
  Exxon Mobil Corp.
  Chase Manhattan Corp.
  General Electric Co.
  Marsh & McLennan Cos., Inc.
-------------------------------------------

-------------------------------------------
         10% Smith Barney Income
        Funds-Smith Barney Premium
            Total Return Fund
-------------------------------------------

Top 5 Holdings:
  Bristol-Myers Squibb Co.
  MCI WorldCom
  GTE Corp.
  Safeway Inc.
  Costco Wholesale Corp.
-------------------------------------------

-------------------------------------------
             10% Smith Barney
           Appreciation Fund Inc.
-------------------------------------------

Top 5 Holdings:
  Berkshire Hathaway Inc.
  Exxon Mobil Corp.
  Microsoft Corp.
  General Electric Co.
  Cisco Systems, Inc.
-------------------------------------------

-------------------------------------------
        10% Smith Barney Fundamental
               Value Fund Inc.
-------------------------------------------

Top 5 Holdings:
  Texas Instruments Inc.
  AT&T Corp.
  Alcoa, Inc.
  American Express Co.
  Adobe Systems, Inc.
-------------------------------------------

-------------------------------------------
          10% Smith Barney Income
            Funds-Smith Barney
             Convertible Fund
-------------------------------------------

Top 5 Holdings:
  Quantum Corp.
  NTL Inc.
  Rodgers Communications Inc.
  Bell Atlantic Financial Services Corp.
  Kerr-McGee Corp.
-------------------------------------------

-------------------------------------------
        5% Smith Barney World Funds,
          Inc.-Global Government
              Bond Portfolio
-------------------------------------------

Top 5 Country Holdings:
  U.S.A.
  Germany
  United Kingdom
  Denmark
  France
-------------------------------------------

-------------------------------------------
           15% Smith Barney Income
       Funds-Smith Barney Diversified
           Strategic Income Fund
-------------------------------------------

Sector Breakdown:
49.6% U.S. Government Agencies
27.6% High Yield Corporate Bonds
17.1% Foreign Government Bonds
 5.3% U.S. Treasuries

Top 5 Holdings:
  GNMA 8.0% 30 Year
  FNMA 7.0% 30 Year
  U.S. Treasury Strips
  Buoni Poliennali Del Tes
  Bundesobligation

Top 5 Country Holdings:
  United States
  Denmark
  United Kingdom
  Italy
  Germany

Average Maturity:
5 Years
-------------------------------------------

-------------------------------------------
        5% Smith Barney Funds, Inc.-
      Short-Term High Grade Bond Fund
-------------------------------------------
Sector Breakdown:
48.1% Corporate Bonds & Notes
47.3% U.S. Government & Agency Obligations
 4.6% Repurchase Agreements

Credit Quality:
29% AAA-rated

Average Maturity:
2.31 Years
-------------------------------------------

-------------------------------------------
    5% Smith Barney World Funds, Inc.-
     International Equity Portfolio
-------------------------------------------

Top 5 Holdings:
  Nokia AB Oy K Shares
  COLT Telecom Group PLC
  Murata Manufacturing Co. Ltd.
  Misys PLC
  Sony Corp.
-------------------------------------------

-------------------------------------------
         10% Smith Barney Investment
           Funds Inc.-Smith Barney
          Government Securities Fund
-------------------------------------------

Sector Breakdown:
83.0% U.S. Government Agencies
11.8% U.S. Treasuries
 5.2% Other

Credit Quality:
100% AAA-rated

Average Maturity:
22.92 Years
-------------------------------------------

-------------------------------------------
         10% Smith Barney Managed
           Governments Fund Inc.
-------------------------------------------

Sector Breakdown:
95.0% U.S. Agency Obligations
 5.0% U.S. Treasuries

Credit Quality:
100% AAA-rated

Average Maturity:
10 Years
-------------------------------------------

-------------------------------------------
        5% Smith Barney Equity Funds-
            Smith Barney Large Cap
              Blend Fund
-------------------------------------------

Top 5 Holdings:
   General Electric Co.
   Intel Corp.
   Microsoft Corp.
   Cisco Systems, Inc.
   Exxon Mobil Corp.
-------------------------------------------

                            THE BALANCED PORTFOLIO

Historical Performance - Class A Shares
--------------------------------------------------------------------------------------------------------
                                    Net Asset Value
                         ----------------------------------      Income      Capital Gain       Total
Year Ended                Beginning of Year    End of Year      Dividends    Distributions    Returns(1)
========================================================================================================
1/31/00                         $12.95          $12.58            $0.46          $0.46           4.37%
--------------------------------------------------------------------------------------------------------
1/31/99                          12.62           12.95             0.45           0.37           9.33
--------------------------------------------------------------------------------------------------------
1/31/98                          12.14           12.62             0.54           0.36          11.59
--------------------------------------------------------------------------------------------------------
Inception*-1/31/97               11.40           12.14             0.45           0.00          10.64+
========================================================================================================
Total                                                             $1.90          $1.19
========================================================================================================

Historical Performance - Class B Shares
--------------------------------------------------------------------------------------------------------
                                     Net Asset Value
                         ----------------------------------      Income      Capital Gain       Total
Year Ended                Beginning of Year    End of Year      Dividends    Distributions    Returns(1)
========================================================================================================
1/31/00                         $12.95          $12.64            $0.29          $0.46           3.48%
--------------------------------------------------------------------------------------------------------
1/31/99                          12.61           12.95             0.35           0.37           8.62
--------------------------------------------------------------------------------------------------------
1/31/98                          12.14           12.61             0.45           0.36          10.67
--------------------------------------------------------------------------------------------------------
Inception*-1/31/97               11.40           12.14             0.37           0.00           9.90+
========================================================================================================
Total                                                             $1.46          $1.19
========================================================================================================

Historical Performance - Class L Shares
--------------------------------------------------------------------------------------------------------
                                     Net Asset Value
                         ----------------------------------      Income      Capital Gain       Total
Year Ended                Beginning of Year    End of Year      Dividends    Distributions    Returns(1)
========================================================================================================
1/31/00                         $12.94          $12.64            $0.29          $0.46          3.56%
--------------------------------------------------------------------------------------------------------
1/31/99                          12.61           12.94             0.35           0.37           8.53
--------------------------------------------------------------------------------------------------------
1/31/98                          12.14           12.61             0.45           0.36          10.67
--------------------------------------------------------------------------------------------------------
Inception*-1/31/97               11.40           12.14             0.37           0.00           9.90+
========================================================================================================
Total                                                             $1.46          $1.19
========================================================================================================

Historical Performance - Class Z Shares
------------------------------------------------------------------------------------------------------
                                     Net Asset Value
                         ----------------------------------      Income      Capital Gain       Total
Year Ended                Beginning of Year    End of Year      Dividends    Distributions    Returns(1)
========================================================================================================
1/31/00                         $12.95          $12.55            $0.52          $0.46           4.58%
--------------------------------------------------------------------------------------------------------
1/31/99                          12.61           12.95             0.48           0.37           9.70
--------------------------------------------------------------------------------------------------------
1/31/98                          12.13           12.61             0.57           0.36          11.82
--------------------------------------------------------------------------------------------------------
Inception*-1/31/97               12.10           12.13             0.00           0.00           0.25+
========================================================================================================
Total                                                             $1.57          $1.19
========================================================================================================

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, annually.

Average Annual Total Returns
--------------------------------------------------------------------------------
                                            Without Sales Charges(1)
                                 -----------------------------------------------
                                   Class A    Class B      Class L    Class Z
================================================================================
Year Ended 1/31/00                  4.37%      3.48%        3.56%      4.58%
--------------------------------------------------------------------------------
Inception* through 1/31/00          8.97       8.15         8.15       8.63
================================================================================

                                            With Sales Charges(2)
                                 -----------------------------------------------
                                   Class A    Class B      Class L    Class Z
================================================================================
Year Ended 1/31/00                 (0.84)%    (1.40)%       1.57%      4.58%
--------------------------------------------------------------------------------
Inception* through 1/31/00          7.58       7.76         7.87       8.63
================================================================================


Cumulative Total Returns
--------------------------------------------------------------------------------
                                           Without Sales Charges(1)
================================================================================
Class A (Inception* through 1/31/00)                40.88%
--------------------------------------------------------------------------------
Class B (Inception* through 1/31/00)                36.71
--------------------------------------------------------------------------------
Class L (Inception* through 1/31/00)                36.71
--------------------------------------------------------------------------------
Class Z (Inception* through 1/31/00)                28.60
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception date for Class A, B and L shares is February 5, 1996 and for Class Z shares is January 17, 1997.

Growth of $10,000 Invested in Class A, B and L Shares of the Balanced Portfolio vs. the Standard & Poor's 500 Composite Stock Index, Lehman Government/Corporate Bond Index, Salomon Smith Barney One-Year Treasury Bill Index and Salomon Smith Barney World Government Bond Index
--------------------------------------------------------------------------------
February 5, 1996 - January 31, 2000 (unaudited)


                                    [GRAPH]

           Balanced          Balanced           Balanced                           Lehman           Salomon           Salomon
          Portfolio-        Portfolio-         Portfolio-    Standard & Poor's   Government/      Smith Barney      Smith Barney
           Class A           Class B            Class L        500 Composite     Corporate     One-Year Treasury  World Government
            Shares            Shares             Shares         Stock Index      Bond Index        Bill Index        Bond Index
 2/5/96      9,500            10,000              9,896            10,000          10,000           10,000              10,000
 Jul-96      9,513             9,486              9,778            10,175           9,473           10,214              10,167
 Jan-97     10,511            10,490             10,776            12,630           9,118           10,551              10,568
 Jul-97     11,587            11,664             11,939            15,476           9,643           10,892              11,204
 Jan-98     11,729            11,763             12,036            16,026          10,136           11,214              11,842
 Jul-98     12,298            12,408             12,575            18,462          10,421           11,511              12,351
 Jan-99     12,824            12,911             13,063            21,235          11,020           11,840              13,708
 Jul-99     13,087            13,221             13,281            22,191          10,663           12,114              13,159
1/31/00     13,384            13,471             13,529            23,429          10,704           12,327              12,878

The chart above represents a hypothetical illustration of $10,000 invested in Class A, B and L shares on February 5, 1996 (inception date), assuming deduction of the maximum 5.00% and 1.00% sales charge at the time of investment for Class A and L shares, respectively, the deduction of the maximum 5.00% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2000. The Standard & Poor's 500 Composite Stock Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Salomon Smith Barney One-Year Treasury Bill Index consists of one 1-Year United States Treasury bill whose return is tracked until its maturity. The Salomon Smith Barney World Government Bond Index is a market-capitalization-weighted benchmark that tracks the performance of the government bond markets of 14 countries. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index. The performance of the Portfolio's other classes may be greater or less than the performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

                          THE CONSERVATIVE PORTFOLIO

--------------------------------------------------------------------------------
                            Target Asset Allocation
--------------------------------------------------------------------------------

                                    [GRAPH]

                                70% Bond Funds
                                30% Stock Funds

The Conservative Portfolio seeks income and, secondarily, long-term growth of capital by investing the majority of its assets in funds that invest in bonds.

--------------------------------------------------------------------------------

The Conservative Portfolio

The Conservative Portfolio seeks income and, secondarily, long-term capital growth. Among the Portfolios of the Concert Allocation Series, the Conservative Portfolio consists primarily of taxable bond funds, with a portion invested in stock funds that invest primarily in large-capitalization U.S. stocks.


--------------------------------------------------------------------------------
                               Index Comparison*
--------------------------------------------------------------------------------

S&P 500                                                                  10.34%

Lehman Government/
  Corporate Bond                                                         (2.87)%

Salomon Smith Barney
  High Yield Market                                                      (0.60)%

Salomon Smith Barney
  One-Year Treasury Bill                                                  4.11%
--------------------------------------------------------------------------------
*The chart above represents total returns for the year ended January 31, 2000.

--------------------------------------------------------------------------------
                                Portfolio Update
--------------------------------------------------------------------------------

The Concert Allocation Series Conservative Portfolio's ("Portfolio") Class A shares, without sales charges, returned 1.96% for the year ended January 31, 2000. The chart that appears on page 30 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented in the Portfolio.

In keeping with its investment mandate, the Conservative Portfolio is largely comprised of bond funds with the remainder invested in stock funds. The Portfolio's bond funds tend to possess high-credit quality and include U.S. government debt as well as the bonds of other developed nations.

During the period, the bond market suffered one of its worst years on record and consequently, the Portfolio's bond funds hurt its performance. The robust growth of the U.S. economy led to rising concerns about inflation. To counter any possible effects of inflation, the Federal Reserve Board ("Fed") raised interest rates three times in 1999, adopting a more restrictive monetary policy. The Fed's actions in turn led to increased volatility in both the stock and bond markets. However, the stock market continued to perform well, led by strong corporate earnings growth, increases in labor productivity and seemingly limitless investor enthusiasm for select technology stocks.

The disparity between U.S. Treasury securities and other types of bonds widened sharply during the period. The high yield bond market continued to outperform other segments of the U.S. bond market, with positive performance concentrated among the better quality issues in the middle to upper quality segments (i.e., B/B and BB/Ba rated issues).

We remain positive on the total return prospects of the bond market at current valuation levels, especially given the continued health of the economy. Looking ahead, we anticipate a continuation of solid economic growth with only a modest upward bias to inflation.

The Portfolio's stock holdings largely benefited from the recovery of overseas economies and the continued strength of U.S. stocks.

--------------------------------------------------------------------------------

The Target Asset Allocation set forth above represents an approximate mix of investments for the Conservative Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed from time to time upon the approval of the Concert Allocation Series' Board of Directors.

The Concert Allocation Series Conservative Portfolio Breakdown (as of 1/31/00) (unaudited)

                                    [GRAPH]

-------------------------------------------
             15% Smith Barney
       Managed Governments Fund Inc.
-------------------------------------------

Sector Breakdown:
95.0% U.S. Agency Obligations
 5.0% U.S. Treasuries

Credit Quality:
100% AAA-rated

Average Maturity:
10 Years
-------------------------------------------


-------------------------------------------
      10% Smith Barney Income Funds-
      Smith Barney Convertible Fund
-------------------------------------------

Top 5 Holdings:
  Quantum Corp.
  NTL Inc.
  Rodgers Communications Inc.
  Bell Atlantic Financial Services Corp.
  Kerr-McGee Corp.
-------------------------------------------


-------------------------------------------
       5% Smith Barney Income Funds-
        Smith Barney Premium Total
              Return Fund
-------------------------------------------

Top 5 Holdings:
  Bristol-Myers Squibb Co.
  MCI WorldCom
  GTE Corp.
  Safeway Inc.
  Costco Wholesale Corp.
-------------------------------------------


-------------------------------------------
          20% Smith Barney Income
       Funds-Smith Barney Diversified
           Strategic Income Fund
-------------------------------------------

Sector Breakdown:
49.6% U.S. Government Agencies
27.6% High Yield Corporate Bonds
17.1% Foreign Government Bonds
 5.3% U.S. Treasuries

Top 5 Holdings:
  GNMA 8.0% 30 Year
  FNMA 7.0% 30 Year
  U.S. Treasury Strips
  Buoni Poliennali Del Tes
  Bundesobligation

Top 5 Country Holdings:
  United States
  Denmark
  United Kingdom
  Italy
  Germany

Average Maturity:
5 Years
-------------------------------------------


-------------------------------------------
             10% Smith Barney
           Appreciation Fund Inc.
-------------------------------------------

Top 5 Holdings:
  Berkshire Hathaway Inc.
  Exxon Mobil Corp.
  Microsoft Corp.
  General Electric Co.
  Cisco Systems, Inc.
-------------------------------------------


-------------------------------------------
        10% Smith Barney Investment
          Funds Inc.-Smith Barney
        Government Securities Fund
-------------------------------------------

Sector Breakdown:
83.0% U.S. Government Agencies
11.8% U.S. Treasuries
 5.2% Other

Credit Quality:
100% AAA-rated

Average Maturity:
22.92 Years
-------------------------------------------


-------------------------------------------
          5% Smith Barney Funds,
        Inc.-Short-Term High Grade
                 Bond Fund
-------------------------------------------

Sector Breakdown:
48.1% Corporate Bonds & Notes
47.3% U.S. Government & Agency Obligations
 4.6% Repurchase Agreements

Credit Quality:
29% AAA-rated

Average Maturity:
2.3 Years
-------------------------------------------


-------------------------------------------
       5% Smith Barney World Funds,
          Inc.-Global Government
             Bond Portfolio
-------------------------------------------

Top 5 Holdings:
  U.S.A.
  Germany
  United Kingdom
  Denmark
  France
-------------------------------------------


-------------------------------------------
          10% Smith Barney Income
             Funds-Smith Barney
              High Income Fund
-------------------------------------------

Top 5 Holdings:
  United International Holdings, Inc.
  Allied Waste North America
  United Pan-Europe Communications, N.V.
  Nextel Communications, Inc.
  NEXTLINK Communications, Inc.
-------------------------------------------


-------------------------------------------
       5% Smith Barney Fundamental
             Value Fund Inc.
-------------------------------------------

Top 5 Holdings:
  Texas Instruments Inc.
  AT&T Corp.
  Alcoa, Inc.
  American Express Co.
  Adobe Systems, Inc.
-------------------------------------------


-------------------------------------------
         5% Smith Barney Investment
          Funds Inc.-Smith Barney
        Hansberger Global Value Fund
-------------------------------------------

Top 5 Holdings:
  Daiwa Securities Trust Co.
  Kon Pitt
  Cable & Wireless PLC
  Marubeni Corp.
  Malayan Bkg Bhd
-------------------------------------------

                          THE CONSERVATIVE PORTFOLIO

Historical Performance - Class A Shares
--------------------------------------------------------------------------------------------------------
                                     Net Asset Value
                         ----------------------------------      Income      Capital Gain       Total
Year Ended                Beginning of Year    End of Year      Dividends    Distributions    Returns(1)
========================================================================================================
1/31/00                         $12.04          $11.47            $0.55          $0.25           1.96%
--------------------------------------------------------------------------------------------------------
1/31/99                          12.17           12.04             0.58           0.24           5.85
--------------------------------------------------------------------------------------------------------
1/31/98                          11.90           12.17             0.69           0.40          11.70
--------------------------------------------------------------------------------------------------------
Inception*-1/31/97               11.46           11.90             0.52           0.00           8.57+
========================================================================================================
Total                                                             $2.34          $0.89
========================================================================================================

Historical Performance - Class B Shares
--------------------------------------------------------------------------------------------------------
                                     Net Asset Value
                         ----------------------------------      Income      Capital Gain       Total
Year Ended                Beginning of Year    End of Year      Dividends    Distributions    Returns(1)
========================================================================================================
1/31/00                         $12.02          $11.50            $0.45          $0.25           1.50%
--------------------------------------------------------------------------------------------------------
1/31/99                          12.16           12.02             0.52           0.24           5.22
--------------------------------------------------------------------------------------------------------
1/31/98                          11.89           12.16             0.63           0.40          11.21
--------------------------------------------------------------------------------------------------------
Inception*-1/31/97               11.46           11.89             0.47           0.00           8.03+
========================================================================================================
Total                                                             $2.07          $0.89
========================================================================================================

Historical Performance - Class L Shares
--------------------------------------------------------------------------------------------------------
                                     Net Asset Value
                         ----------------------------------      Income      Capital Gain       Total
Year Ended                Beginning of Year    End of Year      Dividends    Distributions    Returns(1)
========================================================================================================
1/31/00                         $12.02          $11.50            $0.46          $0.25           1.59%
--------------------------------------------------------------------------------------------------------
1/31/99                          12.16           12.02             0.53           0.24           5.29
--------------------------------------------------------------------------------------------------------
1/31/98                          11.89           12.16             0.64           0.40          11.25
--------------------------------------------------------------------------------------------------------
Inception*-1/31/97               11.46           11.89             0.47           0.00           8.08+
========================================================================================================
Total                                                             $2.10          $0.89
========================================================================================================

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, annually.

Average Annual Total Returns
--------------------------------------------------------------------------------
                                          Without Sales Charges(1)
                              --------------------------------------------------
                                    Class A        Class B        Class L
================================================================================
Year Ended 1/31/00                   1.96%          1.50%          1.59%
--------------------------------------------------------------------------------
Inception* through 1/31/00           6.98           6.45           6.51
================================================================================

                                           With Sales Charges(2)
                              --------------------------------------------------
                                    Class A        Class B        Class L
================================================================================
Year Ended 1/31/00                  (2.65)%        (2.81)%        (0.36)%
--------------------------------------------------------------------------------
Inception* through 1/31/00           5.75           6.03           6.23
================================================================================


Cumulative Total Returns
--------------------------------------------------------------------------------
                                           Without Sales Charges(1)
================================================================================
Class A (Inception* through 1/31/00)               30.88%
--------------------------------------------------------------------------------
Class B (Inception* through 1/31/00)               28.31
--------------------------------------------------------------------------------
Class L (Inception* through 1/31/00)               28.61
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. The CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

*    Inception date for Class A, B and L shares is February 5, 1996.

Growth of $10,000 Invested in Class A, B and L Shares of the Conservative Portfolio vs. the Standard & Poor's 500 Composite Stock Index, Lehman Government/Corporate Bond Index, Salomon Smith Barney High Yield Market Index and Salomon Smith Barney One-Year Treasury Bill Index
--------------------------------------------------------------------------------
February 5, 1996 - January 31, 2000 (unaudited)

                                    [GRAPH]

          Conservative  Conservative  Conservative   Standard &   Lehman          Salomon            Salomon
           Portfolio-    Portfolio-    Portfolio-   Poor's 500   Government/    Smith Barney       Smith Barney
             Class A      Class B       Class L      Composite    Corporate      High Yield     One-Year Treasury
             Shares       Shares        Shares      Stock Index   Bond Index     Market Index       Bill Index
  2/5/96      9,550       10,000         9,896         10,000       10,000          10,000             10,000
  Jul-96      9,560        9,542         9,786         10,175        9,473          10,208             10,214
  Jan-97     10,369       10,353        10,596         12,630        9,118          11,049             10,551
  Jul-97     11,277       11,323        11,609         15,476        9,643          11,886             10,892
  Jan-98     11,581       11,614        11,900         16,026       10,136          12,693             11,214
  Jul-98     11,925       12,029        12,215         18,462       10,421          13,152             11,511
  Jan-99     12,259       12,342        12,529         21,235       11,020          13,050             11,840
  Jul-99     12,395       12,550        12,639         22,191       10,663          13,114             12,114
 1/30/00     12,499       12,631        12,728         23,429       10,704          12,973             12,327


The chart above represents a hypothetical illustration of $10,000 invested in Class A, B and L shares on February 5, 1996 (inception date), assuming deduction of the maximum 4.50% and 1.00% sales charge at the time of investment for Class A and L shares, respectively, the deduction of the maximum 4.50% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2000. The Standard & Poor's 500 Composite Stock Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Salomon Smith Barney High Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. The Salomon Smith Barney One-Year Treasury Bill Index consists of one 1-Year United States Treasury bill whose return is tracked until its maturity. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index. The performance of the Portfolio's other classes may be greater or less than the performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

THE INCOME PORTFOLIO

--------------------------------------------------------------------------------
                            Target Asset Allocation
--------------------------------------------------------------------------------

                                    [GRAPH]

                          Bond Funds              90%
                          Stock Funds             10%

The Income Portfolio seeks high current income by investing primarily in bond funds.

 ................................................................................

The Income Portfolio

The Income Portfolio seeks high current income. Among the Portfolios of the Concert Allocation Series, the Income Portfolio allocates most of its assets to taxable bond funds designed to generate a high level of income consistent with relative stability of principal. A small portion of the Portfolio is invested in equity funds that invest in large-capitalization U.S. stocks.


--------------------------------------------------------------------------------
                               Index Comparison*
--------------------------------------------------------------------------------

S&P 500                            10.34%

Lehman Government/
Corporate Bond                     (2.87)%

Salomon Smith Barney
High Yield Market                  (0.60)%

Salomon Smith Barney
One-Year Treasury Bill              4.11%

 ................................................................................
* The chart above represents total returns for the year ended January 31, 2000.


--------------------------------------------------------------------------------
                                Portfolio Update
--------------------------------------------------------------------------------

The Concert Allocation Series Income Portfolio's ("Portfolio") Class A shares, without sales charges, returned a negative 1.04% for the year ended January 31, 2000. The chart that appears on page 35 compares the Portfolio's performance to broad-based indices that track four of the asset classes represented in the Portfolio.

The majority of assets in the Portfolio are invested in bond funds that invest in the debt obligations of the U.S. Government and other developed nations. During the period, the bond markets suffered a decline due to concerns regarding inflation which led the Federal Reserve Board to raise interest rates three times in 1999, effectively reversing the cuts it implemented in 1998 following the global economic crisis. The Portfolio's bond funds had a negative impact on its performance during the period. On the other hand, the stock portion of the Portfolio continued to benefit from strong corporate earnings growth and the recovery of the overseas markets.

 ................................................................................
The Target Asset Allocation set forth above represents an approximate mix of investments for the Income Portfolio. The allocation and investment mix of the Portfolio may vary depending upon market conditions, cash flows in and out of the Portfolio and other factors. In addition, the allocation and investment ranges of the Portfolio may be changed from time to time upon the approval of the Concert Allocation Series' Board of Directors.

The Concert Allocation Series Income Portfolio Breakdown (as of 1/31/00) (unaudited)

                                    [GRAPH]

-------------------------------------------
 10% Smith Barney Funds, Inc.-
       Short-Term High
        Grade Bond Fund
-------------------------------------------

Sector Breakdown:
48.1% Corporate Bonds & Notes
47.3% U.S. Government & Agency Obligations
4.6% Repurchase Agreements
Credit Quality:
29% AAA-rated
Average Maturity:
2.3 Years
-------------------------------------------


-------------------------------------------
  15% Smith Barney Investment
      Funds Inc.-Smith Barney
   Government Securities Fund
-------------------------------------------

Sector Breakdown:
83.0% U.S. Government Agencies
11.8% U.S. Treasuries
  5.2% Other
Credit Quality:
100% AAA-rated
Average Maturity:
22.92 Years
-------------------------------------------


-------------------------------------------
       20% Smith Barney
Managed Governments Fund Inc.
-------------------------------------------

Sector Breakdown:
95.0% U.S. Agency Obligations
   5.0% U.S. Treasuries
Credit Quality:
100% AAA-rated
Average Maturity:
10 Years
-------------------------------------------


-------------------------------------------
     20% Smith Barney Income
 Funds-Smith Barney Diversified
         Strategic Income Fund
-------------------------------------------

 Sector Breakdown:
 49.6% U.S. Government Agencies
 27.6% High Yield Corporate Bonds
 17.1% Foreign Government Bonds
  5.3% U.S. Treasuries
 Top 5 Holdings:
  GNMA 8.0% 30 Year
  FNMA 7.0% 30 Year
  U.S. Treasury Strips
  Buoni Poliennali Del Tes
  Bundesobligation
 Top 5 Country Holdings:
  United States
  Denmark
  United Kingdom
  Italy
  Germany
 Average Maturity:
 5 Years
-------------------------------------------


-------------------------------------------
5% Smith Barney Income Funds-
    Smith Barney Premium Total
         Return Fund
-------------------------------------------

 Top 5 Holdings:
    Bristol-Myers Squibb Co.
    MCI WorldCom
    GTE Corp.
    Safeway Inc.
    Costco Wholesale Corp.
-------------------------------------------


-------------------------------------------
20% Smith Barney Income Funds-
  Smith Barney High Income Fund
-------------------------------------------

  Top 5 Holdings:
    United International Holdings, Inc.
    Allied Waste North America
    United Pan-Europe Communications, N.V.
    Nextel Communications, Inc.
    NEXTLINK Communications, Inc.
-------------------------------------------


-------------------------------------------
5% Smith Barney Income Funds-
  Smith Barney Convertible Fund
-------------------------------------------

  Top 5 Holdings:
   Quantum Corp.
   NTL Inc.
   Rodgers Communications Inc.
   Bell Atlantic Financial Services Corp.
   Kerr-McGee Corp.
-------------------------------------------


-------------------------------------------
       5% Smith Barney
        Appreciation Fund Inc.
-------------------------------------------

Top 5 Holdings:
  Berkshire Hathaway Inc.
  Exxon Mobil Corp.
  Microsoft Corp.
  General Electric Co.
  Cisco Systems, Inc.
-------------------------------------------

THE INCOME PORTFOLIO

Historical Performance - Class A Shares
--------------------------------------------------------------------------------------------------------
                                     Net Asset Value
                        ------------------------------------     Income      Capital Gain       Total
Year Ended                Beginning of Year    End of Year      Dividends    Distributions    Returns(1)
========================================================================================================
1/31/00                         $11.50          $10.64            $0.63          $0.11          (1.04)%
--------------------------------------------------------------------------------------------------------
1/31/99                          11.75           11.50             0.69           0.11           4.88
--------------------------------------------------------------------------------------------------------
1/31/98                          11.53           11.75             0.77           0.29          11.44
--------------------------------------------------------------------------------------------------------
Inception*-1/31/97               11.46           11.53             0.63           0.00           6.39+
--------------------------------------------------------------------------------------------------------
Total                                                             $2.72          $0.51
--------------------------------------------------------------------------------------------------------

Historical Performance - Class B Shares
--------------------------------------------------------------------------------------------------------
                                     Net Asset Value
                        ------------------------------------     Income      Capital Gain       Total
Year Ended                Beginning of Year    End of Year      Dividends    Distributions    Returns(1)
========================================================================================================
1/31/00                         $11.50          $10.65            $0.58          $0.11          (1.47)%
------------------------------------------------------------------------------------------------------
1/31/99                          11.76           11.50             0.63           0.11           4.25
------------------------------------------------------------------------------------------------------
1/31/98                          11.53           11.76             0.70           0.29          10.93
------------------------------------------------------------------------------------------------------
Inception*-1/31/97               11.46           11.53             0.58           0.00           5.89+
------------------------------------------------------------------------------------------------------
Total                                                             $2.49          $0.51
------------------------------------------------------------------------------------------------------

Historical Performance - Class L Shares
------------------------------------------------------------------------------------------------------
                                     Net Asset Value
                        ------------------------------------     Income      Capital Gain       Total
Year Ended                Beginning of Year    End of Year      Dividends    Distributions    Returns(1)
======================================================================================================
1/31/00                         $11.50          $10.65            $0.58          $0.11          (1.42)%
------------------------------------------------------------------------------------------------------
1/31/99                          11.76           11.50             0.64           0.11           4.31
------------------------------------------------------------------------------------------------------
1/31/98                          11.53           11.76             0.71           0.29          10.98
------------------------------------------------------------------------------------------------------
Inception*-1/31/97               11.46           11.53             0.59           0.00           5.94+
------------------------------------------------------------------------------------------------------
Total                                                             $2.52          $0.51
------------------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

Average Annual Total Returns
--------------------------------------------------------------------------------
                                                Without Sales Charges(1)
                                           -------------------------------------
                                               Class A    Class B    Class L
--------------------------------------------------------------------------------
Year Ended 1/31/00                              (1.04)%    (1.47)%   (1.42)%
--------------------------------------------------------------------------------
Inception* through 1/31/00                       5.34       4.82      4.87
--------------------------------------------------------------------------------

                                                  With Sales Charges(2)
                                           -------------------------------------
                                               Class A    Class B    Class L
--------------------------------------------------------------------------------
Year Ended 1/31/00                              (5.48)%    (5.64)%   (3.35)%
--------------------------------------------------------------------------------
Inception* through 1/31/00                       4.13       4.41      4.60
--------------------------------------------------------------------------------


Cumulative Total Returns
--------------------------------------------------------------------------------
                                                 Without Sales Charges(1)
--------------------------------------------------------------------------------
Class A (Inception* through 1/31/00)                       23.04%
--------------------------------------------------------------------------------
Class B (Inception* through 1/31/00)                       20.66
--------------------------------------------------------------------------------
Class L (Inception* through 1/31/00)                       20.90
--------------------------------------------------------------------------------
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.50% and 1.00%, respectively; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed less than one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

*    Inception date for Class A, B and L shares is February 5, 1996.

Growth of $10,000 Invested in Class A, B and L Shares of the Income Portfolio vs. Standard & Poor's 500 Composite Stock Index, Lehman Government/Corporate Bond Index, Salomon Smith Barney High Yield Market Index and Salomon Smith Barney One-Year Treasury Bill Index
--------------------------------------------------------------------------------
February 5, 1996 - January 31, 2000 (unaudited)

                                    [GRAPH]

                                                                                                                Salomon
               Income         Income      Income                             Lehman         Salomon             Smith Barney
               Portfolio-     Portfolio-  Portfolio-     Standard & Poor's   Government/    Smith Barney        One-Year
               Class A        Class B     Class L        500 Composite       Corporate      High Yield          Treasury
               Shares         Shares      Shares          Stock Index        Bond Index     Market Index        Bill Index
  2/5/96         9,550        10,000        9,896           10,000            10,000          10,000             10,000
  Jul-96         9,482         9,472        9,711           10,175             9,473          10,208             10,214
  Jan-97        10,160        10,139       10,385           12,630             9,118          11,049             10,551
  Jul-97        10,939        10,973       11,263           15,476             9,643          11,886             10,892
  Jan-98        11,322        11,297       11,636           16,026            10,136          12,693             11,214
  Jul-98        11,644        11,750       11,929           18,462            10,421          13,152             11,511
  Jan-99        11,875        11,946       12,137           21,235            11,020          13,050             11,840
  Jul-99        11,702        11,856       11,943           22,191            10,663          13,114             12,114
 1/30/00        11,751        11,880       11,966           23,429            10,704          12,973             12,327


The chart above represents a hypothetical illustration of $10,000 invested in Class A, B and L shares on February 5, 1996 (inception date), assuming deduction of the maximum 4.50% and 1.00% sales charge at the time of investment for Class A and L shares, respectively, the deduction of the maximum 4.50% CDSC for Class B shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through January 31, 2000. The Standard & Poor's 500 Composite Stock Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Government/Corporate Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Salomon Smith Barney High Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. The Salomon Smith Barney One-Year Treasury Bill Index consists of one 1-Year United States Treasury bill whose return is tracked until its maturity. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index. The performance of the Portfolio's other classes may be greater or less than the performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

                              THE GLOBAL PORTFOLIO

Schedule of Investments                                                               January  31, 2000
-------------------------------------------------------------------------------------------------------

Shares                         Description                                                      Value
=======================================================================================================
Underlying Funds -- 98.5%
 95,662  Smith Barney Funds, Inc. - Large Cap Value Fund                                    $ 1,609,039
 76,817  Smith Barney Investment Funds Inc. - Concert Peachtree Growth Fund                   1,391,173
599,407  Smith Barney Investment Funds Inc. - Smith Barney Hansberger Global Value Fund       8,020,069
343,045  Smith Barney Investment Funds Inc. - Smith Barney Hansberger Small Cap Value Fund    3,183,460
196,494  Smith Barney Investment Trust - Smith Barney Large Capitalization Growth Fund        4,853,406
232,758  Smith Barney Small Cap Blend Fund, Inc.                                              3,167,837
155,017  Smith Barney World Funds, Inc. - Emerging Markets Portfolio                          1,849,362
279,699  Smith Barney World Funds, Inc. - International Equity Portfolio                      8,522,438
-------------------------------------------------------------------------------------------------------
         Total Underlying Funds (Cost-- $27,151,690)                                         32,596,784
=======================================================================================================

Face
Amount                          Description                                                     Value
=======================================================================================================
Repurchase Agreement -- 1.5%
$ 495,000   Morgan Stanley Dean Witter &Co., 5.680% due 2/1/00; Proceeds at
             maturity -- $495,078; (Fully collateralized by U.S. Treasury Notes,
             5.500% to 7.000% due 7/15/08 to 5/15/09; Market value -- $507,848)
             (Cost -- $495,000)                                                                 495,000
=======================================================================================================
            Total Investments -- 100% (Cost -- $27,646,690*)                                $33,091,784
=======================================================================================================

* Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

                           THE HIGH GROWTH PORTFOLIO

Schedule of Investments                                                                    January 31, 2000
-----------------------------------------------------------------------------------------------------------

   Shares                       Description                                                       Value
===========================================================================================================
Underlying Funds -- 99.3%
  1,351,842   Smith Barney Aggressive Growth Fund Inc.                                         $118,421,338
  2,377,590   Smith Barney Equity Funds - Smith Barney Large Cap Blend Fund                      38,184,096
  2,197,862   Smith Barney Funds, Inc. - Large Cap Value Fund                                    36,968,043
  7,551,893   Smith Barney Income Funds - Smith Barney High Income Fund                          75,745,487
  4,380,637   Smith Barney Investment Funds Inc. - Concert Peachtree Growth Fund                 79,333,344
  3,335,166   Smith Barney Investment Funds Inc. - Smith Barney Contrarian Fund                  36,186,548
  6,334,915   Smith Barney Investment Funds Inc. - Smith Barney Hansberger Global Value Fund     84,761,166
  3,978,233   Smith Barney Investment Trust - Smith Barney Large Capitalization Growth Fund      98,262,348
  2,337,013   Smith Barney Investment Trust - Smith Barney Mid Cap Blend Fund                    45,641,857
 11,627,450   Smith Barney Small Cap Blend Fund, Inc.                                           158,249,600
  3,114,141   Smith Barney World Funds, Inc. - International Equity Portfolio                    94,887,880
-----------------------------------------------------------------------------------------------------------
              Total Underlying Funds (Cost -- $675,043,425)                                     866,641,707
===========================================================================================================

  Face
  Amount                            Description                                                    Value
===========================================================================================================
Repurchase Agreement -- 0.7%
$ 6,100,000   Morgan Stanley Dean Witter & Co., 5.680% due 2/1/00; Proceeds at
               maturity -- $6,100,962; (Fully collateralized by U.S. Treasury Notes,
               5.500% to 7.000% due 7/15/08 to 5/15/09; Market value -- $6,222,000)
               (Cost -- $6,100,000)                                                               6,100,000
===========================================================================================================
              Total Investments -- 100% (Cost -- $681,143,425*)                                $872,741,707
===========================================================================================================

* Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

                             THE GROWTH PORTFOLIO

Schedule of Investments                                                                  January  31, 2000
----------------------------------------------------------------------------------------------------------

   Shares                       Description                                                        Value
==========================================================================================================
Underlying Funds -- 99.8%
    832,540   Smith Barney Aggressive Growth Fund Inc.                                        $ 72,930,507
  5,537,104   Smith Barney Equity Funds - Smith Barney Large Cap Blend Fund                     88,925,892
  5,083,714   Smith Barney Funds, Inc. - Large Cap Value Fund                                   85,508,070
  8,570,484   Smith Barney Income Funds - Smith Barney High Income Fund                         85,961,983
  5,272,956   Smith Barney Investment Funds Inc. - Concert Peachtree Growth Fund                95,493,238
  3,710,836   Smith Barney Investment Funds Inc. - Smith Barney Contrarian Fund                 40,262,575
  9,924,936   Smith Barney Investment Funds Inc. - Smith Barney Government Securities Fund      88,431,187
  4,096,294   Smith Barney Investment Funds Inc. - Smith Barney Hansberger Global Value Fund    54,808,422
  7,853,814   Smith Barney Investment Funds Inc. - Smith Barney Investment Grade Bond Fund      87,727,107
  2,535,359   Smith Barney Investment Trust - Smith Barney Large Capitalization Growth Fund     62,623,378
  2,981,907   Smith Barney Investment Trust - Smith Barney Mid Cap Blend Fund                   58,236,656
  3,415,911   Smith Barney Small Cap Blend Fund, Inc.                                           46,490,551
  3,797,929   Smith Barney World Funds, Inc. - International Equity Portfolio                  115,722,911
----------------------------------------------------------------------------------------------------------
              Total Underlying Funds (Cost -- $844,806,449)                                    983,122,477
==========================================================================================================

  Face
  Amount                            Description                                                    Value
==========================================================================================================
Repurchase Agreement-- 0.2%
$ 2,456,000   Morgan Stanley Dean Witter & Co., 5.680% due 2/1/00; Proceeds
               at maturity -- $2,456,388; (Fully collateralized by U.S. Treasury
               Notes, 5.500% to 7.000% due 7/15/08 to 5/15/09; Market value --
               $2,519,747) (Cost -- $2,456,000)                                                  2,456,000
==========================================================================================================
              Total Investments -- 100% (Cost -- $847,262,449*)                               $985,578,477
==========================================================================================================

* Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

                            THE BALANCED PORTFOLIO

Schedule of Investments                                                                  January  31, 2000
----------------------------------------------------------------------------------------------------------

   Shares                       Description                                                        Value
==========================================================================================================
Underlying Funds-- 100.0%
   3,458,420   Smith Barney Appreciation Fund Inc.$                                             52,395,067
   1,650,950   Smith Barney Equity Funds - Smith Barney Large Cap Blend Fund                    26,514,257
   4,024,262   Smith Barney Fundamental Value Fund Inc.                                         54,770,217
   1,500,816   Smith Barney Funds, Inc. - Large Cap Value Fund                                  25,243,729
   6,049,289   Smith Barney Funds, Inc. - Short-Term High Grade Bond Fund                       23,894,694
   3,648,618   Smith Barney Income Funds - Smith Barney Convertible Fund                        52,941,448
  10,827,047   Smith Barney Income Funds - Smith Barney Diversified Strategic Income Fund       78,387,826
   2,892,325   Smith Barney Income Funds - Smith Barney Premium Total Return Fund               51,223,078
   5,807,928   Smith Barney Investment Funds Inc. - Smith Barney Government Securities Fund     51,748,647
   4,406,413   Smith Barney Managed Governments Fund Inc.                                       52,083,806
   2,426,883   Smith Barney World Funds, Inc. - Global Government Bond Portfolio                25,506,549
   1,068,203   Smith Barney World Funds, Inc. - International Equity Portfolio                  32,548,152
----------------------------------------------------------------------------------------------------------
               Total Investments -- 100% (Cost -- $531,262,921*)                              $527,257,470
==========================================================================================================

* Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

                          THE CONSERVATIVE PORTFOLIO

Schedule of Investments                                                                  January  31, 2000
----------------------------------------------------------------------------------------------------------

   Shares                       Description                                                      Value
==========================================================================================================
Underlying Funds -- 100.0%
     955,217   Smith Barney Appreciation Fund Inc.                                            $ 14,471,539
     523,703   Smith Barney Fundamental Value Fund Inc.                                          7,127,604
   1,666,134   Smith Barney Funds, Inc. - Short-Term High Grade Bond Fund                        6,581,231
     976,356   Smith Barney Income Funds - Smith Barney Convertible Fund                        14,166,927
   3,981,044   Smith Barney Income Funds - Smith Barney Diversified Strategic Income Fund       28,822,762
   1,451,396   Smith Barney Income Funds - Smith Barney High Income Fund                        14,557,505
     387,942   Smith Barney Income Funds - Smith Barney Premium Total Return Fund                6,870,468
   1,604,290   Smith Barney Investment Funds Inc. - Smith Barney Government Securities Fund     14,294,232
     541,917   Smith Barney Investment Funds Inc. - Smith Barney Hansberger Global Value Fund    7,250,853
   1,825,325   Smith Barney Managed Governments Fund Inc.                                       21,575,343
     664,076   Smith Barney World Funds, Inc. - Global Government Bond Portfolio                 6,979,444
----------------------------------------------------------------------------------------------------------
               Total Investments-- 100% (Cost-- $150,371,656*)                                $142,697,908
==========================================================================================================

* Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

                             THE INCOME PORTFOLIO

Schedule of Investments                                                                  January  31, 2000
----------------------------------------------------------------------------------------------------------

   Shares                       Description                                                        Value
==========================================================================================================
Underlying Funds -- 100.0%
    211,866   Smith Barney Appreciation Fund Inc.                                              $ 3,209,769
  1,555,311   Smith Barney Funds, Inc. - Short-Term High Grade Bond Fund                         6,143,478
    219,431   Smith Barney Income Funds - Smith Barney Convertible Fund                          3,183,938
  1,790,977   Smith Barney Income Funds - Smith Barney Diversified Strategic Income Fund        12,966,672
  1,294,148   Smith Barney Income Funds - Smith Barney High Income Fund                         12,980,305
    182,334   Smith Barney Income Funds - Smith Barney Premium Total Return Fund                 3,229,145
  1,088,850   Smith Barney Investment Funds Inc. - Smith Barney Government Securities Fund       9,701,658
  1,094,319   Smith Barney Managed Governments Fund Inc.                                        12,934,851
----------------------------------------------------------------------------------------------------------
              Total Investments -- 100% (Cost -- $69,695,727*)                                 $64,349,816
==========================================================================================================

* Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

Statements of Assets and Liabilities                                                                              January 31, 2000
-----------------------------------------------------------------------------------------------------------------------------------
                                                  Global      High Growth       Growth        Balanced    Conservative    Income
                                                 Portfolio     Portfolio       Portfolio     Portfolio      Portfolio    Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at cost                         $27,646,690   $681,143,425    $847,262,449   $531,262,921  $150,371,656  $69,695,727
-----------------------------------------------------------------------------------------------------------------------------------
  Investments, at value                        $33,091,784   $872,741,707    $985,578,477   $527,257,470  $142,697,908  $64,349,816
  Cash                                                 375        266,942             480             --        65,281       86,797
  Receivable for Fund shares sold                  136,854        931,081         935,149         383,315      438,384      114,819
  Receivable from manager                           65,699             --              --             --            --           --
  Dividends and interest receivable                     78            963             388         49,637        15,329       13,886
-----------------------------------------------------------------------------------------------------------------------------------
  Total Assets                                  33,294,790    873,940,693     986,514,494    527,690,422   143,216,902   64,565,318
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Payable for Fund shares purchased                  6,300        956,945       1,184,124      2,381,841       821,450           --
  Distribution fees payable                          5,466        148,639         198,909         58,455        19,721        8,843
  Payable to bank                                       --             --              --        139,825            --           --
  Payable for securities purchased                      --             --              --             --            --      411,230
  Accrued expenses                                      --        544,513         711,130        737,282       186,855       34,675
-----------------------------------------------------------------------------------------------------------------------------------
  Total Liabilities                                 11,766      1,650,097       2,094,163      3,317,403     1,028,026      454,748
-----------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                               $33,283,024   $872,290,596    $984,420,331   $524,373,019  $142,188,876  $64,110,570
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
  Par value of capital shares                  $     2,437   $     51,991    $     64,986   $     41,585  $     12,381  $     6,022
  Capital paid in excess of par value           27,110,809    661,056,893     813,380,529    506,405,395   146,757,866   69,439,896
  Undistributed net investment income                6,759        962,108         962,562      1,448,907       832,654       43,298
  Accumulated net realized gain (loss)
    on investments                                 717,925     18,621,322      31,696,226     20,482,583     2,259,723      (32,735)

  Net unrealized appreciation (depreciation)
    of investments                               5,445,094    191,598,282     138,316,028     (4,005,451)   (7,673,748)  (5,345,911)

-----------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                               $33,283,024   $872,290,596    $984,420,331   $524,373,019  $142,188,876  $64,110,570
-----------------------------------------------------------------------------------------------------------------------------------
Shares Outstanding:
  Class A                                        1,326,551     26,239,747      28,634,046     17,673,659     6,131,481    3,017,575
  Class B                                        1,054,440     22,409,332      32,021,584     18,860,109     5,644,538    2,657,312
  Class L                                           55,530      2,744,556       3,792,736      2,688,796       604,812      347,231
  Class Z                                               --        597,261         537,444      2,362,282            --           --
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                    $13.67        $16.81           $15.11         $12.58        $11.47       $10.64
  Class B *                                         $13.65        $16.74           $15.18         $12.64        $11.50       $10.65
  Class L **                                        $13.64        $16.75           $15.19         $12.64        $11.50       $10.65
  Class Z (and redemption price)                        --        $16.81           $15.03         $12.55            --           --
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 5.26% of
    net asset value per share)                      $14.39        $17.69           $15.90         $13.24           --            --
  Class A (net asset value plus 4.71% of
    net asset value per share)                          --            --               --             --       $12.01        $11.14
  Class L (net asset value plus 1.01% of
    net asset value per share)                      $13.78        $16.92           $15.34         $12.77       $11.62        $10.76
-----------------------------------------------------------------------------------------------------------------------------------

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC (4.50% for the Conservative Portfolio and the Income Portfolio) if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.



                       See Notes to Financial Statements.

Statements of Operations                                                                        For the Year Ended January 31, 2000
-----------------------------------------------------------------------------------------------------------------------------------
                                               Global      High Growth     Growth        Balanced       Conservative     Income
                                               Portfolio   Portfolio       Portfolio     Portfolio       Portfolio       Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income:
  Income distributions from
    Underlying Funds                        $  232,528   $  9,834,631   $ 22,142,429   $ 20,518,324     $ 7,530,953     $ 4,407,029
  Short-term capital gain
    from Underlying Funds                      358,134     21,460,630     13,123,108      1,635,150         381,530          91,603
  Interest                                      17,575        224,033        228,812         74,880          31,896           8,807
-----------------------------------------------------------------------------------------------------------------------------------
  Total Investment Income                      608,237     31,519,294     35,494,349     22,228,354       7,944,379       4,507,439
-----------------------------------------------------------------------------------------------------------------------------------
Expenses:
  Distribution fees (Note 2)                   158,132      4,803,927      6,242,889      3,407,583         746,755         356,733
  Other expenses                                93,310      2,747,177      3,282,233      1,899,634         519,947         248,660
-----------------------------------------------------------------------------------------------------------------------------------
  Total Expenses                               251,442      7,551,104      9,525,122      5,307,217       1,266,702         605,393
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                          356,795     23,968,190     25,969,227     16,921,137       6,677,677       3,902,046
-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
on Investments (Note 3):
  Realized Gain (Loss) From:
    Sale of Underlying Funds                        --      4,679,143      5,189,537      1,634,128         186,596        (716,142)
    Capital gain distributions from
      Underlying Funds                         768,188     26,406,090     36,971,171     24,858,812       3,074,238         885,017
-----------------------------------------------------------------------------------------------------------------------------------
  Net Realized Gain                            768,188     31,085,233     42,160,708     26,492,940       3,260,834         168,875
-----------------------------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  (Depreciation) of Investments:
    Beginning of year                          673,196    110,582,801    115,601,383     18,334,047        (273,413)       (374,229)
    End of year                              5,445,094    191,598,282    138,316,028     (4,005,451)     (7,673,748)     (5,345,911)
-----------------------------------------------------------------------------------------------------------------------------------
  Change in Net Unrealized
    Appreciation (Depreciation)              4,771,898     81,015,481     22,714,645    (22,339,498)     (7,400,335)     (4,971,682)
-----------------------------------------------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments               5,540,086    112,100,714     64,875,353      4,153,442      (4,139,501)     (4,802,807)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
  From Operations                           $5,896,881   $136,068,904   $ 90,844,580   $ 21,074,579    $  2,538,176    $   (900,761)
-----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

Statements of Changes in Net Assets                                                             For the Year Ended January 31, 2000
-----------------------------------------------------------------------------------------------------------------------------------
                                           Global        High Growth     Growth          Balanced       Conservative     Income
                                           Portfolio     Portfolio       Portfolio       Portfolio       Portfolio       Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income                $    356,795   $  23,968,190    $  25,969,227   $  16,921,137   $  6,677,677    $  3,902,046
  Net realized gain                         768,188      31,085,233       42,160,708      26,492,940      3,260,834         168,875
  Change in net unrealized
    appreciation (depreciation)           4,771,898      81,015,481       22,714,645     (22,339,498)    (7,400,335)     (4,971,682)
-----------------------------------------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets
    From Operations                       5,896,881     136,068,904       90,844,580      21,074,579      2,538,176        (900,761)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                    (350,036)    (23,006,082)     (25,775,265)    (15,871,205)    (6,218,143)     (3,825,788)
  Net realized gains                        (93,715)    (17,458,064)     (21,941,148)    (19,103,907)    (3,129,896)       (678,070)
-----------------------------------------------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders          (443,751)    (40,464,146)     (47,716,413)    (34,975,112)    (9,348,039)     (4,503,858)
-----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (Note 5):
  Net proceeds from sale of shares       13,607,471     183,979,921      204,689,191     136,513,861     46,615,913      20,001,410
  Net asset value of shares issued
    for reinvestment of dividends           443,640      40,151,190       47,063,404      34,380,067      9,153,577       4,086,902
  Cost of shares reacquired              (6,451,424)   (175,452,046)    (214,147,076)   (179,562,239)   (50,236,057)    (29,405,407)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
  From Fund Share Transactions            7,599,687      48,679,065       37,605,519      (8,668,311)     5,533,433      (5,317,095)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets        13,052,817     144,283,823       80,733,686     (22,568,844)    (1,276,430)    (10,721,714)

Net Assets:
  Beginning of year                      20,230,207     728,006,773      903,686,645     546,941,863    143,465,306      74,832,284
-----------------------------------------------------------------------------------------------------------------------------------
  End of year*                         $ 33,283,024   $ 872,290,596    $ 984,420,331   $ 524,373,019   $142,188,876    $ 64,110,570
-----------------------------------------------------------------------------------------------------------------------------------
* Includes undistributed
  net investment income of:            $      6,759   $     962,108    $     962,562   $   1,448,907   $    832,654    $     43,298
-----------------------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)                                                For the Year Ended January 31, 1999
-----------------------------------------------------------------------------------------------------------------------------------


                                                   Global     High Growth      Growth        Balanced    Conservative     Income
                                                Portfolio(1)   Portfolio      Portfolio     Portfolio      Portfolio     Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income                      $      37,925  $   1,916,805  $  11,738,141  $ 13,071,007  $   5,668,123  $  3,892,661
  Net realized gain                                 59,221     20,723,412     22,093,046    16,335,841      2,660,092       684,340
  Change in net unrealized
    appreciation (depreciation)                    673,196     85,048,371     81,964,941    10,040,283     (1,387,430)   (1,487,808)
-----------------------------------------------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations           770,342    107,688,588    115,796,128    39,447,131      6,940,785     3,089,193
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders From:
  Net investment income                            (37,925)    (1,916,805)   (11,668,230)  (13,888,946)    (5,720,587)   (3,925,621)
  Net realized gains                               (15,769)   (22,738,630)   (21,474,608)  (13,499,883)    (2,438,232)     (653,034)
-----------------------------------------------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                  (53,694)   (24,655,435)   (33,142,838)  (27,388,829)    (8,158,819)   (4,578,655)
-----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (Note 5):
  Net proceeds from sale of shares              21,514,725    250,815,393    279,779,380   221,653,754     63,759,336    32,573,378
  Net asset value of shares issued
    for reinvestment of dividends                   53,691     24,488,226     32,700,434    26,738,856      7,940,449     4,093,470
  Cost of shares reacquired                     (2,054,857)  (150,565,920)  (160,653,723) (104,498,115)   (32,857,120)  (20,741,399)
-----------------------------------------------------------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                     19,513,559    124,737,699    151,826,091   143,894,495     38,842,665    15,925,449
-----------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets                          20,230,207    207,770,852    234,479,381   155,952,797     37,624,631    14,435,987

Net Assets:
    Beginning of year                                   --    520,235,921    669,207,264   390,989,066    105,840,675    60,396,297
-----------------------------------------------------------------------------------------------------------------------------------
    End of year*                             $  20,230,207  $ 728,006,773  $ 903,686,645  $546,941,863  $ 143,465,306  $ 74,832,284
-----------------------------------------------------------------------------------------------------------------------------------
* Includes undistributed (overdistributed)
    net investment income of:                           --             --  $     768,600  $    398,975  $     373,120  $    (32,960)
-----------------------------------------------------------------------------------------------------------------------------------

(1) For the period March 9, 1998 (commencement of operations) to
January 31, 1999.


                       See Notes to Financial Statements.

Notes to Financial Statements
--------------------------------------------------------------------------------
1.   Significant Accounting Policies

The Global, High Growth, Growth, Balanced, Conservative and Income Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney Concert Allocation Series Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company and consists of these portfolios and five other separate investment portfolios: Select High Growth, Select Growth, Select Balanced, Select Conservative and Select Income Portfolios. The Portfolios invest in other mutual funds ("Underlying Funds") managed by SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"). The financial statements and financial highlights for the other portfolios are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation; (c) income distributions and short-term capital gain distributions from Underlying Funds are recorded on the ex-dividend date as investment income and interest income is recorded on an accrual basis;
(d) long-term capital gains from Underlying Funds are recorded on the ex-dividend date as realized gains; (e) gains or losses on the sale of Underlying Funds are calculated by using the specific identification method; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (i) direct expenses are charged to each class of each portfolio; management fees are allocated on the basis of the relative net assets of each class; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.   Management Agreement and Other Transactions
--------------------------------------------------------------------------------
SSBC is the investment manager for the Fund. Each Portfolio pays SSBC a monthly fee calculated at an annual rate of 0.35% of the average daily net assets. From this fee all expenses of the Fund are deducted except for Rule 12b-1 Plan Distribution fees and extraordinary expenses. If expenses exceed the 0.35% fee, the excess amount is paid on behalf of the Fund by SSBC.

Effective October 1999, Smith Barney Private Trust Company ("Private Trust"), another subsidiary of Citigroup, became the Fund's transfer agent and PFPC Global Fund Services ("PFPC") became the sub-transfer agent. Private Trust receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by Private Trust. During the period October 1, 1999 through January 31, 2000, the Portfolios paid transfer agent fees of $241,632 to Private Trust.

CFBDS, Inc. ("CFBDS") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

The Global, High Growth, Growth and Balanced Portfolios have a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. The Conservative and Income Portfolios have a CDSC of 4.50% on Class B shares, which applies if redemption occurs less than one year from purchase and declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended January 31, 2000, CFBDS and SSB received sales charges of approximately $323,000 and $164,000 on sales of the Portfolios' Class A and L shares, respectively. In addition, CDSCs paid to CFBDS were approximately:

Portfolio                            Class A          Class B           Class L
--------------------------------------------------------------------------------
Global                                $   --          $    --            $   --
High Growth                            3,000          257,000             4,000
Growth                                 2,000          432,000            11,000
Balanced                                  --          280,000             6,000
Conservative                           1,000           48,000             2,000
Income                                    --           32,000                --
--------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Portfolios pay a service fee with respect to their Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Global, High Growth, Growth and Balanced Portfolios each pays a distribution fee with respect to their Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class. The Conservative and Income Portfolios each pays a distribution fee with respect to their Class B and L shares calculated at the annual rates of 0.50% and 0.45%, respectively, of the average daily net assets of each class.

--------------------------------------------------------------------------------
For the year ended January 31, 2000, total Distribution Plan fees were as follows:

Portfolio                          Class A           Class B            Class L
--------------------------------------------------------------------------------
Global                       $      36,155     $     117,753      $       4,224
High Growth                        988,428         3,407,050            408,449
Growth                           1,021,504         4,667,876            553,509
Balanced                           570,225         2,480,309            357,049
Conservative                       181,917           514,670             50,168
Income                              87,026           240,920             28,787
--------------------------------------------------------------------------------

All officers and one Director of the Fund are employees of SSB.

3. Investments
During the year ended January 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:


Portfolio                                         Purchases               Sales
--------------------------------------------------------------------------------
Global                                         $   7,981,101      $          --
High Growth                                       68,223,211         13,000,000
Growth                                            69,588,159         14,000,000
Balanced                                          25,538,237         20,719,000
Conservative                                      11,526,460          4,466,000
Income                                             3,143,173          7,535,727
--------------------------------------------------------------------------------

At January 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                 Net Unrealized
                                                                   Appreciation
Portfolio                     Appreciation      Depreciation      (Depreciation)
--------------------------------------------------------------------------------
Global                       $   5,860,709     $    (415,615)     $   5,445,094
High Growth                    208,508,005       (16,909,723)       191,598,282
Growth                         176,997,671       (38,681,643)       138,316,028
Balanced                        28,374,026       (32,379,477)        (4,005,451)
Conservative                     2,361,490       (10,035,238)        (7,673,748)
Income                              15,666        (5,361,577)        (5,345,911)
--------------------------------------------------------------------------------

4.   Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5.   Capital Shares

At January 31, 2000, the Fund had 5.5 billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolios and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

--------------------------------------------------------------------------------
At January 31, 2000, total paid-in capital amounted to the following for each class:

Portfolio              Class A          Class B          Class L        Class Z
--------------------------------------------------------------------------------
Global            $ 14,807,165     $ 11,637,115     $    668,966            $--
High Growth        334,916,479      282,859,734       34,863,534      8,469,137
Growth             361,717,680      397,905,318       46,423,811      7,398,706
Balanced           215,515,941      228,455,475       32,199,173     30,276,391
Conservative        72,644,638       67,025,886        7,099,723           --
Income              34,788,253       30,664,817        3,992,848           --
--------------------------------------------------------------------------------

Transactions in shares of each class within each Portfolio were as follows:

                                     Year Ended January 31, 2000          Year Ended January 31, 1999*
                                     ---------------------------          ----------------------------
                                         Shares         Amount                Shares         Amount
GLOBAL PORTFOLIO:
Class A
  Shares sold                           622,065    $   7,564,934           1,073,327    $  11,530,351
  Shares issued on reinvestment          21,526          303,911               4,610           50,532
  Shares reacquired                    (281,617)      (3,453,034)           (113,360)      (1,189,529)
------------------------------------------------------------------------------------------------------
  Net Increase                          361,974    $   4,415,811             964,577      $10,391,354
------------------------------------------------------------------------------------------------------
Class B
  Shares sold                           456,639    $   5,529,294             907,165    $   9,739,828
  Shares issued on reinvestment           9,569          133,382                 281            3,083
  Shares reacquired                    (238,917)      (2,905,174)            (80,297)        (863,298)
------------------------------------------------------------------------------------------------------
  Net Increase                          227,291    $   2,757,502             827,149    $   8,879,613
------------------------------------------------------------------------------------------------------
Class L**
  Shares sold                            40,493       $  513,243              22,142    $     244,546
  Shares issued on reinvestment             452            6,347                   7               76
  Shares reacquired                      (7,367)         (93,216)               (197)          (2,030)
------------------------------------------------------------------------------------------------------
  Net Increase                           33,578       $  426,374              21,952    $     242,592
------------------------------------------------------------------------------------------------------
HIGH GROWTH PORTFOLIO:
Class A
  Shares sold                         6,135,918    $  95,762,765           9,638,759    $ 133,112,615
  Shares issued on reinvestment       1,276,427       21,787,655             924,090       13,150,399
  Shares reacquired                  (5,752,212)     (89,823,483)         (5,966,783)     (82,338,491)
------------------------------------------------------------------------------------------------------
  Net Increase                        1,660,133    $  27,726,937           4,596,066    $  63,924,523
------------------------------------------------------------------------------------------------------
Class B
  Shares sold                         4,494,596    $  69,681,759           7,337,722    $ 100,937,836
  Shares issued on reinvestment         938,822       15,933,726             700,013        9,910,412
  Shares reacquired                  (4,508,234)     (70,071,478)         (4,321,062)     (58,961,282)
------------------------------------------------------------------------------------------------------
  Net Increase                          925,184    $  15,544,007           3,716,673    $  51,886,966
------------------------------------------------------------------------------------------------------
Class L**
  Shares sold                           922,114    $  14,353,773             978,422    $  13,492,978
  Shares issued on reinvestment         114,059        1,937,349              83,746        1,186,252
  Shares reacquired                    (854,726)     (13,223,757)           (647,771)      (8,784,316)
------------------------------------------------------------------------------------------------------
  Net Increase                          181,447    $   3,067,365             414,397    $   5,894,914
------------------------------------------------------------------------------------------------------
Class Z
  Shares sold                           264,790    $   4,181,624             237,560    $   3,271,964
  Shares issued on reinvestment          28,805          492,460              16,927          241,163
  Shares reacquired                    (148,132)      (2,333,328)            (36,884)        (481,831)
------------------------------------------------------------------------------------------------------
  Net Increase                          145,463    $   2,340,756             217,603    $   3,031,296
------------------------------------------------------------------------------------------------------

* For the Global Portfolio, transactions are for the period from March 9, 1998 (inception date) to January 31, 1999.

**   On June 12, 1998, Class C shares were renamed Class L shares.

Notes to Financial Statements (continued)
--------------------------------------------------------------------------------------------------
                                     Year Ended January 31, 2000      Year Ended January 31, 1999
                                     ---------------------------      ----------------------------
                                         Shares         Amount            Shares         Amount
--------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO:
Class A
  Shares sold                         6,822,699    $  99,916,712      9,890,706    $ 135,398,427
  Shares issued on reinvestment       1,505,014       22,951,042      1,153,168       16,051,546
  Shares reacquired                  (6,799,898)     (99,881,076)    (5,482,711)     (74,886,382)
--------------------------------------------------------------------------------------------------
  Net Increase                        1,527,815    $  22,986,678      5,561,163    $  76,563,591
--------------------------------------------------------------------------------------------------
Class B
  Shares sold                         5,869,454    $  86,203,729      9,212,957    $ 125,960,941
  Shares issued on reinvestment       1,384,746       21,190,814      1,053,702       14,682,979
  Shares reacquired                  (6,519,592)     (96,109,685)    (5,399,175)     (73,438,124)
--------------------------------------------------------------------------------------------------
  Net Increase                          734,608    $  11,284,858      4,867,484    $  67,205,796
--------------------------------------------------------------------------------------------------
Class L*
  Shares sold                         1,066,462    $  15,695,754      1,118,532    $  15,322,127
  Shares issued on reinvestment         160,938        2,461,856        122,113        1,702,086
  Shares reacquired                  (1,116,824)     (16,427,203)      (863,978)     (11,810,541)
--------------------------------------------------------------------------------------------------
  Net Increase                          110,576    $   1,730,407        376,667    $   5,213,672
--------------------------------------------------------------------------------------------------
Class Z
  Shares sold                           195,145    $   2,872,996        225,050    $   3,097,885
  Shares issued on reinvestment          30,311          459,692         18,965          263,823
  Shares reacquired                    (117,495)      (1,729,112)       (38,475)        (518,676)
--------------------------------------------------------------------------------------------------
  Net Increase                          107,961    $   1,603,576        205,540    $   2,843,032
--------------------------------------------------------------------------------------------------
BALANCED PORTFOLIO:
Class A
  Shares sold                         4,909,981    $  63,180,938      7,295,468    $  93,331,666
  Shares issued on reinvestment       1,262,399       16,057,604        992,232       12,647,946
  Shares reacquired                  (6,079,104)     (78,225,950)    (3,928,077)     (50,334,232)
--------------------------------------------------------------------------------------------------
  Net Increase                           93,276    $   1,012,592      4,359,623    $  55,645,380
--------------------------------------------------------------------------------------------------
Class B
  Shares sold                         3,993,019    $  51,415,341      6,310,903    $  80,756,363
  Shares issued on reinvestment       1,096,736       13,958,085        955,452       12,174,485
  Shares reacquired                  (5,366,542)     (68,934,698)    (3,493,405)     (44,662,329)
--------------------------------------------------------------------------------------------------
  Net Increase (Decrease)              (276,787)   $  (3,561,272)     3,772,950    $  48,268,519
--------------------------------------------------------------------------------------------------
Class L*
  Shares sold                           760,050    $   9,796,888      1,018,653    $  13,032,302
  Shares issued on reinvestment         152,782        1,944,042        126,636        1,613,187
  Shares reacquired                    (913,426)     (11,707,779)      (634,335)      (8,131,326)
--------------------------------------------------------------------------------------------------
  Net Increase (Decrease)                  (594)   $      33,151        510,954    $   6,514,163
--------------------------------------------------------------------------------------------------
Class Z
  Shares sold                           945,905    $  12,120,694      2,689,367    $  34,533,423
  Shares issued on reinvestment         190,416        2,420,336         23,813          303,238
  Shares reacquired                  (1,609,785)     (20,693,812)      (108,811)      (1,370,228)
--------------------------------------------------------------------------------------------------
  Net Increase (Decrease)              (473,464)   $  (6,152,782)     2,604,369    $  33,466,433
--------------------------------------------------------------------------------------------------


*    On June 12, 1998, Class C shares were renamed Class L shares.

-------------------------------------------------------------------------------

                                       Year Ended January 31, 2000      Year Ended January 31, 1999
                                      -----------------------------    ------------------------------
                                         Shares         Amount            Shares         Amount
=====================================================================================================
CONSERVATIVE PORTFOLIO:
Class A
  Shares sold                          1,961,746    $ 23,263,203         2,757,450    $ 33,247,320
  Shares issued on reinvestment          412,102       4,824,123           343,683       4,130,057
  Shares reacquired                   (2,188,217)    (25,913,762)       (1,363,889)    (16,448,987)
-----------------------------------------------------------------------------------------------------
  Net Increase                           185,631    $  2,173,564         1,737,244    $ 20,928,390
=====================================================================================================
Class B
  Shares sold                          1,765,244    $ 21,004,694         2,192,411    $ 26,465,020
  Shares issued on reinvestment          336,293       3,939,093           283,399       3,402,812
  Shares reacquired                   (1,861,174)    (21,953,525)       (1,068,131)    (12,898,059)
-----------------------------------------------------------------------------------------------------
  Net Increase                           240,363    $  2,990,262         1,407,679    $ 16,969,773
=====================================================================================================
Class L*
  Shares sold                            198,951    $  2,348,016           273,480    $  3,295,754
  Shares issued on reinvestment           33,335         390,361            28,107         337,543
  Shares reacquired                     (201,238)     (2,368,770)         (170,834)     (2,071,580)
-----------------------------------------------------------------------------------------------------
  Net Increase                            31,048      $  369,607           130,753    $  1,561,717
=====================================================================================================
Class Z+
  Shares sold                                 --              --            61,958    $    751,242
  Shares issued on reinvestment               --              --             5,835          70,037
  Shares reacquired                           --              --          (120,224)     (1,438,494)
-----------------------------------------------------------------------------------------------------
  Net Decrease                                --              --           (52,431)   $   (617,215)
=====================================================================================================
INCOME PORTFOLIO:
Class A
  Shares sold                          1,022,474    $ 11,339,602         1,432,010    $ 16,620,992
  Shares issued on reinvestment          197,909       2,174,642           186,978       2,165,859
  Shares reacquired                   (1,368,490)    (15,148,888)         (969,412)    (11,236,624)
-----------------------------------------------------------------------------------------------------
  Net Increase (Decrease)               (148,107)   $ (1,634,644)          649,576  $    7,550,227
=====================================================================================================
Class B
  Shares sold                            624,103    $  6,945,122         1,150,258    $ 13,342,895
  Shares issued on reinvestment          156,566       1,722,038           144,806       1,678,632
  Shares reacquired                   (1,122,358)    (12,412,069)         (554,946)     (6,443,862)
-----------------------------------------------------------------------------------------------------
  Net Increase (Decrease)               (341,689)   $ (3,744,909)          740,118    $  8,577,665
=====================================================================================================
Class L*
  Shares sold                            154,679    $  1,716,686           142,970    $  1,657,080
  Shares issued on reinvestment           17,299         190,222            14,963         173,507
  Shares reacquired                     (167,729)     (1,844,450)         (118,393)     (1,382,791)
-----------------------------------------------------------------------------------------------------
  Net Increase                             4,249       $  62,458            39,540    $    447,796
=====================================================================================================
Class Z+
  Shares sold                                 --              --            81,175    $    952,411
  Shares issued on reinvestment               --              --             6,518          75,472
  Shares reacquired                           --              --          (146,474)     (1,678,122)
-----------------------------------------------------------------------------------------------------
  Net Decrease                                --              --           (58,781)   $   (650,239)
=====================================================================================================

*    On June 12, 1998, Class C shares were renamed Class L shares.
+    On January 4, 1999, Class Z shares were fully redeemed.

Financial Highlights
-------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended January 31:


                                                     Class A                   Class B                     Class L
                                            ------------------------   ------------------------   ---------------------------
GLOBAL PORTFOLIO                              2000(1)    1999(1)(2)      2000(1)    1999(1)(2)      2000(1)    1999(1)(2)(3)
=============================================================================================================================
Net Asset Value, Beginning of Year            $11.16       $11.40        $11.15       $11.40        $11.14         $11.40
-----------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)(4)              0.21         0.07          0.10         0.00*         0.30          (0.02)
   Net realized and unrealized gain (loss)      2.54        (0.26)         2.53        (0.24)         2.33          (0.23)
-----------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             2.75        (0.19)         2.63        (0.24)         2.63          (0.25)
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                       (0.20)       (0.04)        (0.09)          --         (0.09)            --
   Net realized gains                          (0.04)       (0.01)        (0.04)       (0.01)        (0.04)         (0.01)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (0.24)       (0.05)        (0.13)       (0.01)        (0.13)         (0.01)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $13.67       $11.16        $13.65       $11.15        $13.64         $11.14
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                   24.57%       (1.60)%++     23.59%       (2.16)%++     23.61%         (2.25)%++
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)              $18,133      $10,766       $14,392       $9,220          $758           $244
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                     0.60%        0.59%+        1.35%        1.32%+        1.35%          1.32%+
   Net investment income (loss)                 1.73         0.80+         0.83         0.06+         2.36          (0.12)+
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            0%           0%            0%           0%            0%             0%
=============================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  For the period from March 9, 1998 (inception date) to January 31, 1999.
(3)  On June 12, 1998, Class C shares were renamed Class L shares.
(4) Net investment income (loss) per share includes short-term capital gain distributions from Underlying Funds.
*    Amount represents less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

-------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended January 31:


                                                                Class A Shares
                                           ----------------------------------------------------------
HIGH GROWTH PORTFOLIO                         2000(1)         1999(1)         1998         1997(2)
=======================================================================================================
Net Asset Value, Beginning of Year            $14.86          $12.97        $12.41         $11.40
-------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(3)                      0.54            0.09          0.11           0.20
  Net realized and unrealized gain              2.29            2.36          0.91           1.05
-------------------------------------------------------------------------------------------------------
Total Income From Operations                    2.83            2.45          1.02           1.25
-------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.53)          (0.08)        (0.13)         (0.20)
  Net realized gains                           (0.35)          (0.48)        (0.33)         (0.04)
-------------------------------------------------------------------------------------------------------
Total Distributions                            (0.88)          (0.56)        (0.46)         (0.24)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $16.81          $14.86        $12.97         $12.41
-------------------------------------------------------------------------------------------------------
Total Return                                   18.97%          19.15%         8.25%         11.04%++
-------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)             $441,050        $365,225      $259,212       $154,069
-------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      0.60%           0.60%         0.60%          0.60%+
  Net investment income                         3.44            0.68          1.00           2.79+
-------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            2%             21%           39%             0%
=======================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  For the period from February 5, 1996 (inception date) to January 31, 1997.
(3) Net investment income per share includes short-term capital gain distributions from Underlying Funds.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

-------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended January 31:

                                                            Class B Shares
                                           ----------------------------------------------------------
HIGH GROWTH PORTFOLIO                         2000(1)         1999(1)         1998         1997(2)
=======================================================================================================
Net Asset Value, Beginning of Year            $14.81          $12.95        $12.41         $11.40
-------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)(3)               0.41           (0.01)         0.03           0.08
  Net realized and unrealized gain              2.26            2.35          0.89           1.04
-------------------------------------------------------------------------------------------------------
Total Income From Operations                    2.67           2.34           0.92           1.12
-------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.39)            --          (0.05)         (0.07)
  Net realized gains                           (0.35)         (0.48)         (0.33)         (0.04)
-------------------------------------------------------------------------------------------------------
Total Distributions                            (0.74)         (0.48)         (0.38)         (0.11)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $16.74         $14.81         $12.95         $12.41
-------------------------------------------------------------------------------------------------------
Total Return                                   18.01%         18.30%          7.44%          9.91%++
-------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)             $375,224       $318,101       $230,142       $141,241
-------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      1.35%          1.35%          1.35%          1.35%+
  Net investment income (loss)                  2.65          (0.07)          0.25           2.04+
-------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            2%            21%            39%             0%
=======================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  For the period from February 5, 1996 (inception date) to January 31, 1997.
(3) Net investment income (loss) per share includes short-term capital gain distributions from Underlying Funds.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

-------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended January 31:

                                                          Class L  Shares
                                           ----------------------------------------------------------
HIGH GROWTH PORTFOLIO                         2000(1)      1999(1)(2)         1998         1997(3)
=======================================================================================================
Net Asset Value, Beginning of Year            $14.81          $12.96        $12.42         $11.40
-------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)(4)               0.43           (0.01)         0.03           0.08
  Net realized and unrealized gain              2.25            2.34          0.89           1.05
-------------------------------------------------------------------------------------------------------
Total Income From Operations                    2.68            2.33          0.92           1.13
-------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.39)             --         (0.05)         (0.07)
  Net realized gains                           (0.35)          (0.48)        (0.33)         (0.04)
-------------------------------------------------------------------------------------------------------
Total Distributions                            (0.74)          (0.48)        (0.38)         (0.11)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $16.75          $14.81        $12.96         $12.42
-------------------------------------------------------------------------------------------------------
Total Return                                   18.08%          18.21%         7.44%         10.00%++
-------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)              $45,979         $37,969       $27,845        $19,340
-------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      1.35%           1.35%         1.35%          1.35%+
  Net investment income (loss)                  2.74           (0.07)         0.25           2.04+
-------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            2%             21%           39%             0%
=======================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  On June 12, 1998, Class C shares were renamed Class L shares.
(3)  For the period from February 5, 1996 (inception date) to January 31, 1997.
(4) Net investment income (loss) per share includes short-term capital gain distributions from Underlying Funds.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended January 31:

                                                          Class Z  Shares
                                             ---------------------------------------------
HIGH GROWTH PORTFOLIO                         2000(1)      1999(1)    1998(1)    1997(2)
==========================================================================================
Net Asset Value, Beginning of Year            $14.86       $12.97     $12.41     $12.24
------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(3)                      0.63         0.13       0.17       0.01
  Net realized and unrealized gain              2.24         2.36       0.89       0.16
------------------------------------------------------------------------------------------
Total Income From Operations                    2.87         2.49       1.06       0.17
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.57)       (0.12)     (0.17)         -
  Net realized gains                           (0.35)       (0.48)     (0.33)         -
------------------------------------------------------------------------------------------
Total Distributions                            (0.92)       (0.60)     (0.50)         -
------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $16.81       $14.86     $12.97     $12.41
------------------------------------------------------------------------------------------
Total Return                                   19.26%       19.45%      8.58%      1.39%++
------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)              $10,038       $6,712     $3,037         $4
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      0.35%        0.35%      0.35%      0.35%+
  Net investment income                         4.00         0.95       1.25       3.33*
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            2%          21%        39%         0%
------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2)  For the period from January 17, 1997 (inception date) to January 31, 1997.

(3) Net investment income per share includes short-term capital gain distributionsfrom Underlying Funds.

*    Not annualized.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended January 31:

                                                           Class A  Shares
                                             ---------------------------------------------
GROWTH PORTFOLIO                              2000(1)      1999(1)    1998(1)     1997(2)
==========================================================================================
Net Asset Value, Beginning of Year            $14.43       $12.99     $12.32     $11.40
------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(3)                      0.47         0.26       0.31       0.33
  Net realized and unrealized gain              1.05         1.82       1.14       0.92
------------------------------------------------------------------------------------------
Total Income From Operations                    1.52         2.08       1.45       1.25
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.49)       (0.27)     (0.32)     (0.31)
  Net realized gains                           (0.35)       (0.37)     (0.46)     (0.02)
------------------------------------------------------------------------------------------
Total Distributions                            (0.84)       (0.64)     (0.78)     (0.33)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $15.11       $14.43     $12.99     $12.32
------------------------------------------------------------------------------------------
Total Return                                   10.53%       16.20%     11.82%     11.08++
------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)             $432,580     $391,235   $279,842   $161,026
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      0.60%        0.60%      0.60%      0.60%+
  Net investment income                         3.23         1.93       2.77       4.79+
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            2%          10%        41%         0%
==========================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  For the period from February 5, 1996 (inception date) to January 31, 1997.
(3) Net investment income per share includes short-term capital gain distributions from Underlying Funds.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended January 31:

                                                           Class B Shares
                                             ---------------------------------------------
GROWTH PORTFOLIO                              2000(1)      1999(1)    1998(1)     1997(2)
==========================================================================================
Net Asset Value, Beginning of Year            $14.48      $13.00      $12.33      $11.40
------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(3)                      0.36        0.16        0.22        0.23
  Net realized and unrealized gain              1.03        1.82        1.12        0.94
------------------------------------------------------------------------------------------
Total Income From Operations                    1.39        1.98        1.34        1.17
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.34)      (0.13)      (0.21)      (0.22)
  Net realized gains                           (0.35)      (0.37)      (0.46)      (0.02)
------------------------------------------------------------------------------------------
Total Distributions                            (0.69)      (0.50)      (0.67)      (0.24)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $15.18      $14.48      $13.00      $12.33
------------------------------------------------------------------------------------------
Total Return                                    9.61%      15.40%      10.93%      10.32%++
------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)             $486,164    $452,943    $343,474     $211,434
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      1.35%       1.35%       1.35%       1.35%+
  Net investment income                         2.43        1.18        1.96        4.04+
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            2%         10%         41%          0%
==========================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)  For the period from February 5, 1996 (inception date) to January 31, 1997.

(3) Net investment income per share includes short-term capital gain distributionsfrom Underlying Funds.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended January 31:

                                                           Class L Shares
                                             ---------------------------------------------
GROWTH PORTFOLIO                              2000(1)     1999(1)(2)    1998      1997(3)
=============================================================================================
Net Asset Value, Beginning of Year           $14.48       $13.00        $12.33      $11.40
---------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(4)                     0.35         0.16          0.22        0.24
  Net realized and unrealized gain             1.05         1.82          1.12        0.93
---------------------------------------------------------------------------------------------
Total Income From Operations                   1.40         1.98          1.34        1.17
---------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.34)       (0.13)        (0.21)      (0.22)
  Net realized gains                          (0.35)       (0.37)        (0.46)      (0.02)
---------------------------------------------------------------------------------------------
Total Distributions                           (0.69)       (0.50)        (0.67)      (0.24)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $15.19       $14.48        $13.00      $12.33
---------------------------------------------------------------------------------------------
Total Return                                   9.68%       15.40%        10.92%      10.32%++
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)             $57,596      $53,319       $42,983     $31,279
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     1.35%        1.35%         1.35%       1.35%+
  Net investment income                        2.39         1.18          1.96        4.04+
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           2%          10%           41%          0%
---------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2)  On June 12, 1998, Class C shares were renamed Class L shares.

(3)  For the period from February 5, 1996 (inception date) to January 31, 1997.

(4) Net investment income per share includes short-term capital gain distributions from Underlying Funds.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended January 31:

                                                           Class Z Shares
                                             ---------------------------------------------
GROWTH PORTFOLIO                              2000(1)      1999(1)     1998(1)    1997(2)
==========================================================================================
Net Asset Value, Beginning of Year        $14.41       $12.99       $12.32     $12.18
------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(3)                  0.55         0.30         0.73       0.02
  Net realized and unrealized gain          1.00         1.81         0.75       0.12
------------------------------------------------------------------------------------------
Total Income From Operations                1.55         2.11         1.48       0.14
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                    (0.58)       (0.32)       (0.35)       --
  Net realized gains                       (0.35)       (0.37)       (0.46)       --
------------------------------------------------------------------------------------------
Total Distributions                        (0.93)       (0.69)       (0.81)       --
------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $15.03       $14.41       $12.99     $12.32
------------------------------------------------------------------------------------------
Total Return                               10.76%       16.47%       12.08%      1.15%++
------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)           $8,080       $6,190       $2,908         $6
------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                  0.35%        0.35%        0.35%      0.35%+
  Net investment income                     3.72         2.18         5.24       5.30*
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        2%          10%          41%         0%
------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2)  For the period from January 17, 1997 (inception date) to January 31, 1997.

(3) Net investment income per share includes short-term capital gain distributionsfrom Underlying Funds.

*    Not annualized.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended January 31:

                                                           Class A Shares
                                             ---------------------------------------------
BALANCED PORTFOLIO                            2000(1)      1999(1)     1998       1997(2)
============================================================================================
Net Asset Value, Beginning of Year          $12.95         $12.62    $12.14        $11.40
--------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(3)                    0.45           0.42      0.58          0.45
  Net realized and unrealized gain            0.10           0.73      0.80          0.74
--------------------------------------------------------------------------------------------
Total Income From Operations                  0.55           1.15      1.38          1.19
--------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.46)         (0.45)    (0.54)        (0.45)
  Net realized gains                         (0.46)         (0.37)    (0.36)           --
--------------------------------------------------------------------------------------------
Total Distributions                          (0.92)         (0.82)    (0.90)        (0.45)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $12.58         $12.95    $12.62        $12.14
--------------------------------------------------------------------------------------------
Total Return                                  4.37%          9.33%    11.59%        10.64%++
--------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)           $222,275       $227,674  $166,806       $90,938
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    0.60%          0.60%     0.60%         0.60%+
  Net investment income                       3.54           3.24      4.79          4.88+
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          4%            10%       23%            0%
--------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2)  For the period from February 5, 1996 (inception date) to January 31, 1997.

(3) Net investment income per share includes short-term capital gain distributions from Underlying Funds.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended January 31:


                                                               Class B  Shares
                                          ---------------------------------------------------------
BALANCED PORTFOLIO                          2000(1)         1999(1)          1998            1997(2)
======================================================================================================
Net Asset Value, Beginning of Year          $12.95           $12.61         $12.14           $11.40
------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(3)                    0.35             0.32           0.48             0.37
  Net realized and unrealized gain            0.09             0.74           0.80             0.74
------------------------------------------------------------------------------------------------------
Total Income From Operations                  0.44             1.06           1.28             1.11
------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.29)           (0.35)         (0.45)           (0.37)
  Net realized gains                         (0.46)           (0.37)         (0.36)              --
------------------------------------------------------------------------------------------------------
Total Distributions                          (0.75)           (0.72)         (0.81)           (0.37)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $12.64           $12.95         $12.61           $12.14
------------------------------------------------------------------------------------------------------
Total Return                                  3.48%            8.62%         10.67%            9.90%++
------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)           $238,456         $247,733       $193,791         $111,918
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    1.35%            1.35%          1.35%            1.35%+
  Net investment income                       2.75             2.50           3.96             4.14+
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          4%              10%            23%               0%
------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  For the period from February 5, 1996 (inception date) to January 31, 1997.
(3) Net investment income per share includes short-term capital gain distributions from Underlying Funds.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended January 31:

                                                               Class L  Shares
                                          ---------------------------------------------------------
BALANCED PORTFOLIO                        2000(1)         1999(1)(2)         1998          1997(3)
======================================================================================================
Net Asset Value, Beginning of Year         $12.94          $12.61             $12.14        $11.40
------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(4)                   0.36            0.32               0.46          0.37
  Net realized and unrealized gain           0.09            0.73               0.82          0.74
------------------------------------------------------------------------------------------------------
Total Income From Operations                 0.45            1.05               1.28          1.11
------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     (0.29)          (0.35)             (0.45)        (0.37)
  Net realized gains                        (0.46)          (0.37)             (0.36)           --
------------------------------------------------------------------------------------------------------
Total Distributions                         (0.75)          (0.72)             (0.81)        (0.37)
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $12.64          $12.94             $12.61        $12.14
------------------------------------------------------------------------------------------------------
Total Return                                 3.56%           8.53%             10.67%         9.90%++
------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)           $33,989         $34,809            $27,473       $19,968
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                   1.35%           1.35%              1.35%         1.35%+
  Net investment income                      2.76            2.50               3.69          4.14+
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         4%             10%                23%            0%
------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  On June 12, 1998, Class C shares were renamed Class L shares.
(3)  For the period from February 5, 1996 (inception date) to January 31, 1997.
(4) Net investment income per share includes short-term capital gain distributions from Underlying Funds.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended January 31:

                                                               Class Z Shares
                                          ---------------------------------------------------------
BALANCED PORTFOLIO                          2000(1)        1999(1)         1998(1)       1997(2)
======================================================================================================
Net Asset Value, Beginning of Year         $12.95          $12.61         $12.13        $12.10
------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(3)                   0.45            0.45           1.11          0.00#
  Net realized and unrealized gain           0.13            0.74           0.30          0.03
------------------------------------------------------------------------------------------------------
Total Income From Operations                 0.58            1.19           1.41          0.03
------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     (0.52)          (0.48)         (0.57)           --
  Net realized gains                        (0.46)          (0.37)         (0.36)           --
------------------------------------------------------------------------------------------------------
Total Distributions                         (0.98)          (0.85)         (0.93)           --
------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $12.55          $12.95         $12.61        $12.13
------------------------------------------------------------------------------------------------------
Total Return                                 4.58%           9.70%         11.82%         0.25%++
------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)           $29,653         $36,726         $2,919            $2
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                   0.35%           0.35%          0.35%         0.35%+
  Net investment income                      3.48            3.50           8.31          5.39*
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         4%             10%            23%            0%
------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  For the period from January 17, 1996 (inception date) to January 31, 1997.
(3) Net investment income per share includes short-term capital gain distributions from Underlying Funds. # Amount represents less than $0.01.
*    Not annualized.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

-------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended January 31:


                                                                    Class A  Shares
                                              ---------------------------------------------------------
CONSERVATIVE PORTFOLIO                          2000(1)         1999(1)         1998          1997(2)
===========================================================================================================
Net Asset Value, Beginning of Year              $12.04          $12.17        $11.90          $11.46
-----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                        0.56            0.58          0.73            0.53
  Net realized and unrealized gain (loss)        (0.33)           0.11          0.63            0.43
-----------------------------------------------------------------------------------------------------------
Total Income From Operations                      0.23            0.69          1.36            0.96
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.55)          (0.58)        (0.69)          (0.52)
  Net realized gains                             (0.25)          (0.24)        (0.40)             --
-----------------------------------------------------------------------------------------------------------
Total Distributions                              (0.80)          (0.82)        (1.09)          (0.52)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $11.47          $12.04        $12.17          $11.90
-----------------------------------------------------------------------------------------------------------
Total Return                                      1.96%           5.85%        11.70%           8.57%++
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)                $70,327         $71,583       $51,233         $30,478
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        0.60%           0.60%         0.60%           0.60%+
  Net investment income                           4.76            4.80          6.17            5.66+
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              3%              5%           28%              0%
===========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  For the period from February 5, 1996 (inception date) to January 31, 1997.
(3) Net investment income per share includes short-term capital gain distributions from Underlying Funds.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

-------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended January 31:


                                                                    Class B  Shares
                                              ---------------------------------------------------------
CONSERVATIVE PORTFOLIO                          2000(1)         1999(1)         1998          1997(2)
===========================================================================================================
Net Asset Value, Beginning of Year              $12.02          $12.16        $11.89          $11.46
-----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                        0.51            0.52          0.66            0.48
  Net realized and unrealized gain (loss)        (0.33)           0.10          0.64            0.42
-----------------------------------------------------------------------------------------------------------
Total Income From Operations                      0.18            0.62          1.30            0.90
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.45)          (0.52)        (0.63)          (0.47)
  Net realized gains                             (0.25)          (0.24)        (0.40)            --
-----------------------------------------------------------------------------------------------------------
Total Distributions                              (0.70)          (0.76)        (1.03)          (0.47)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $11.50          $12.02        $12.16          $11.89
-----------------------------------------------------------------------------------------------------------
Total Return                                      1.50%           5.22%        11.21%           8.03%++
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)                $64,910         $64,983       $48,584         $28,297
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        1.10%           1.09%         1.10%           1.10%+
  Net investment income                           4.29            4.31          5.67            5.16+
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              3%              5%           28%              0%
===========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  For the period from February 5, 1996 (inception date) to January 31, 1997.
(3) Net investment income per share includes short-term capital gain distributions from Underlying Funds.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

-------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended January 31:


                                                                  Class L  Shares
                                              ---------------------------------------------------------
CONSERVATIVE PORTFOLIO                          2000(1)        1999(1)(2)       1998          1997(3)
===========================================================================================================
Net Asset Value, Beginning of Year              $12.02            $12.16      $11.89          $11.46
-----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(4)                        0.51              0.53        0.69            0.48
  Net realized and unrealized gain (loss)        (0.32)             0.10        0.62            0.42
-----------------------------------------------------------------------------------------------------------
Total Income From Operations                      0.19              0.63        1.31            0.90
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.46)            (0.53)      (0.64)          (0.47)
  Net realized gains                             (0.25)            (0.24)      (0.40)             --
-----------------------------------------------------------------------------------------------------------
Total Distributions                              (0.71)            (0.77)      (1.04)          (0.47)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $11.50            $12.02      $12.16          $11.89
-----------------------------------------------------------------------------------------------------------
Total Return                                      1.59%             5.29%      11.25%           8.08%++
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)                 $6,952            $6,899      $5,386          $4,129
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        1.05%             1.05%       1.05%           1.05%+
  Net investment income                           4.34              4.32        5.72            5.21+
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              3%                5%         28%              0%
===========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  On June 12, 1998, Class C shares were renamed Class L shares.
(3)  For the period from February 5, 1996 (inception date) to January 31, 1997.
(4) Net investment income per share includes short-term capital gain distributions from Underlying Funds.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

-------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended January 31:

                                                                 Class A  Shares
                                              ---------------------------------------------------------
INCOME PORTFOLIO                                2000(1)         1999(1)         1998          1997(2)
===========================================================================================================
Net Asset Value, Beginning of Year              $11.50          $11.75        $11.53          $11.46
-----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                        0.64            0.69          0.76            0.63
  Net realized and unrealized gain (loss)        (0.76)          (0.14)         0.52            0.07
-----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              (0.12)           0.55          1.28            0.70
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.63)          (0.69)        (0.77)          (0.63)
  Net realized gains                             (0.11)          (0.11)        (0.29)             --
-----------------------------------------------------------------------------------------------------------
Total Distributions                              (0.74)          (0.80)        (1.06)          (0.63)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $10.64          $11.50        $11.75          $11.53
-----------------------------------------------------------------------------------------------------------
Total Return                                     (1.04)%          4.88%        11.44%           6.39%++
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)                $32,111         $36,390       $29,574         $17,817
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        0.60%           0.60%         0.60%           0.60%+
  Net investment income                           5.78            5.95          6.62            6.32+
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              4%              0%           28%              0%
===========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  For the period from February 5, 1996 (inception date) to January 31, 1997.
(3) Net investment income per share includes short-term capital gain distributions from Underlying Funds.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

-------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended January 31:

                                                                     Class B  Shares
                                              ---------------------------------------------------------
INCOME PORTFOLIO                                2000(1)         1999(1)         1998          1997(2)
===========================================================================================================
Net Asset Value, Beginning of Year              $11.50          $11.76        $11.53          $11.46
-----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(3)                        0.59            0.63          0.70            0.58
  Net realized and unrealized gain (loss)        (0.75)          (0.15)         0.52            0.07
-----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              (0.16)           0.48          1.22            0.65
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.58)          (0.63)        (0.70)          (0.58)
  Net realized gains                             (0.11)          (0.11)        (0.29)             --
-----------------------------------------------------------------------------------------------------------
Total Distributions                              (0.69)          (0.74)        (0.99)          (0.58)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $10.65          $11.50        $11.76          $11.53
-----------------------------------------------------------------------------------------------------------
Total Return                                     (1.47)%          4.25%        10.93%           5.89%++
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)                $28,302         $34,497       $26,563         $17,800
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        1.10%           1.10%         1.10%           1.10%+
  Net investment income                           5.27            5.45          6.12             5.82+
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              4%              0%           28%              0%
===========================================================================================================


(1) Per share amounts have been calculated using the monthly average shares method.
(2)  For the period from February 5, 1996 (inception date) to January 31, 1997.
(3) Net investment income per share includes short-term capital gain distributions from Underlying Funds.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

-------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended January 31:

                                                                   Class L  Shares
                                              ---------------------------------------------------------
INCOME PORTFOLIO                                  2000(1)      1999(1)(2)       1998          1997(3)
===========================================================================================================
Net Asset Value, Beginning of Year              $11.50          $11.76        $11.53          $11.46
-----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(4)                        0.60            0.64          0.71            0.59
  Net realized and unrealized gain (loss)        (0.76)          (0.15)         0.52            0.07
-----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              (0.16)           0.49          1.23            0.66
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.58)          (0.64)        (0.71)          (0.59)
  Net realized gains                             (0.11)          (0.11)        (0.29)             --
-----------------------------------------------------------------------------------------------------------
Total Distributions                              (0.69)          (0.75)        (1.00)          (0.59)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $10.65          $11.50        $11.76          $11.53
-----------------------------------------------------------------------------------------------------------
Total Return                                     (1.42)%         4.31%         10.98%           5.94%++
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)                 $3,698         $3,945         $3,568          $2,113
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        1.05%          1.05%          1.05%           1.05%+
  Net investment income                           5.36           5.47           6.17            5.87+
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              4%             0%            28%              0%
===========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  On June 12, 1998, Class C shares were renamed Class L shares.
(3)  For the period from February 5, 1996 (inception date) to January 31, 1997.
(4) Net investment income per share includes short-term capital gain distributions from Underlying Funds.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

Independent Auditors' Report
--------------------------------------------------------------------------------
The Shareholders and Board of Directors of
Smith Barney Concert Allocation Series Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Global, High Growth, Growth, Balanced, Conservative, and Income Portfolios ("Portfolios") of Smith Barney Concert Allocation Series Inc. ("Fund") as of January 31, 2000, the related statements of operations for the year then ended, and statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended and for the period from February 5, 1996 (commencement of operations) to January 31, 1997, with respect to the High Growth, Growth, Balanced, Conservative, and Income Portfolios, and for the year then ended and for the period from March 9, 1998 (commencement of operations) to January 31, 1999, with respect to the Global Portfolio. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2000, by correspondence with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the aforementioned portfolios of Smith Barney Concert Allocation Series Inc. as of January 31, 2000, and the results of their operations for the year then ended, the changes in their net assets and financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                                          /s/ KPMG LLP

New York, New York
March 8, 2000

Tax Information (unaudited)
--------------------------------------------------------------------------------
For Federal tax purposes the Portfolios hereby designate for the fiscal year ended January 31, 2000:

 . Percentages of ordinary dividends paid as qualifying for the corporate dividends received deduction:

      Global Portfolio                      16.66%
      High Growth Portfolio                 12.23
      Growth Portfolio                      14.47
      Balanced Portfolio                    22.10
      Conservative Portfolio                10.82
      Income Portfolio                       5.76

 . Total long-term capital gain distributions paid:

      Global Portfolio                $    93,715
      High Growth Portfolio            16,369,918
      Growth Portfolio                 20,738,136
      Balanced Portfolio               19,103,907
      Conservative Portfolio            3,129,896
      Income Portfolio                    678,070

The following percentages of ordinary income dividends paid by the Portfolios are derived from Federal obligations and may be exempt from taxation at the state level:

      Growth Portfolio                       4.57%
      Balanced Portfolio                     7.45
      Conservative Portfolio                 6.03
      Income Portfolio                       6.35

Directors                                  Investment Manager
Walter E. Auch                             SSB CitiFund Management LLC
Martin Brody
H. John Ellis
Armon E. Kamesar                           Distributor
Stephen E. Kaufman                         CFBDS, Inc.
Heath B. McLendon, Chairman

                                           Custodian PNC Bank, N.A.
Officers
Heath B. McLendon
Chief Executive Officer                    Transfer Agent
                                           Smith Barney Private Trust Company
Lewis E. Daidone                           388 Greenwich Street, 22(nd)Floor
Senior Vice President                      New York, New York 10013
and Treasurer

R. Jay Gerken                              Sub-Transfer Agent
Vice President and                         PFPC Global Fund Services
Investment Officer                         P.O. Box 9699
                                           Providence, Rhode Island 02940-9699
Irving P. David
Controller

                                           Smith Barney Concert
Christina T. Sydor                         Allocation Series Inc.
Secretary                                  388 Greenwich Street, MF-2
                                           New York, New York 10013

                                           www.smithbarney.com

This report is submitted for the general information of the shareholders of Smith Barney Concert Allocation Series Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.


                                                  [LOGO OF SALOMON SMITH BARNEY]

             Solomon Smith Barney is a service mark of Salomon Smith Barney Inc.

                                                               Member NASD, SIPC
                                              (C) 1999 Salomon Smith Barney Inc.


                                                                    FD01278 3/00

SMITH BARNEY
CONCERT ALLOCATION
SERIES INC.
------------------------------------------------------------------------

Investment Strategies
For Your Life

ANNUAL REPORT

January 31, 2000


Select High Growth Portfolio

Select Growth Portfolio

Select Balanced Portfolio

Select Conservative Portfolio

Select Income Portfolio

                                                      [LOGO]Smith Barney
                                                            Mutual Funds


----------------------------------------------------------------
  NOT FDIC INSURED - NOT BANK GUARANTEED - MAY LOSE VALUE
----------------------------------------------------------------

TABLE OF CONTENTS

Letter to Shareholders....................................................    1

Concert Allocation Series Portfolios

    Select High Growth Portfolio..........................................    5

    Select Growth Portfolio...............................................    8

    Select Balanced Portfolio.............................................   11

    Select Conservative Portfolio.........................................   14

    Select Income Portfolio...............................................   17

Schedules of Investments..................................................   20

Statements of Assets and Liabilities......................................   25

Statements of Operations..................................................   26

Statements of Changes in Net Assets.......................................   27

Notes to Financial Statements.............................................   29

Financial Highlights......................................................   32

Independent Auditors' Report..............................................   37

Tax Information...........................................................   38

Directors and Officers....................................................   39

Dear Shareholder:

[PHOTO]
Heath B. McLendon
CHAIRMAN
THE CONCERT ALLOCATION SERIES

We are pleased to present the annual report for the Smith Barney Concert Allocation Series Inc. Select Portfolios ("Select Portfolios") for the year ended January 31, 2000. The Select Portfolios seek to deliver strong returns over the long-term while minimizing market volatility.

We believe that successful investing requires discipline and patience. Investors should maintain a long-term perspective and develop a broadly diversified portfolio made up of different investments. Moreover, the present market euphoria has been marked by the performance dominance of technology stocks.

Our original mission in creating the Select Portfolios was to maximize potential reward and minimize risk through diversification by investing in a wide range of asset classes and investment styles. As you know, unlike ordinary mutual funds, the Select Portfolios do not invest directly in stocks, bonds or other securities. Instead, they invest in a group of carefully selected Smith Barney Mutual Funds that work to achieve the investment objective of each respective Portfolio.

By design, an investment in a particular Select Portfolio is likely to be less volatile than an investment in a single asset type, a particular mutual fund or a specific financial market. With respect to investment returns, the performance of each Select Portfolio is designed to rank somewhere in the middle of the asset classes in which it invests, performing below the best markets but better than the worst ones. We are pleased to report that the Select Portfolios covered in this report generally delivered competitive returns during the reporting period.

The chart at the top of page two shows the performance of the five Select Portfolios for the period under review. The performance and current holdings of each Portfolio are discussed in greater detail on the following pages.

THE PERFORMANCE OF CONCERT ALLOCATION
SERIES SELECT PORTFOLIOS*

TOTAL RETURNS FOR THE YEAR ENDED JANUARY 31, 2000


PORTFOLIO             TOTAL RETURN
---------             ------------
Select High Growth       18.46%
Select Growth             9.72
Select Balanced           4.69
Select Conservative       2.19
Select Income            (0.75)

* THE PERFORMANCE FIGURES SHOWN ABOVE REPRESENT PAST PERFORMANCE WHICH IS NOT INDICATIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THE U.S. MARKETS
The stock market continued its record performance for most of the reporting period, supported by strong corporate earnings reports and an apparent economic recovery overseas. For the year ended January 31, 2000, the Standard & Poor's 500 Composite Stock Index ("S&P 500"), a market capitalization-weighted measure of 500 widely held common stocks, returned 10.34%. The Russell 2000 Index-Registered Trademark-, a broad-based index comprised of 2,000 of the smallest stocks in the Russell 3000 Index-Registered Trademark- and a measure of smaller-capitalization stocks, returned 17.74% for the period.

However, this continued growth led to concerns that inflationary pressures would resurface. As an inflationary precaution, the Federal Reserve Board ("Fed") raised interest rates three times in 1999 for a total of 75 basis points, effectively "taking back" the interest rate cuts it implemented in the fall of 1998. (A basis point is .01% or one one-hundredth of a percent.) This change in the Fed's monetary policy negatively impacted the bond market but did little to derail the strong performance of many stocks. (A bond's value fluctuates, often due to changing interest rates. When rates rise, the price of a bond typically decreases and vice versa.) On February 2, 2000, the Fed raised interest rates 0.25% again to 5.75%, which had a negative impact on the stock market.

1999 was a difficult year for bonds because of a strong U.S. economy, tight labor markets, the persistent fear of accelerating inflation and a more restrictive Fed monetary policy. For the year ended January 31, 2000, the Lehman Government/Corporate Bond Index, a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds, generated a disappointing return of negative 2.87%.

The performance of the stock markets during the period was largely propelled by the performance of growth stocks. Value stocks have continued to underperform the growth sector of the market. (Growth investors look for companies that they believe are going to grow earnings quickly; value investors look for stocks that are priced at less than their intrinsic value.) Despite this factor, the performance of the value sector has continued to improve as investors have begun to seek out high-quality companies with favorable valuations.

During the period, telecommunications and technology stocks posted exceptional returns. The 57.24% return for the tech-laden NASDAQ Composite Index for the year ended January 31, 2000, in our view, is a clear illustration of investors' enthusiasm for these market sectors. (The NASDAQ Composite Index measures all domestic and non-U.S. based securities, more than 4,700 companies, listed on the NASDAQ Stock Market.) In our opinion, the dominance of these two sectors is largely attributable to the ever-increasing use and influence of the Internet both in business and in the home.

At the end of the period, the U.S. stock market, as measured by the Dow Jones Industrial Average, began to decline primarily in response to the Fed's tightening monetary policy. (The Dow Jones Industrial Average is a price-weighted average of 30 actively traded stocks.)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

THE BENEFITS OF LONG-TERM INVESTING                       S&P 500         SALOMON SMITH BARNEY WORLD  MSCI EAFE INDEX
GROWTH OF $10,000 INVESTED IN THE                  COMPOSITE STOCK INDEX    GOVERNMENT BOND INDEX
STANDARD & POOR'S 500 COMPOSITE STOCK INDEX,
SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX,
LEHMAN GOVERNMENT/CORPORATE BOND INDEX AND
MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX
JANUARY 1990 -- JANUARY 2000
(UNAUDITED)
1/90                                                             $10,000                     $10,000          $10,000
1/91                                                             $10,837                     $10,934           $8,236
1/92                                                             $13,292                     $12,154           $8,290
1/93                                                             $14,695                     $13,361           $7,466
1/94                                                             $16,584                     $14,796          $10,765
1/95                                                             $16,670                     $14,431          $10,314
1/96                                                             $23,108                     $16,965          $12,013
1/97                                                             $29,192                     $18,424          $12,280
1/98                                                             $37,045                     $20,646          $13,563
1/99                                                             $49,086                     $23,900          $15,540
1/00                                                             $54,157                     $22,602          $18,530

THE BENEFITS OF LONG-TERM INVESTING                 LEHMAN GOVERNMENT/
GROWTH OF $10,000 INVESTED IN THE                  CORPORATE BOND INDEX
STANDARD & POOR'S 500 COMPOSITE STOCK INDEX,
SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX,
LEHMAN GOVERNMENT/CORPORATE BOND INDEX AND
MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX
JANUARY 1990 -- JANUARY 2000
(UNAUDITED)
1/90                                                            $10,000
1/91                                                            $11,102
1/92                                                            $12,560
1/93                                                            $14,014
1/94                                                            $15,458
1/95                                                            $14,977
1/96                                                            $17,631
1/97                                                            $18,052
1/98                                                            $20,069
1/99                                                            $21,820
1/00                                                            $21,193

THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX ("S&P 500") IS A CAPITALIZATION-WEIGHTED INDEX OF 500 WIDELY HELD COMMON STOCKS. THE SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX IS A MARKET-CAPITALIZATION-WEIGHTED BENCHMARK THAT TRACKS THE PERFORMANCE OF THE GOVERNMENT BOND MARKETS OF 14 COUNTRIES. THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX IS A COMBINATION OF PUBLICLY ISSUED INTERMEDIATE- AND LONG-TERM U.S. GOVERNMENT BONDS AND CORPORATE BONDS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX ("MSCI EAFE") CONSISTS OF THE EQUITY TOTAL RETURNS FOR EUROPE, AUSTRALIA AND THE FAR EAST. THESE INDICES ARE UNMANAGED AND ARE NOT SUBJECT TO THE SAME MANAGEMENT AND TRADING EXPENSES AS A MUTUAL FUND. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

INTERNATIONAL STOCK MARKETS
For the year ended January 31, 2000, the Morgan Stanley Capital International EAFE Index ("MSCI EAFE"), an index consisting of the equity total returns for Europe, Australia and the Far East, posted a return of 19.25%.

International stock markets finished strong in 1999 with solid market performance. Y2K concerns in global markets continued to ease and in fact no significant Y2K-related problems were reported globally. This led to strong performance in emerging market stocks and technology-related companies in mature markets that had previously suffered from Y2K fears. In the United States, despite the negative influences of a tight labor market and rising commodity prices, inflation has remained under control due in large part to Fed vigilance.

As in the U.S, upward movement in many global markets was narrowly based in technology and Internet-related companies. The strong price appreciation of many of these companies raised valuations significantly, so there was little room for earnings disappointments. After a very strong fourth quarter in 1999, international stock markets succumbed to profit-taking in January.

INTERNATIONAL BOND MARKETS
For the year ended January 31, 2000, the Salomon Smith Barney World Government Bond Index, a market capitalization-weighted benchmark that tracks the performance of the government bond markets of 14 countries, generated a return of negative 5.44%.

Bond yields have moved higher worldwide in recent months, making 1999 the worst year for bond returns since 1994. In local currency terms, returns are significantly worse than they were in 1994. In our opinion, a growing global economy and concerns over inflationary pressures have been responsible for the overall rise in bond yields.

LOOKING FORWARD
In 1999, U.S. stock prices increased while bond prices declined. We think that the short-term performance of the U.S. financial markets will be in large part determined by the Fed's actions. Yet we are confident that the Fed will limit future rate increases, because we believe inflation will probably remain low.(1) We expect U.S. stocks should continue to perform well, powered by strong corporate earnings increases.

Our outlook for international stock investing is brighter than it has been in many years. In our opinion, three factors could cause non-U.S. markets to perform better than the U.S. stock market in the coming months:

    - International stocks are inexpensive compared with their U.S.
      counterparts;

    - Resurgent economic growth in many economies could lead to strong corporate earnings gains at a time when U.S. corporate earnings may be pressured; and

    - Greater scope for corporate restructuring (either voluntarily or through hostile acquisition) is now being realized overseas.

With respect to international bonds, we expect better performance from Europe than from the U.S. over the near term because interest rates in the region are discounting greater central bank rate hikes than in the U.S., yet both inflation and economic growth are lower in Europe. One risk to our expectations is the Japanese economy rebounding too strongly, which could lead to a drain of capital from the U.S. and Europe back to Japan, resulting in a stronger yen and greater upward pressure on commodity prices. Should this occur, the global economy would become unbalanced and worldwide inflation might once again resurface.

Thank you for investing in the Smith Barney Concert Allocation Series Inc.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
CHAIRMAN
FEBRUARY 25, 2000

---------
(1) PLEASE NOTE THAT ON MARCH 21, 2000, THE FED RAISED INTEREST RATES 0.25% TO 6.00% AFTER THIS LETTER WAS WRITTEN.

THE SELECT HIGH GROWTH PORTFOLIO
TARGET ASSET ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

BOND FUNDS  STOCK FUNDS
10%                 90%

THE SELECT HIGH GROWTH PORTFOLIO SEEKS CAPITAL APPRECIATION BY INVESTING A HIGH PERCENTAGE OF ITS ASSETS IN AGGRESSIVE EQUITY FUNDS.
 .................................................................

THE SELECT HIGH GROWTH PORTFOLIO
The Select High Growth Portfolio seeks capital appreciation. Among the Portfolios of the Concert Allocation Series, the Select High Growth Portfolio invests a large portion of its assets in aggressive equity mutual funds that focus on smaller, more speculative companies as well as mid-sized (or larger) companies with the potential for rapid growth. Moreover, a significant portion of the Portfolio is invested in international or emerging markets funds in order to achieve a greater level of diversification.

INDEX COMPARISON*

S&P 500                                             10.34%
RUSSELL 2000                                        17.74%
MSCI EAFE                                           19.25%
SALOMON SMITH BARNEY
 HIGH YIELD MARKET                                  (0.60)%

 .................................................................
*THE CHART ABOVE REPRESENTS TOTAL RETURNS FOR THE YEAR ENDED JANUARY 31, 2000.

PORTFOLIO UPDATE

The Select High Growth Portfolio's ("Portfolio") shares returned 18.46% for the year ended January 31, 2000. The chart that appears on page six compares the Portfolio's performance to broad-based indices that track four of the asset classes represented in the Portfolio.

During the period, the U.S. economy continued its unprecedented growth despite concerns regarding inflation, higher stock and bond market volatility and a tightening monetary policy by the Federal Reserve Board ("Fed"). Although the Fed raised interest rates three times in 1999, the stock market continued to perform well, led primarily by technology stocks and select small-cap stocks.

In our opinion, the solid performance of the stock market during the period was largely driven by technology stocks as evidenced by the remarkable 57.24% rise in the tech-laden NASDAQ Composite Index for the year ended January 31, 2000. (The NASDAQ Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities, more than 4,700 companies listed on the NASDAQ stock market.)

In addition, the performance of the growth sector continued to drive the performance of the U.S. stock market. The value sector of the market has continued to underperform the growth sector of the market. (Growth investors look for companies that they believe are going to grow earnings quickly; value investors look for stocks that are priced at less than their intrinsic value.) Despite this style performance disparity, the performance of the value sector has started to improve as many investors have begun to seek out high-quality companies with favorable valuations.

The bond market did not perform well in 1999, largely due to rising interest rates. However, the high yield bond market continued to outperform the other segments of the U.S. bond market which helped the performance of the Portfolio.
------------------------------------------------------------------
THE TARGET ASSET ALLOCATION SET FORTH ABOVE REPRESENTS AN APPROXIMATE MIX OF INVESTMENTS FOR THE SELECT HIGH GROWTH PORTFOLIO. THE ALLOCATION AND INVESTMENT MIX OF THE PORTFOLIO MAY VARY DEPENDING UPON MARKET CONDITIONS, CASH FLOWS IN AND OUT OF THE PORTFOLIO AND OTHER FACTORS. IN ADDITION, THE ALLOCATION AND INVESTMENT RANGES OF THE PORTFOLIO MAY BE CHANGED FROM TIME TO TIME UPON THE APPROVAL OF THE CONCERT ALLOCATION SERIES' BOARD OF DIRECTORS.

GROWTH OF $10,000 INVESTED IN THE SELECT HIGH GROWTH PORTFOLIO VS.
THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX, RUSSELL 2000 INDEX,
MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX AND SALOMON SMITH BARNEY HIGH YIELD MARKET INDEX
 ...............................................................................

FEBRUARY 5, 1997 -- JANUARY 31, 2000 (UNAUDITED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          SELECT HIGH     STANDARD & POOR'S 500   RUSSELL       MSCI     SALOMON SMITH BARNEY HIGH YIELD
        GROWTH PORTFOLIO  COMPOSITE STOCK INDEX  2000 INDEX  EAFE INDEX           MARKET INDEX
2/5/97           $10,000                $10,000     $10,000     $10,000                          $10,000
7/97             $11,250                $12,254     $11,307     $11,711                          $10,757
1/98             $11,060                $12,689     $11,807     $11,028                          $11,487
7/98             $11,998                $14,618     $11,569     $12,349                          $11,906
1/99             $13,138                $16,814     $11,851     $12,635                          $11,812
7/99             $13,972                $17,571     $12,431     $13,566                          $11,870
1/00             $15,563                $18,551     $13,953     $15,067                          $11,743

THE CHART ABOVE REPRESENTS A HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED ON FEBRUARY 5, 1997 (COMMENCEMENT OF OPERATIONS), ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, IF ANY, AT NET ASSET VALUE THROUGH JANUARY 31, 2000. THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX IS AN UNMANAGED INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND THE OVER-THE-COUNTER MARKET. THE RUSSELL 2000 INDEX IS A CAPITALIZATION WEIGHTED TOTAL RETURN INDEX WHICH IS COMPRISED OF 2,000 OF SOME OF THE SMALLER-CAPITALIZED U.S.-DOMICILED COMPANIES WHOSE COMMON STOCK IS TRADED IN THE UNITED STATES ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND NASDAQ. THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX ("MSCI EAFE") CONSISTS OF THE EQUITY TOTAL RETURNS FOR EUROPE, AUSTRALIA AND THE FAR EAST. THE SALOMON SMITH BARNEY HIGH YIELD MARKET INDEX COVERS A SIGNIFICANT PORTION OF THE BELOW-INVESTMENT-GRADE U.S. CORPORATE BOND MARKET. THESE INDICES ARE UNMANAGED AND ARE NOT SUBJECT TO THE SAME MANAGEMENT AND TRADING EXPENSES AS A MUTUAL FUND. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE, AND REDEMPTION VALUES MAY BE MORE OR LESS THAN THE ORIGINAL COST. NO ADJUSTMENT HAS BEEN MADE FOR SHAREHOLDER TAX LIABILITY ON DIVIDENDS OR CAPITAL GAINS.

HISTORICAL PERFORMANCE -- SELECT HIGH GROWTH PORTFOLIO+
 ...............................................................................

                                                NET ASSET VALUE
                                         ------------------------------   INCOME    CAPITAL GAIN
YEAR ENDED                               BEGINNING OF YEAR  END OF YEAR  DIVIDENDS  DISTRIBUTIONS   TOTAL RETURNS
-------------------------------------------------------------------------------------------------------------------
1/31/00                                       $13.02          $15.16       $0.07        $0.17               18.46%
-------------------------------------------------------------------------------------------------------------------
1/31/99                                        11.06           13.02        0.07         0.04               18.79
-------------------------------------------------------------------------------------------------------------------
2/5/97* -- 1/31/98                             10.00           11.06        0.00         0.00               10.60++
-------------------------------------------------------------------------------------------------------------------
Total                                                                      $0.14        $0.21
-------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS -- SELECT HIGH GROWTH PORTFOLIO
 ...............................................................................

Year Ended 1/31/00                                                                                             18.46%
-----------------------------------------------------------------------------------------------------------------------
2/5/97* through 1/31/00                                                                                        15.96
-----------------------------------------------------------------------------------------------------------------------

CUMULATIVE TOTAL RETURN -- SELECT HIGH GROWTH PORTFOLIO
 ...............................................................................

2/5/97* through 1/31/00                                                                                        55.63%
-----------------------------------------------------------------------------------------------------------------------

+ IT IS THE SELECT HIGH GROWTH PORTFOLIO'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
   RETURN FOR THE YEAR.
*  COMMENCEMENT OF OPERATIONS.

THE SELECT GROWTH PORTFOLIO
TARGET ASSET ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

BOND FUNDS  STOCK FUNDS
30%                 70%

THE SELECT GROWTH PORTFOLIO SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING PRIMARILY IN FUNDS CONTAINING THE ISSUES OF MORE ESTABLISHED COMPANIES.
 .................................................................

THE SELECT GROWTH PORTFOLIO
The Select Growth Portfolio seeks long-term growth of capital. Among the Portfolios of the Concert Allocation Series, the Select Growth Portfolio invests the highest percentage of its assets in large-capitalization stock mutual funds to provide growth. The Portfolio's equity allocation also includes funds that invest in small- and mid-cap stocks and international securities. In addition, a significant portion of the Select Growth Portfolio is also allocated to bonds, to help reduce volatility.

INDEX COMPARISON*

S&P 500                                               10.34%
RUSSELL 2000                                          17.74%
MSCI EAFE                                             19.25%
LEHMAN GOVERNMENT/
 CORPORATE BOND                                       (2.87)%

 .................................................................
*THE CHART ABOVE REPRESENTS TOTAL RETURNS FOR THE YEAR ENDED JANUARY 31, 2000.

PORTFOLIO UPDATE
The Select Growth Portfolio's ("Portfolio") shares returned 9.72% for the year ended January 31, 2000. The chart that appears on page nine compares the Portfolio's performance to broad-based indices that track four of the asset classes represented in the Portfolio.

While the positive economic and market conditions that fueled the U.S. stock market's historic rise remained intact -- strong economic growth, low inflation, robust consumer spending and rising demand for U.S. exports -- inflation became a concern to many investors. These fears regarding inflation caused higher levels of volatility in both the stock and bond markets. In a preemptive strike against inflation, the Federal Reserve Board ("Fed") raised interest rates three times in 1999, effectively "taking back" the rate cuts it implemented in 1998 in response to a global economic crisis.

The Portfolio benefited from its holdings in international stocks, large cap growth stocks and small cap growth stocks that generally did better than the overall market. (Growth investing focuses on the stocks of corporations that are exhibiting or are expected to exhibit faster-than-average growth within their industry.) In addition, the Portfolio benefited from its underlying holdings in the technology sector.

Although the value sector of the market did not perform as well as the growth segment of the market, it has recently started to improve as investors began to search for high-quality companies with favorable valuations. (Value investing consists of identifying securities of companies that are believed to be undervalued in the market.) In our view, many of these companies in the value sector may be in a good position to capitalize on economic growth worldwide.

The monetary policy decisions of the Fed during the period negatively impacted the performance of the bond market. Despite this factor, the bond funds in the Portfolio, with their emphasis on credit quality in their respective asset classes, should do well if rates stabilize or go down in the coming months. (Of course, no guarantees can be made that our credit emphasis will be successful.)
------------------------------------------------------------------
THE TARGET ASSET ALLOCATION SET FORTH ABOVE REPRESENTS AN APPROXIMATE MIX OF INVESTMENTS FOR THE SELECT GROWTH PORTFOLIO. THE ALLOCATION AND INVESTMENT MIX OF THE PORTFOLIO MAY VARY DEPENDING UPON MARKET CONDITIONS, CASH FLOWS IN AND OUT OF THE PORTFOLIO AND OTHER FACTORS. IN ADDITION, THE ALLOCATION AND INVESTMENT RANGES OF THE PORTFOLIO MAY BE CHANGED FROM TIME TO TIME UPON THE APPROVAL OF THE CONCERT ALLOCATION SERIES' BOARD OF DIRECTORS.

GROWTH OF $10,000 INVESTED IN THE SELECT GROWTH PORTFOLIO VS.
THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX, RUSSELL 2000 INDEX,
MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX AND LEHMAN GOVERNMENT/CORPORATE BOND INDEX
 ...............................................................................

FEBRUARY 5, 1997 -- JANUARY 31, 2000 (UNAUDITED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        SELECT GROWTH  STANDARD & POOR'S 500  RUSSELL 2000 INDEX  MSCI EAFE INDEX   LEHMAN GOVERNMENT/
          PORTFOLIO    COMPOSITE STOCK INDEX                                       CORPORATE BOND INDEX
2/5/97        $10,000                $10,000             $10,000          $10,000               $10,000
7/97          $11,170                $12,254             $11,307          $11,711               $10,575
1/98          $11,280                $12,689             $11,807          $11,028               $11,117
7/98          $12,111                $14,618             $11,569          $12,349               $11,428
1/99          $13,120                $16,814             $11,851          $12,635               $12,086
7/99          $13,414                $17,571             $12,431          $13,566               $11,694
1/00          $14,395                $18,551             $13,953          $15,067               $11,738

THE CHART ABOVE REPRESENTS A HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED ON FEBRUARY 5, 1997 (COMMENCEMENT OF OPERATIONS), ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, IF ANY, AT NET ASSET VALUE THROUGH JANUARY 31, 2000. THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX IS AN UNMANAGED INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND THE OVER-THE-COUNTER MARKET. THE RUSSELL 2000 INDEX IS A CAPITALIZATION-WEIGHTED TOTAL RETURN INDEX WHICH IS COMPRISED OF 2,000 OF SOME OF THE SMALLER-CAPITALIZED U.S.-DOMICILED COMPANIES WHOSE COMMON STOCK IS TRADED IN THE UNITED STATES ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND NASDAQ. THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX ("MSCI EAFE") IS A COMPOSITE INDEX THAT CONSISTS OF EQUITY TOTAL RETURNS FOR EUROPE, AUSTRALIA AND THE FAR EAST. THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX IS A COMBINATION OF PUBLICLY ISSUED INTERMEDIATE- AND LONG-TERM U.S. GOVERNMENT BONDS AND CORPORATE BONDS. THESE INDICES ARE UNMANAGED AND ARE NOT SUBJECT TO THE SAME MANAGEMENT AND TRADING EXPENSES AS A MUTUAL FUND. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE, AND REDEMPTION VALUES MAY BE MORE OR LESS THAN THE ORIGINAL COST. NO ADJUSTMENT HAS BEEN MADE FOR SHAREHOLDER TAX LIABILITY ON DIVIDENDS OR CAPITAL GAINS.

HISTORICAL PERFORMANCE -- SELECT GROWTH PORTFOLIO+
 ...............................................................................

                                                            NET ASSET VALUE
                                                    --------------------------------   INCOME    CAPITAL GAIN
YEAR ENDED                                          BEGINNING OF YEAR   END OF YEAR   DIVIDENDS  DISTRIBUTIONS  TOTAL RETURNS
------------------------------------------------------------------------------------------------------------------------------
1/31/00                                                   $12.87           $13.80       $0.13        $0.17             9.72%
------------------------------------------------------------------------------------------------------------------------------
1/31/99                                                    11.28            12.87        0.11         0.12            16.31
------------------------------------------------------------------------------------------------------------------------------
2/5/97* -- 1/31/98                                         10.00            11.28        0.00         0.00            12.80++
------------------------------------------------------------------------------------------------------------------------------
Total                                                                                   $0.24        $0.29
------------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS -- SELECT GROWTH PORTFOLIO
 ...............................................................................

Year Ended 1/31/00                                                                                                  9.72%
--------------------------------------------------------------------------------------------------------------------------
2/5/97* through 1/31/00                                                                                            12.97
--------------------------------------------------------------------------------------------------------------------------

CUMULATIVE TOTAL RETURN -- SELECT GROWTH PORTFOLIO
 ...............................................................................

2/5/97* through 1/31/00                                                                                           43.95%
--------------------------------------------------------------------------------------------------------------------------

+ IT IS THE SELECT GROWTH PORTFOLIO'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
   RETURN FOR THE YEAR.
*  COMMENCEMENT OF OPERATIONS.

THE SELECT BALANCED PORTFOLIO
TARGET ASSET ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

BOND FUNDS  STOCK FUNDS
50%                 50%

THE SELECT BALANCED PORTFOLIO SEEKS A BALANCE OF CAPITAL GROWTH AND INCOME BY PLACING EQUAL EMPHASIS ON FUNDS INVESTING IN STOCKS AND BONDS.
 .................................................................

THE SELECT BALANCED PORTFOLIO
The Select Balanced Portfolio seeks long-term growth of capital and income, placing equal emphasis on current income and capital appreciation. The Select Balanced Portfolio, as its name states, divides its assets roughly between equity and fixed-income mutual funds. The equity funds are primarily large-capitalization, dividend-paying stock funds. The fixed-income portion of the Portfolio is mainly invested in funds that invest in U.S. government and agency securities, as well as mortgage-backed securities.

INDEX COMPARISON*

S&P 500                                             10.34%
LEHMAN GOVERNMENT/CORPORATE BOND                    (2.87)%
SALOMON SMITH BARNEY ONE-YEAR TREASURY BILL          4.11%
SALOMON SMITH BARNEY
 WORLD GOVERNMENT BOND                              (5.44)%

 .................................................................
*THE CHART ABOVE REPRESENTS TOTAL RETURNS FOR THE YEAR ENDED JANUARY 31, 2000.

PORTFOLIO UPDATE
The Select Balanced Portfolio's ("Portfolio") shares returned 4.69% for the year ended January 31, 2000. The chart that appears on page twelve compares the Portfolio's performance to broad-based indices that track four of the asset classes represented in the Portfolio.

Economic conditions during the reporting period were characterized by strong growth both in the United States and overseas and growing investor concerns regarding inflation. In our opinion, these concerns contributed to higher volatility in both the stock and bond markets. Although both growth and value stocks yielded positive returns in the U.S. stock market, the growth sector outperformed the value sector. (Value investing consists of identifying securities of companies that are believed to be undervalued in the market. Growth investing focuses on the stocks of corporations that are exhibiting, or are expected to exhibit, faster-than-average growth within their industry.)

The Portfolio generated positive results from its underlying funds' exposure to several industry sectors that benefited from the strength of the global economy. In addition, Portfolio holdings in the technology sector should, in our view continue to benefit from positive trends such as globalization, demographic changes and the explosive growth of the Internet.

The bond market did not perform well during the period due to the interest rate increases implemented by the Federal Reserve Board ("Fed") in 1999 and consequently, the Portfolio's bond funds hurt its performance. Most recently, on February 2, 2000, the Fed raised interest rates 0.25% to 5.75%. Despite the decline in the bond market, the Portfolio's manager continued to maintain the Portfolio's emphasis on strong credit quality. Although the Fed has pursued a tightening stance so far in 2000, indicating that subsequent rate increases are likely to follow, we think current inflation fears may be overblown.
------------------------------------------------------------------
THE TARGET ASSET ALLOCATION SET FORTH ABOVE REPRESENTS AN APPROXIMATE MIX OF INVESTMENTS FOR THE SELECT BALANCED PORTFOLIO. THE ALLOCATION AND INVESTMENT MIX OF THE PORTFOLIO MAY VARY DEPENDING UPON MARKET CONDITIONS, CASH FLOWS IN AND OUT OF THE PORTFOLIO AND OTHER FACTORS. IN ADDITION, THE ALLOCATION AND INVESTMENT RANGES OF THE PORTFOLIO MAY BE CHANGED FROM TIME TO TIME UPON THE APPROVAL OF THE CONCERT ALLOCATION SERIES' BOARD OF DIRECTORS.

GROWTH OF $10,000 INVESTED IN THE SELECT BALANCED PORTFOLIO VS.
THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX, LEHMAN GOVERNMENT/CORPORATE BOND INDEX,
MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX AND SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX
 ...............................................................................

FEBRUARY 5, 1997 -- JANUARY 31, 2000 (UNAUDITED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        SELECT BALANCED  STANDARD & POOR'S 500  LEHMAN GOVERNMENT/CORPORATE     MSCI        SALOMON SMITH BARNEY
           PORTFOLIO     COMPOSITE STOCK INDEX          BOND INDEX           EAFE INDEX  WORLD GOVERNMENT BOND INDEX
2/5/97      $10,000              $10,000                 $10,000               $10,000            $10,000
7/97        $11,050              $12,254                 $10,575               $11,711            $10,512
1/98        $11,280              $12,689                 $11,117               $11,028            $11,111
7/98        $11,846              $14,618                 $11,428               $12,349            $11,589
1/99        $12,381              $16,814                 $12,086               $12,635            $12,863
7/99        $12,651              $17,571                 $11,694               $13,566            $12,347
1/00        $12,961              $18,551                 $11,738               $15,067            $12,164

THE CHART ABOVE REPRESENTS A HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED ON FEBRUARY 5, 1997 (COMMENCEMENT OF OPERATIONS), ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, IF ANY, AT NET ASSET VALUE THROUGH JANUARY 31, 2000. THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX IS AN UNMANAGED INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND THE OVER-THE-COUNTER MARKET. THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX IS A COMBINATION OF PUBLICLY ISSUED INTERMEDIATE- AND LONG-TERM U.S. GOVERNMENT BONDS AND CORPORATE BONDS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX ("MSCI EAFE") IS A COMPOSITE INDEX THAT CONSISTS OF EQUITY TOTAL RETURNS FOR EUROPE, AUSTRALIA AND THE FAR EAST. THE SALOMON SMITH BARNEY WORLD GOVERNMENT BOND INDEX IS A MARKET-CAPITALIZATION-WEIGHTED BENCHMARK THAT TRACKS THE PERFORMANCE OF THE GOVERNMENT BOND MARKETS OF 14 COUNTRIES. THESE INDICES ARE UNMANAGED AND ARE NOT SUBJECT TO THE SAME MANAGEMENT AND TRADING EXPENSES AS A MUTUAL FUND. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE, AND REDEMPTION VALUES MAY BE MORE OR LESS THAN THE ORIGINAL COST. NO ADJUSTMENT HAS BEEN MADE FOR SHAREHOLDER TAX LIABILITY ON DIVIDENDS OR CAPITAL GAINS.

HISTORICAL PERFORMANCE -- SELECT BALANCED PORTFOLIO+
 ...............................................................................

                                                NET ASSET VALUE
                                         ------------------------------   INCOME    CAPITAL GAIN
YEAR ENDED                               BEGINNING OF YEAR  END OF YEAR  DIVIDENDS  DISTRIBUTIONS    TOTAL RETURNS
--------------------------------------------------------------------------------------------------------------------
1/31/00                                       $12.04          $12.13       $0.22        $0.24                4.69%
--------------------------------------------------------------------------------------------------------------------
1/31/99                                        11.28           12.04        0.16         0.16                9.76
--------------------------------------------------------------------------------------------------------------------
2/5/97* -- 1/31/98                             10.00           11.28        0.00         0.00               12.80++
--------------------------------------------------------------------------------------------------------------------
Total                                                                      $0.38        $0.40
--------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS -- SELECT BALANCED PORTFOLIO
 ...............................................................................

Year Ended 1/31/00                                                                                               4.69%
------------------------------------------------------------------------------------------------------------------------
2/5/97* through 1/31/00                                                                                          9.07
------------------------------------------------------------------------------------------------------------------------

CUMULATIVE TOTAL RETURN -- SELECT BALANCED PORTFOLIO
 ...............................................................................

2/5/97* through 1/31/00                                                                                         29.61%
------------------------------------------------------------------------------------------------------------------------

+ IT IS THE SELECT BALANCED PORTFOLIO'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
   RETURN FOR THE YEAR.
*  COMMENCEMENT OF OPERATIONS.

THE SELECT CONSERVATIVE PORTFOLIO
TARGET ASSET ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

BOND FUNDS  STOCK FUNDS
70%                 30%

THE SELECT CONSERVATIVE PORTFOLIO PRIMARILY SEEKS INCOME AND, SECONDARILY, LONG-TERM GROWTH OF CAPITAL BY INVESTING THE MAJORITY OF ITS ASSETS IN FUNDS THAT INVEST IN BONDS.
 .................................................................

THE SELECT CONSERVATIVE PORTFOLIO
The Select Conservative Portfolio primarily seeks income and, secondarily, long-term capital growth. Among the Portfolios of the Concert Allocation Series, the Select Conservative Portfolio consists primarily of taxable fixed-income funds, with a portion invested in stock funds that invest primarily in large-capitalization U.S. stocks.

INDEX COMPARISON*

S&P 500                                             10.34%
Lehman Government/Corporate Bond                    (2.87)%
Salomon Smith Barney
 High Yield Market                                  (0.60)%
Salomon Smith Barney
 One-Year Treasury Bill                              4.11%

 .................................................................
*THE CHART ABOVE REPRESENTS TOTAL RETURNS FOR THE YEAR ENDED JANUARY 31, 2000. PORTFOLIO UPDATE
The Select Conservative Portfolio's ("Portfolio") shares returned 2.19% for the year ended January 31, 2000. The chart that appears on page fifteen compares the Portfolio's performance to broad-based indices that track four of the asset classes represented in the Portfolio.

In keeping with its investment mandate, the Select Conservative Portfolio is largely comprised of bond funds with the remainder invested in stock funds. The Portfolio's bond funds tend to possess high-credit quality and include U.S. government debt, as well as the bonds of other developed nations.

During the period, the bond market suffered one of its worst years on record and consequently, the Portfolio's bond funds hurt its performance. The robust growth of the U.S. economy led to rising concerns about inflation. To counter any possible effects of inflation, the Federal Reserve Board ("Fed") raised interest rates three times in 1999, adopting a more restrictive monetary policy. The Fed's actions in turn led to increased volatility in both the stock and bond markets. However, the stock market continued to perform well, led by strong corporate earnings growth, increases in labor productivity and seemingly limitless investor enthusiasm for select technology stocks.

The disparity between U.S. Treasury securities and other types of bonds widened sharply during the period. The high yield bond market continued to outperform other segments of the U.S. bond market, with positive performance concentrated among the better quality issues in the middle to upper quality segments (i.e., B/B and BB/Ba rated issues).

We remain positive on the total return prospects of the bond market at current valuation levels, especially given the continued health of the economy. Looking ahead, we anticipate a continuation of solid economic growth with only a modest upward bias to inflation.

The Portfolio's stock holdings largely benefited from the recovery of the economies overseas and the continued strength of U.S. stocks.
------------------------------------------------------------------
THE TARGET ASSET ALLOCATION SET FORTH ABOVE REPRESENTS AN APPROXIMATE MIX OF INVESTMENTS FOR THE SELECT CONSERVATIVE PORTFOLIO. THE ALLOCATION AND INVESTMENT MIX OF THE PORTFOLIO MAY VARY DEPENDING UPON MARKET CONDITIONS, CASH FLOWS IN AND OUT OF THE PORTFOLIO AND OTHER FACTORS. IN ADDITION, THE ALLOCATION AND INVESTMENT RANGES OF THE PORTFOLIO MAY BE CHANGED FROM TIME TO TIME UPON THE APPROVAL OF THE CONCERT ALLOCATION SERIES' BOARD OF DIRECTORS.

GROWTH OF $10,000 INVESTED IN THE SELECT CONSERVATIVE PORTFOLIO VS.
THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX, LEHMAN GOVERNMENT/CORPORATE BOND INDEX, SALOMON SMITH BARNEY HIGH YIELD MARKET INDEX AND SALOMON SMITH BARNEY ONE-YEAR TREASURY BILL INDEX
 ...............................................................................

FEBRUARY 5, 1997 -- JANUARY 31, 2000 (UNAUDITED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                SELECT          STANDARD & POOR'S 500   LEHMAN GOVERNMENT/   SALOMON SMITH BARNEY HIGH
        CONSERVATIVE PORTFOLIO  COMPOSITE STOCK INDEX  CORPORATE BOND INDEX     YIELD MARKET INDEX
2/5/97                 $10,000                $10,000               $10,000                    $10,000
7/97                   $10,930                $12,254               $10,575                    $10,757
1/98                   $11,300                $12,689               $11,117                    $11,487
7/98                   $11,646                $14,618               $11,428                    $11,906
1/99                   $11,984                $16,814               $12,086                    $11,812
7/99                   $12,129                $17,571               $11,694                    $11,870
1/00                   $12,246                $18,551               $11,738                    $11,743

        SALOMON SMITH BARNEY ONE-YEAR
             TREASURY BILL INDEX
2/5/97                        $10,000
7/97                          $10,322
1/98                          $10,627
7/98                          $10,910
1/99                          $11,222
7/99                          $11,481
1/00                          $11,683

THE CHART ABOVE REPRESENTS A HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED ON FEBRUARY 5, 1997 (COMMENCEMENT OF OPERATIONS), ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, IF ANY, AT NET ASSET VALUE THROUGH JANUARY 31, 2000. THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX IS AN UNMANAGED INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND THE OVER-THE-COUNTER MARKET. THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX IS A COMBINATION OF PUBLICLY ISSUED INTERMEDIATE- AND LONG-TERM U.S. GOVERNMENT BONDS AND CORPORATE BONDS. THE SALOMON SMITH BARNEY HIGH YIELD MARKET INDEX COVERS A SIGNIFICANT PORTION OF THE BELOW INVESTMENT-GRADE U.S. CORPORATE BOND MARKET. THE SALOMON SMITH BARNEY ONE-YEAR TREASURY BILL INDEX IS COMPOSED OF ONE 1-YEAR UNITED STATES TREASURY BILL WHOSE RETURN IS TRACKED UNTIL ITS MATURITY. THESE INDICES ARE UNMANAGED AND ARE NOT SUBJECT TO THE SAME MANAGEMENT AND TRADING EXPENSES AS A MUTUAL FUND. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE, AND REDEMPTION VALUES MAY BE MORE OR LESS THAN THE ORIGINAL COST. NO ADJUSTMENT HAS BEEN MADE FOR SHAREHOLDER TAX LIABILITY ON DIVIDENDS OR CAPITAL GAINS.

HISTORICAL PERFORMANCE -- SELECT CONSERVATIVE PORTFOLIO+
 ...............................................................................

                                                NET ASSET VALUE
                                         ------------------------------   INCOME    CAPITAL GAIN
YEAR ENDED                               BEGINNING OF YEAR  END OF YEAR  DIVIDENDS  DISTRIBUTIONS    TOTAL RETURNS
--------------------------------------------------------------------------------------------------------------------
1/31/00                                       $11.71          $11.57       $0.27        $0.13                2.19%
--------------------------------------------------------------------------------------------------------------------
1/31/99                                        11.30           11.71        0.17         0.10                6.05
--------------------------------------------------------------------------------------------------------------------
2/5/97* -- 1/31/98                             10.00           11.30        0.00         0.00               13.00++
--------------------------------------------------------------------------------------------------------------------
Total                                                                      $0.44        $0.23
--------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS -- SELECT CONSERVATIVE PORTFOLIO
 ...............................................................................

Year Ended 1/31/00                                                                                               2.19%
------------------------------------------------------------------------------------------------------------------------
2/5/97* through 1/31/00                                                                                          7.02
------------------------------------------------------------------------------------------------------------------------

CUMULATIVE TOTAL RETURN -- SELECT CONSERVATIVE PORTFOLIO
 ...............................................................................

2/5/97* through 1/31/00                                                                                         22.46%
------------------------------------------------------------------------------------------------------------------------

+ IT IS THE SELECT CONSERVATIVE PORTFOLIO'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
   RETURN FOR THE YEAR.
*  COMMENCEMENT OF OPERATIONS.

THE SELECT INCOME PORTFOLIO
TARGET ASSET ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

STOCK FUNDS  BOND FUNDS
10%                 90%

THE SELECT INCOME PORTFOLIO SEEKS HIGH CURRENT INCOME BY INVESTING PRIMARILY IN BOND FUNDS.
 .................................................................

THE SELECT INCOME PORTFOLIO
The Select Income Portfolio seeks high current income. Among the Portfolios of the Concert Allocation Series, the Select Income Portfolio allocates most of its assets to taxable fixed-income funds designed to generate a high level of income consistent with relative stability of principal. A small portion of the Portfolio is invested in equity funds that invest in large-capitalization U.S. stocks.

INDEX COMPARISON*

S&P 500                                             10.34%
Lehman Government/
 Corporate Bond                                     (2.87)%
Salomon Smith Barney
 High Yield Market                                  (0.60)%
Salomon Smith Barney
 One-Year Treasury Bill                              4.11%

 .................................................................
*THE CHART ABOVE REPRESENTS TOTAL RETURNS FOR THE YEAR ENDED JANUARY 31, 2000.

PORTFOLIO UPDATE
The Select Income Portfolio's ("Portfolio") shares returned a negative 0.75% for the year ended January 31, 2000. The chart that appears on page eighteen compares the Portfolio's performance to broad-based indices that track four of the asset classes represented in the Portfolio.

The majority of assets in the Portfolio are invested in bond funds that invest in the debt obligations of the U.S. Government and other developed nations. During the period, the bond markets suffered a decline due to concerns regarding inflation which led the Federal Reserve Board to raise interest rates three times in 1999, effectively reversing the cuts it implemented in 1998 following the global economic crisis. The Portfolio's bond funds had a negative impact on its performance during the period. On the other hand, the stock portion of the Portfolio continued to benefit from strong corporate earnings growth and the recovery of the overseas markets.
------------------------------------------------------------------
THE TARGET ASSET ALLOCATION SET FORTH ABOVE REPRESENTS AN APPROXIMATE MIX OF INVESTMENTS FOR THE SELECT INCOME PORTFOLIO. THE ALLOCATION AND INVESTMENT MIX OF THE PORTFOLIO MAY VARY DEPENDING UPON MARKET CONDITIONS, CASH FLOWS IN AND OUT OF THE PORTFOLIO AND OTHER FACTORS. IN ADDITION, THE ALLOCATION AND INVESTMENT RANGES OF THE PORTFOLIO MAY BE CHANGED FROM TIME TO TIME UPON THE APPROVAL OF THE CONCERT ALLOCATION SERIES' BOARD OF DIRECTORS.

GROWTH OF $10,000 INVESTED IN THE SELECT INCOME PORTFOLIO VS.
THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX, LEHMAN GOVERNMENT/CORPORATE BOND INDEX,
SALOMON SMITH BARNEY HIGH YIELD MARKET INDEX AND SALOMON SMITH BARNEY ONE-YEAR TREASURY BILL INDEX
 ...............................................................................

FEBRUARY 5, 1997 -- JANUARY 31, 2000 (UNAUDITED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             SELECT       STANDARD & POOR'S 500  LEHMAN GOVERNMENT/CORPORATE   SALOMON SMITH BARNEY    SALOMON SMITH BARNEY ONE-YEAR
        INCOME PORTFOLIO  COMPOSITE STOCK INDEX          BOND INDEX           HIGH YIELD MARKET INDEX       TREASURY BILL INDEX
2/5/97           $10,000                $10,000                      $10,000                  $10,000                        $10,000
7/97             $10,850                $12,254                      $10,575                  $10,757                        $10,322
1/98             $11,290                $12,689                      $11,117                  $11,487                        $10,627
7/98             $11,620                $14,618                      $11,428                  $11,906                        $10,910
1/99             $11,875                $16,814                      $12,086                  $11,812                        $11,222
7/99             $11,722                $17,571                      $11,694                  $11,870                        $11,481
1/00             $11,786                $18,551                      $11,738                  $11,743                        $11,683

THE CHART ABOVE REPRESENTS A HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED ON FEBRUARY 5, 1997 (COMMENCEMENT OF OPERATIONS), ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, IF ANY, AT NET ASSET VALUE THROUGH JANUARY 31, 2000. THE STANDARD & POOR'S 500 COMPOSITE STOCK INDEX IS AN UNMANAGED INDEX COMPOSED OF 500 WIDELY HELD COMMON STOCKS LISTED ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND THE OVER-THE-COUNTER MARKET. THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX IS A COMBINATION OF PUBLICLY ISSUED INTERMEDIATE- AND LONG-TERM U.S. GOVERNMENT BONDS AND CORPORATE BONDS. THE SALOMON SMITH BARNEY HIGH YIELD MARKET INDEX COVERS A SIGNIFICANT PORTION OF THE BELOW-INVESTMENT-GRADE U.S. CORPORATE BOND MARKET. THE SALOMON SMITH BARNEY ONE-YEAR TREASURY BILL INDEX IS COMPOSED OF ONE 1-YEAR UNITED STATES TREASURY BILL WHOSE RETURN IS TRACKED UNTIL ITS MATURITY. THESE INDICES ARE UNMANAGED AND ARE NOT SUBJECT TO THE SAME MANAGEMENT AND TRADING EXPENSES AS A MUTUAL FUND. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE, AND REDEMPTION VALUES MAY BE MORE OR LESS THAN THE ORIGINAL COST. NO ADJUSTMENT HAS BEEN MADE FOR SHAREHOLDER TAX LIABILITY ON DIVIDENDS OR CAPITAL GAINS.

HISTORICAL PERFORMANCE -- SELECT INCOME PORTFOLIO+
 ...............................................................................

                                                NET ASSET VALUE
                                         ------------------------------   INCOME    CAPITAL GAIN
YEAR ENDED                               BEGINNING OF YEAR  END OF YEAR  DIVIDENDS  DISTRIBUTIONS   TOTAL RETURNS
-------------------------------------------------------------------------------------------------------------------
1/31/00                                       $11.66          $11.18       $0.33        $0.06              (0.75)%
-------------------------------------------------------------------------------------------------------------------
1/31/99                                        11.29           11.66        0.15         0.06               5.18
-------------------------------------------------------------------------------------------------------------------
2/5/97* -- 1/31/98                             10.00           11.29        0.00         0.00              12.90++
-------------------------------------------------------------------------------------------------------------------
Total                                                                      $0.48        $0.12
-------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS -- SELECT INCOME PORTFOLIO
 ...............................................................................

Year Ended 1/31/00                                                                                                     (0.75)%
------------------------------------------------------------------------------------------------------------------------------
2/5/97* through 1/31/00                                                                                                 5.66
------------------------------------------------------------------------------------------------------------------------------

CUMULATIVE TOTAL RETURN -- SELECT INCOME PORTFOLIO
 ...............................................................................

2/5/97* through 1/31/00                                                                                               17.86%
------------------------------------------------------------------------------------------------------------------------------

+ IT IS THE SELECT INCOME PORTFOLIO'S POLICY TO DISTRIBUTE DIVIDENDS AND CAPITAL GAINS, IF ANY, ANNUALLY.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL
   RETURN FOR THE YEAR.
*  COMMENCEMENT OF OPERATIONS.

THE SELECT HIGH GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS                                         JANUARY 31, 2000
 ...............................................................................

   SHARES                        DESCRIPTION                        VALUE
 ----------------------------------------------------------------------------
 UNDERLYING FUNDS -- 98.9%
    182,942   Smith Barney Aggressive Growth Fund                $ 16,025,748
    455,081   Smith Barney Equity Funds - Smith Barney Large
                Cap Blend Fund                                      7,308,614
    442,598   Smith Barney Funds, Inc. - Large Cap Value Fund       7,444,511
  1,404,709   Smith Barney Income Funds - Smith Barney High
                Income Fund                                        14,089,237
    803,244   Smith Barney Investment Funds, Inc. - Concert
                Peachtree Growth Fund                              14,546,759
    675,415   Smith Barney Investment Funds, Inc. - Smith
                Barney Contrarian Fund                              7,328,255
  1,080,326   Smith Barney Investment Funds, Inc. - Smith
                Barney Hansberger Global Value Fund                14,454,772
    594,415   Smith Barney Investment Trust - Smith Barney
                Large Capitalization Growth Fund                   14,682,058
    372,959   Smith Barney Investment Trust - Smith Barney Mid
                Cap Blend Fund                                      7,283,903
  2,080,337   Smith Barney Small Cap Blend Fund, Inc.              28,313,392
    484,210   Smith Barney World Funds, Inc. - International
                Equity Portfolio                                   14,753,881
 ----------------------------------------------------------------------------
              TOTAL UNDERLYING FUNDS (Cost -- $127,372,744)       146,231,130
 ----------------------------------------------------------------------------

    FACE
   AMOUNT                        DESCRIPTION                        VALUE
 ----------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 1.1%
 $1,605,000   Morgan Stanley Dean Witter & Co., 5.680% due
              2/1/00; Proceeds at maturity -- $1,605,253;
              (Fully collateralized by U.S. Treasury Notes,
              5.500% to 7.000% due 7/15/00 to 5/15/09;
              Market value -- $1,646,659) (Cost -- $1,605,000)      1,605,000
 ----------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $128,977,744*)  $147,836,130
 ----------------------------------------------------------------------------

 *  AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME.

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE SELECT GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS                                         JANUARY 31, 2000
 ...............................................................................

   SHARES                        DESCRIPTION                        VALUE
 ----------------------------------------------------------------------------
 UNDERLYING FUNDS -- 99.0%
    153,113   Smith Barney Aggressive Growth Fund                $ 13,412,711
  1,424,636   Smith Barney Equity Funds - Smith Barney Large
                Cap Blend Fund                                     22,879,668
  1,375,178   Smith Barney Funds, Inc. - Large Cap Value Fund      23,130,507
  2,204,338   Smith Barney Income Funds - Smith Barney High
                Income Fund                                        22,109,514
  1,252,031   Smith Barney Investment Funds, Inc. - Concert
                Peachtree Growth Fund                              22,674,296
  1,053,142   Smith Barney Investment Funds, Inc. - Smith
                Barney Contrarian Fund                             11,426,600
  2,618,516   Smith Barney Investment Funds, Inc. - Smith
                Barney Government Securities Fund                  23,330,982
    853,834   Smith Barney Investment Funds, Inc. - Smith
                Barney Hansberger Global Value Fund                11,424,302
  2,098,264   Smith Barney Investment Funds, Inc. - Smith
                Barney Investment Grade Bond Fund                  23,437,620
    472,697   Smith Barney Investment Trust - Smith Barney
                Large Capitalization Growth Fund                   11,675,622
    618,902   Smith Barney Investment Trust - Smith Barney Mid
                Cap Blend Fund                                     12,087,172
    828,193   Smith Barney Small Cap Blend Fund, Inc.              11,271,710
    810,454   Smith Barney World Funds, Inc. - International
                Equity Portfolio                                   24,694,545
 ----------------------------------------------------------------------------
              TOTAL UNDERLYING FUNDS (Cost -- $219,555,017)       233,555,249
 ----------------------------------------------------------------------------

    FACE
   AMOUNT                        DESCRIPTION                        VALUE
 ----------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 1.0%
 $2,472,000   Morgan Stanley Dean Witter & Co., 5.680% due
              2/1/00; Proceeds at maturity -- $2,472,390;
              (Fully collaterlized by U.S. Treasury Notes,
              5.500% to 7.000% due 5/15/09 to 7/15/08;
              Market value -- $2,536,163) (Cost -- $2,472,000)      2,472,000
 ----------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $222,027,017*)  $236,027,249
 ----------------------------------------------------------------------------

 *  AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME.

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE SELECT BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS                                         JANUARY 31, 2000
 ...............................................................................

   SHARES                        DESCRIPTION                        VALUE
 ----------------------------------------------------------------------------
 UNDERLYING FUNDS -- 99.0%
  1,238,496   Smith Barney Appreciation Fund Inc.                $ 18,763,222
    586,518   Smith Barney Equity Funds - Smith Barney Large
                Cap Blend Fund                                      9,419,485
  1,408,766   Smith Barney Fundamental Value Fund Inc.             19,173,314
    557,864   Smith Barney Funds, Inc. - Large Cap Value Fund       9,383,273
  2,191,907   Smith Barney Funds, Inc. - Short-Term High Grade
                Bond Fund                                           8,658,035
  1,319,324   Smith Barney Income Funds - Smith Barney
                Convertible Fund                                   19,143,392
  3,957,468   Smith Barney Income Funds - Smith Barney
                Diversified Strategic Income Fund                  28,652,069
  1,062,269   Smith Barney Income Funds - Smith Barney Premium
                Total Return Fund                                  18,812,789
  2,143,879   Smith Barney Investment Funds, Inc. - Smith
                Barney Government Securities Fund                  19,101,968
  1,611,127   Smith Barney Managed Governments Funds Inc.          19,043,533
    903,856   Smith Barney World Funds, Inc. - Global
                Government Bond Portfolio                           9,499,528
    375,246   Smith Barney World Funds, Inc. - International
                Equity Portfolio                                   11,433,768
 ----------------------------------------------------------------------------
              TOTAL UNDERLYING FUNDS (Cost -- $196,583,830)       191,084,376
 ----------------------------------------------------------------------------

    FACE
   AMOUNT                        DESCRIPTION                        VALUE
 ----------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 1.0%
 $1,936,000   Morgan Stanley Dean Witter & Co., 5.680% due
              2/1/00; Proceeds at maturity -- $1,936,305;
              (Fully collaterlized by U.S. Treasury Notes,
              5.500% to 7.000% due 5/15/09 to 7/15/08;
              Market value -- $1,986,250) (Cost -- $1,936,000)      1,936,000
 ----------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $198,519,830*)  $193,020,376
 ----------------------------------------------------------------------------

 *  AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME.

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE SELECT CONSERVATIVE PORTFOLIO

SCHEDULE OF INVESTMENTS                                         JANUARY 31, 2000
 ...............................................................................

   SHARES                        DESCRIPTION                        VALUE
 ---------------------------------------------------------------------------
 UNDERLYING FUNDS -- 99.6%
    368,881   Smith Barney Appreciation Fund Inc.                $ 5,588,553
    212,107   Smith Barney Fundamental Value Fund Inc.             2,886,771
    649,697   Smith Barney Funds, Inc. - Short-Term High Grade
                Bond Fund                                          2,566,302
    385,875   Smith Barney Income Funds - Smith Barney
                Convertible Fund                                   5,599,040
  1,563,643   Smith Barney Income Funds - Smith Barney
                Diversified Strategic Income Fund                 11,320,782
    571,335   Smith Barney Income Funds - Smith Barney High
                Income Fund                                        5,730,491
    166,208   Smith Barney Income Funds - Smith Barney Premium
                Total Return Fund                                  2,943,544
    632,766   Smith Barney Investment Funds, Inc. - Smith
                Barney Government Securities Fund                  5,637,941
    211,674   Smith Barney Investment Funds, Inc. - Smith
                Barney Hansberger Global Value Fund                2,832,200
    714,730   Smith Barney Managed Governments Fund Inc.           8,448,113
    266,101   Smith Barney World Funds, Inc. - Global
                Government Bond Portfolio                          2,796,726
 ---------------------------------------------------------------------------
              TOTAL UNDERLYING FUNDS (Cost -- $59,253,631)        56,350,463
 ---------------------------------------------------------------------------

    FACE
   AMOUNT                        DESCRIPTION                        VALUE
 ---------------------------------------------------------------------------
 REPURCHASE AGREEMENT -- 0.4%
   $238,000   Morgan Stanley Dean Witter & Co., 5.680% due
              2/1/00; Proceeds at maturity -- $238,038;
              (Fully collateralized by U.S. Treasury Notes,
              5.500% to 7.000% due 5/15/09 to 7/15/09;
              Market value -- $244,177) (Cost -- $238,000)           238,000
 ---------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 100% (Cost -- $59,491,631*)   $56,588,463
 ---------------------------------------------------------------------------

 *  AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME.

                       SEE NOTES TO FINANCIAL STATEMENTS.

THE SELECT INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS                                         JANUARY 31, 2000
 ...............................................................................

  SHARES                       DESCRIPTION                        VALUE
 -------------------------------------------------------------------------
 UNDERLYING FUNDS -- 100%
   77,813   Smith Barney Appreciation Fund Inc.                $ 1,178,859
  569,432   Smith Barney Funds, Inc. - Short-Term High Grade
              Bond Fund                                          2,249,256
   80,363   Smith Barney Income Funds - Smith Barney
              Convertible Fund                                   1,166,069
  653,122   Smith Barney Income Funds - Smith Barney
              Diversified Strategic Income Fund                  4,728,606
  472,111   Smith Barney Income Funds - Smith Barney High
              Income Fund                                        4,735,275
   66,714   Smith Barney Income Funds - Smith Barney Premium
              Total Return Fund                                  1,181,513
  396,800   Smith Barney Investment Funds, Inc. - Smith
              Barney Government Securities Fund                  3,535,492
  398,570   Smith Barney Managed Governments Fund Inc.           4,711,092
 -------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100% (Cost -- $25,284,582*)   $23,486,162
 -------------------------------------------------------------------------

 *  AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS SUBSTANTIALLY THE SAME.

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES                            JANUARY 31, 2000
 ...............................................................................

                                            SELECT        SELECT        SELECT        SELECT       SELECT
                                         HIGH GROWTH      GROWTH       BALANCED    CONSERVATIVE    INCOME
                                          PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at cost                  $128,977,744  $222,027,017  $198,519,830  $59,491,631   $25,284,582
------------------------------------------------------------------------------------------------------------
   Investments, at value                 $147,836,130  $236,027,249  $193,020,376  $56,588,463   $23,486,162
   Cash                                         2,499            94           840           --            --
   Receivable from manager                         --            --            --           --         4,693
   Receivable from Fund shares sold           337,722       314,665       154,480       10,743        73,065
   Dividends and interest receivable              253           390        18,284        5,368         5,068
------------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                           148,176,604   236,342,398   193,193,980   56,604,574    23,568,988
------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for Fund shares purchased              238        62,571        36,367      108,856         5,976
   Payable to bank                                 --            --            --           44       285,920
   Accrued expenses                           143,215       252,307       235,638       81,949            --
------------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                          143,453       314,878       272,005      190,849       291,896
------------------------------------------------------------------------------------------------------------
   TOTAL NET ASSETS                      $148,033,151  $236,027,520  $192,921,975  $56,413,725   $23,277,092
------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Par value of capital shares           $      9,763  $     17,108  $     15,905  $     4,878   $     2,082
   Capital paid in excess of par value    120,435,386   206,632,839   183,318,958   55,604,174    23,618,930
   Undistributed net investment income      4,616,597     7,137,325     6,669,804    2,633,026     1,407,820
   Accumulated net realized gain from
     security transactions                  4,113,019     8,240,016     8,416,762    1,074,815        46,680
   Net unrealized appreciation
     (depreciation)
     of investments                        18,858,386    14,000,232    (5,499,454)  (2,903,168)   (1,798,420)
------------------------------------------------------------------------------------------------------------
   TOTAL NET ASSETS                      $148,033,151  $236,027,520  $192,921,975  $56,413,725   $23,277,092
------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING                          9,763,335    17,107,763    15,904,749    4,877,849     2,082,429
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                                $15.16        $13.80        $12.13       $11.57        $11.18
------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS                     FOR THE YEAR ENDED JANUARY 31, 2000
 ...............................................................................

                                                                SELECT      SELECT      SELECT       SELECT       SELECT
                                                             HIGH GROWTH    GROWTH     BALANCED   CONSERVATIVE    INCOME
                                                              PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Income distributions from Underlying Funds                $ 1,529,692  $ 4,883,193 $ 6,649,172 $ 2,651,486  $  1,447,264
   Short-term capital gains from Underlying Funds              3,388,220    2,786,395     533,145     133,474        31,483
   Interest                                                       75,943      119,117      84,959      26,541        10,540
---------------------------------------------------------------------------------------------------------------------------
   TOTAL INVESTMENT INCOME                                     4,993,855    7,788,705   7,267,276   2,811,501     1,489,287
---------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Other expenses                                                376,639      650,124     596,867     177,812        81,355
---------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES                                                376,639      650,124     596,867     177,812        81,355
---------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                          4,617,216    7,138,581   6,670,409   2,633,689     1,407,932
---------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
   Realized Gain (Loss) From:
       Security transactions                                           -            -           -     (16,594)    (189,708)
       Capital gain distributions from Underlying Funds        4,178,642    8,297,200   8,432,422   1,091,920       308,722
---------------------------------------------------------------------------------------------------------------------------
   NET REALIZED GAIN                                           4,178,642    8,297,200   8,432,422   1,075,326       119,014
---------------------------------------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation)
     of Investments:
       Beginning of year                                       7,984,603   10,341,892   1,771,658    (185,729)     (84,778)
       End of year                                            18,858,386   14,000,232  (5,499,454)  (2,903,168)  (1,798,420)
---------------------------------------------------------------------------------------------------------------------------
   CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)       10,873,783    3,658,340  (7,271,112)  (2,717,439)  (1,713,642)
---------------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                                15,052,425   11,955,540   1,161,310  (1,642,113)  (1,594,628)
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS            $19,669,641  $19,094,121 $ 7,831,719 $   991,576  $  (186,696)
---------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS          FOR THE YEAR ENDED JANUARY 31, 2000
 ...............................................................................

                                             SELECT         SELECT        SELECT        SELECT       SELECT
                                          HIGH GROWTH       GROWTH       BALANCED    CONSERVATIVE    INCOME
                                           PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
--------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                  $  4,617,216   $  7,138,581  $  6,670,409  $ 2,633,689   $ 1,407,932
   Net realized gain                         4,178,642      8,297,200     8,432,422    1,075,326       119,014
   Change in net unrealized
     appreciation (depreciation)            10,873,783      3,658,340    (7,271,112)  (2,717,439)   (1,713,642)
--------------------------------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                         19,669,641     19,094,121     7,831,719      991,576      (186,696)
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                      (513,766)    (1,845,631)   (3,039,821)  (1,173,394)     (681,850)
   Net realized gains                       (1,277,582)    (2,379,175)   (3,405,269)    (549,268)     (132,281)
--------------------------------------------------------------------------------------------------------------
   DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS           (1,791,348)    (4,224,806)   (6,445,090)  (1,722,662)     (814,131)
--------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
   Net proceeds from sale of shares         58,280,900     96,213,993    67,914,440   24,895,726    11,268,070
   Net asset value of shares issued for
     reinvestment of dividends               1,791,348      4,224,806     6,445,090    1,722,662       814,131
   Cost of shares reacquired                (5,697,525)    (9,209,569)  (16,619,702)  (8,288,832)   (8,401,338)
--------------------------------------------------------------------------------------------------------------
   INCREASE IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS                 54,374,723     91,229,230    57,739,828   18,329,556     3,680,863
--------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                      72,253,016    106,098,545    59,126,457   17,598,470     2,680,036
NET ASSETS:
   Beginning of year                        75,780,135    129,928,975   133,795,518   38,815,255    20,597,056
--------------------------------------------------------------------------------------------------------------
   END OF YEAR*                           $148,033,151   $236,027,520  $192,921,975  $56,413,725   $23,277,092
--------------------------------------------------------------------------------------------------------------
 *Includes undistributed net
   investment income of:                    $4,616,597     $7,137,325    $6,669,804   $2,633,026    $1,407,820
--------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)   FOR THE YEAR ENDED JANUARY 31,
1999
 ...............................................................................

                                             SELECT         SELECT         SELECT         SELECT       SELECT
                                          HIGH GROWTH       GROWTH        BALANCED     CONSERVATIVE    INCOME
                                           PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
----------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                  $   513,295    $  1,844,604   $  3,039,216   $ 1,172,731   $   681,738
   Net realized gain                        1,306,932       2,407,077      3,404,973       549,268        59,947
   Increase in net unrealized
     appreciation (depreciation)            7,876,219      10,166,260      2,042,065      (159,130)     (116,288)
----------------------------------------------------------------------------------------------------------------
   INCREASE IN NET ASSETS FROM
    OPERATIONS                              9,696,446      14,417,941      8,486,254     1,562,869       625,397
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                     (259,791)       (689,890)    (1,058,984)     (290,574)     (124,156)
   Net realized gains                        (157,661)       (786,615)    (1,074,913)     (169,756)      (48,840)
----------------------------------------------------------------------------------------------------------------
   DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS            (417,452)     (1,476,505)    (2,133,897)     (460,330)     (172,996)
----------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
   Net proceeds from sale of shares        40,984,630      71,729,729     82,964,105    28,219,439    19,481,318
   Net asset value of shares issued for
     reinvestment of dividends                417,452       1,476,505      2,133,897       460,330       172,996
   Cost of shares reacquired               (1,971,681)     (2,200,244)    (2,725,679)   (1,664,789)   (3,949,914)
----------------------------------------------------------------------------------------------------------------
   INCREASE IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS                39,430,401      71,005,990     82,372,323    27,014,980    15,704,400
----------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS                     48,709,395      83,947,426     88,724,680    28,117,519    16,156,801
NET ASSETS:
   Beginning of year                       27,070,740      45,981,549     45,070,838    10,697,736     4,440,255
----------------------------------------------------------------------------------------------------------------
   END OF YEAR*                           $75,780,135    $129,928,975   $133,795,518   $38,815,255   $20,597,056
----------------------------------------------------------------------------------------------------------------
 *Includes undistributed net
   investment income of:                     $513,147      $1,844,375     $3,039,216    $1,172,731      $681,738
----------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
 ...............................................................................
1. SIGNIFICANT ACCOUNTING POLICIES

The Select High Growth, Select Growth, Select Balanced, Select Conservative and Select Income Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney Concert Allocation Series Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these portfolios and six other separate investment portfolios: High Growth, Growth, Balanced, Conservative, Income and Global Portfolios. The Portfolios invest in other mutual funds ("Underlying Funds") managed by SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"). Shares of the Portfolios are offered to separate accounts sponsored by certain life insurance companies and qualified pension and retirement plans. The financial statements and financial highlights for the other portfolios are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation; (c) dividend income and short-term capital gains from Underlying Funds are recorded on the ex-dividend date as investment income and interest income is recorded on the accrual basis;
(d) long-term capital gains from Underlying Funds are recorded on the ex-dividend date as realized gains; (e) gains or losses on the sale of Underlying Funds are calculated by using the specific identification method;
(f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Net investment income, net realized gains and net assets were not affected by this adjustment; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. MANAGEMENT AGREEMENT AND OTHER TRANACTIONS
Travelers Investment Adviser, Inc. ("TIA"), another subsidiary of SSBH, acts as the investment manager for the Fund. Each Portfolio pays TIA a monthly fee calculated at an annual rate of 0.35% on the average daily net assets. From this fee all expenses of the Fund are deducted, except for extraordinary expenses. If expenses exceed the 0.35% fee, this amount is paid on behalf of the Fund by TIA.

Effective October 1999, Smith Barney Private Trust Company ("Private Trust"), another subsidiary of Citigroup, became the Fund's transfer agent. Private Trust receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts. During the period October 1, 1999 through January 31, 2000, each Portfolio, paid transfer agent fees of $1,667 to Private Trust.

All officers and one director of the Fund are employees of Salomon Smith Barney Inc.

3. INVESTMENTS
During the year ended January 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

PORTFOLIO                                 PURCHASES      SALES
--------------------------------------------------------------------
Select High Growth                       $ 59,878,503  $       --
Select Growth                             100,491,840          --
Select Balanced                            66,523,621          --
Select Conservative                        20,940,131     300,000
Select Income                               7,482,909   2,436,756
--------------------------------------------------------------------

 ...............................................................................

At January 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                     NET UNREALIZED
                                                                      APPRECIATION
PORTFOLIO                                APPRECIATION  DEPRECIATION  (DEPRECIATION)
-----------------------------------------------------------------------------------
Select High Growth                        $22,260,017  $(3,401,631)   $18,858,386
Select Growth                              25,671,611  (11,671,379)    14,000,232
Select Balanced                             6,930,751  (12,430,205)    (5,499,454)
Select Conservative                         1,026,045   (3,929,213)    (2,903,168)
Select Income                                  19,185   (1,817,605)    (1,798,420)
-----------------------------------------------------------------------------------

4. REPURCHASE AGREEMENTS
The Portfolios purchase (and their custodian takes possession of ) U.S. government securities from banks and security dealers subject to agreements to resell the securities to sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. CAPITAL SHARES
At January 31, 2000, the Fund had 5.5 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares for each portfolio were as follows:

                                            YEAR ENDED        YEAR ENDED
                                         JANUARY 31, 2000  JANUARY 31, 1999
---------------------------------------------------------------------------
SELECT HIGH GROWTH PORTFOLIO
  Shares sold                                4,226,369         3,511,232
  Shares issued on reinvestment                131,620            35,109
  Shares reacquired                           (414,964)         (173,302)
---------------------------------------------------------------------------
  NET INCREASE                               3,943,025         3,373,039
---------------------------------------------------------------------------
SELECT GROWTH PORTFOLIO
  Shares sold                                7,386,057         6,086,424
  Shares issued on reinvestment                328,523           124,285
  Shares reacquired                           (703,458)         (191,489)
---------------------------------------------------------------------------
  NET INCREASE                               7,011,122         6,019,220
---------------------------------------------------------------------------
SELECT BALANCED PORTFOLIO
  Shares sold                                5,623,593         7,161,383
  Shares issued on reinvestment                544,349           185,234
  Shares reacquired                         (1,372,026)         (234,832)
---------------------------------------------------------------------------
  NET INCREASE                               4,795,916         7,111,785
---------------------------------------------------------------------------

 ...............................................................................

                                            YEAR ENDED        YEAR ENDED
                                         JANUARY 31, 2000  JANUARY 31, 1999
---------------------------------------------------------------------------
SELECT CONSERVATIVE PORTFOLIO
  Shares sold                                2,128,330         2,472,258
  Shares issued on reinvestment                150,320            40,441
  Shares reacquired                           (714,607)         (145,515)
---------------------------------------------------------------------------
  NET INCREASE                               1,564,043         2,367,184
---------------------------------------------------------------------------
SELECT INCOME PORTFOLIO
  Shares sold                                  986,630         1,703,327
  Shares issued on reinvestment                 73,213            15,162
  Shares reacquired                           (744,458)         (344,589)
---------------------------------------------------------------------------
  NET INCREASE                                 315,385         1,373,900
---------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
 ...............................................................................
FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31:

SELECT HIGH GROWTH PORTFOLIO       2000(1)      1999(1)     1998(1)(2)
------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 YEAR                               $13.02        $11.06       $10.00
------------------------------------------------------------------------
INCOME FROM OPERATIONS:
   Net investment income(3)           0.60          0.13         0.26
   Net realized and unrealized
     gain                             1.78          1.94         0.80
------------------------------------------------------------------------
Total Income From Operations          2.38          2.07         1.06
------------------------------------------------------------------------
LESS DISTRIBUTION FROM:
   Net investment income             (0.07)        (0.07)          --
   Net realized gains                (0.17)        (0.04)          --
------------------------------------------------------------------------
Total Distributions                  (0.24)        (0.11)          --
------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR        $15.16        $13.02       $11.06
------------------------------------------------------------------------
TOTAL RETURN                         18.46%        18.79%       10.60%++
------------------------------------------------------------------------
NET ASSETS, END OF YEAR
 (000'S)                          $148,033       $75,780      $27,071
------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                           0.35%         0.35%        0.35%+
   Net investment income              4.30          1.08         2.41+
------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                  0%           19%          43%
------------------------------------------------------------------------

(1) PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY AVERAGE SHARES METHOD.
(2) FOR THE PERIOD FROM FEBRUARY 5, 1997 (COMMENCEMENT OF OPERATIONS) TO JANUARY 31, 1998.
(3) NET INVESTMENT INCOME PER SHARE INCLUDES SHORT-TERM CAPITAL GAIN DISTRIBUTIONS FROM UNDERLYING FUNDS.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
 +   ANNUALIZED.

 ...............................................................................

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31:

SELECT GROWTH PORTFOLIO            2000(1)      1999(1)     1998(1)(2)
------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 YEAR                               $12.87        $11.28       $10.00
------------------------------------------------------------------------
INCOME FROM OPERATIONS:
   Net investment income(3)           0.51          0.27         0.44
   Net realized and unrealized
     gain                             0.72          1.55         0.84
------------------------------------------------------------------------
Total Income From Operations          1.23          1.82         1.28
------------------------------------------------------------------------
LESS DISTRIBUTION FROM:
   Net investment income             (0.13)        (0.11)          --
   Net realized gains                (0.17)        (0.12)          --
------------------------------------------------------------------------
Total Distributions                  (0.30)        (0.23)          --
------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR        $13.80        $12.87       $11.28
------------------------------------------------------------------------
TOTAL RETURN                          9.72%        16.31%       12.80%++
------------------------------------------------------------------------
NET ASSETS, END OF YEAR
 (000'S)                          $236,028      $129,929      $45,982
------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                           0.35%         0.35%        0.35%+
   Net investment income              3.85          2.29         4.11+
------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                  0%           10%          43%
------------------------------------------------------------------------

(1) PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY AVERAGE SHARES METHOD.
(2) FOR THE PERIOD FROM FEBRUARY 5, 1997 (COMMENCEMENT OF OPERATIONS) TO JANUARY 31, 1998.
(3) NET INVESTMENT INCOME PER SHARE INCLUDES SHORT-TERM CAPITAL GAIN DISTRIBUTIONS FROM UNDERLYING FUNDS.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
 +   ANNUALIZED.

 ...............................................................................

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31:

SELECT BALANCED PORTFOLIO          2000(1)        1999(1)      1998(1)(2)
---------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 YEAR                               $12.04         $11.28         $10.00
---------------------------------------------------------------------------
INCOME FROM OPERATIONS:
   Net investment income(3)           0.48           0.42           0.64
   Net realized and unrealized
     gain                             0.07           0.66           0.64
---------------------------------------------------------------------------
Total Income From Operations          0.55           1.08           1.28
---------------------------------------------------------------------------
LESS DISTRIBUTION FROM:
   Net investment income             (0.22)         (0.16)            --
   Net realized gains                (0.24)         (0.16)            --
---------------------------------------------------------------------------
Total Distributions                  (0.46)         (0.32)            --
---------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR        $12.13         $12.04         $11.28
---------------------------------------------------------------------------
TOTAL RETURN                          4.69%          9.76%         12.80%++
---------------------------------------------------------------------------
NET ASSETS, END OF YEAR
 (000'S)                          $192,922       $133,796        $45,071
---------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                           0.35%          0.35%          0.35%+
   Net investment income              3.92           3.64           5.89+
---------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                  0%             7%            19%
---------------------------------------------------------------------------

(1) PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY AVERAGE SHARES METHOD.
(2) FOR THE PERIOD FROM FEBRUARY 5, 1997 (COMMENCEMENT OF OPERATIONS) TO JANUARY 31, 1998.
(3) NET INVESTMENT INCOME PER SHARE INCLUDES SHORT-TERM CAPITAL GAIN DISTRIBUTIONS FROM UNDERLYING FUNDS.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
 +   ANNUALIZED.

 ...............................................................................

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31:

SELECT CONSERVATIVE PORTFOLIO      2000(1)      1999(1)     1998(1)(2)
------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 YEAR                               $11.71       $11.30        $10.00
------------------------------------------------------------------------
INCOME FROM OPERATIONS:
   Net investment income(3)           0.61         0.60          0.78
   Net realized and unrealized
     gain (loss)                     (0.35)        0.08          0.52
------------------------------------------------------------------------
Total Income From Operations          0.26         0.68          1.30
------------------------------------------------------------------------
LESS DISTRIBUTION FROM:
   Net investment income             (0.27)       (0.17)           --
   Net realized gains                (0.13)       (0.10)           --
------------------------------------------------------------------------
Total Distributions                  (0.40)       (0.27)           --
------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR        $11.57       $11.71        $11.30
------------------------------------------------------------------------
TOTAL RETURN                          2.19%        6.05%        13.00%++
------------------------------------------------------------------------
NET ASSETS, END OF YEAR
 (000'S)                           $56,414      $38,815       $10,698
------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                           0.35%        0.35%         0.35%+
   Net investment income              5.20         5.27          7.24+
------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                  1%           3%           35%
------------------------------------------------------------------------

(1) PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY AVERAGE SHARES METHOD.
(2) FOR THE PERIOD FROM FEBRUARY 5, 1997 (COMMENCEMENT OF OPERATIONS) TO JANUARY 31, 1998.
(3) NET INVESTMENT INCOME PER SHARE INCLUDES SHORT-TERM CAPITAL GAIN DISTRIBUTIONS FROM UNDERLYING FUNDS.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
 +   ANNUALIZED.

 ...............................................................................

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED JANUARY 31:

SELECT INCOME PORTFOLIO            2000(1)      1999(1)     1998(1)(2)
------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 YEAR                               $11.66       $11.29       $10.00
------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net investment income(3)           0.70         0.74         0.80
   Net realized and unrealized
     gain (loss)                     (0.79)       (0.16)        0.49
------------------------------------------------------------------------
Total Income (Loss) From
  Operations                         (0.09)        0.58         1.29
------------------------------------------------------------------------
LESS DISTRIBUTION FROM:
   Net investment income             (0.33)       (0.15)          --
   Net realized gains                (0.06)       (0.06)          --
------------------------------------------------------------------------
Total Distributions                  (0.39)       (0.21)          --
------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR        $11.18       $11.66       $11.29
------------------------------------------------------------------------
TOTAL RETURN                         (0.75)%       5.18%       12.90%++
------------------------------------------------------------------------
NET ASSETS, END OF YEAR
 (000'S)                           $23,277      $20,597       $4,440
------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses                           0.35%        0.35%        0.35%+
   Net investment income              6.08         6.45         7.36+
------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                 11%          14%          11%
------------------------------------------------------------------------

(1) PER SHARE AMOUNTS HAVE BEEN CALCULATED USING THE MONTHLY AVERAGE SHARES METHOD.
(2) FOR THE PERIOD FROM FEBRUARY 5, 1997 (COMMENCEMENT OF OPERATIONS) TO JANUARY 31, 1998.
(3) NET INVESTMENT INCOME PER SHARE INCLUDES SHORT-TERM CAPITAL GAIN DISTRIBUTIONS FROM UNDERLYING FUNDS.
++ TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.
 +   ANNUALIZED.

INDEPENDENT AUDITORS' REPORT
 ...............................................................................

THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
SMITH BARNEY CONCERT ALLOCATION SERIES INC.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Select High Growth, Select Growth, Select Balanced, Select Conservative and Select Income Portfolios ("Portfolios") of the Smith Barney Concert Allocation Series Inc. ("Fund") as of January 31, 2000, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period from February 5, 1997 (commencement of operations) to January 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the aforementioned portfolios of the Smith Barney Concert Allocation Series Inc. as of January 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period from February 5, 1997 (commencement of operations) to January 31, 1998, in conformity with generally accepted accounting principles.

                                          KPMG LLP

NEW YORK, NEW YORK
MARCH 8, 2000

TAX INFORMATION (UNAUDITED)
 ...............................................................................

For Federal tax purposes the Portfolios hereby designate for the fiscal year ended January 31, 2000:

        - Percentages of ordinary dividends paid as
          qualifying for the corporate dividends received
          deduction:
              Select High Growth Portfolio          43.41%
              Select Growth Portfolio               36.44
              Select Balanced Portfolio             34.37
              Select Conservative Portfolio         19.85
              Select Income Portfolio               10.57
        - Total long-term capital gain distributions
          paid:
              Select High Growth Portfolio     $  722,439
              Select Growth Portfolio           1,899,043
              Select Balanced Portfolio         3,187,071
              Select Conservative Portfolio       521,208
              Select Income Portfolio             132,281

The following percentages of ordinary income dividends paid by the Portfolios are derived from Federal obligations and may be exempt from taxation at the state level:

          Select Growth Portfolio                        3.72%
          Select Balanced Portfolio                      6.91
          Select Conservative Portfolio                  5.82
          Select Income Portfolio                        6.56

  DIRECTORS
  Walter E. Auch
  Martin Brody
  Armon E. Kamesar
  Stephen E. Kaufman
  H. John Ellis
  Heath B. McLendon, CHAIRMAN

  OFFICERS
  Heath B. McLendon
  CHIEF EXECUTIVE OFFICER

  Lewis E. Daidone
  SENIOR VICE PRESIDENT
  AND TREASURER

  R. Jay Gerken
  VICE PRESIDENT AND
  INVESTMENT OFFICER

  Paul A. Brook
  CONTROLLER

  Christina T. Sydor
  SECRETARY

  INVESTMENT MANAGER
  Travelers Investment Adviser, Inc.

  CUSTODIAN
  PNC Bank, N.A.

  SMITH BARNEY CONCERT
  ALLOCATION SERIES INC.
  388 Greenwich Street
  New York, New York 10013

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE
OWNERS OF THE SMITH BARNEY CONCERT ALLOCATION SERIES INC.:                                                  [LOGO]
SELECT HIGH GROWTH, SELECT GROWTH, SELECT BALANCED, SELECT
CONSERVATIVE AND SELECT INCOME PORTFOLIOS. IT IS NOT                                             Member NASD, SIPC
AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS                     -C- 1999 Salomon Smith Barney Inc.
ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR THE                                               FD01436 3/00
FUND, WHICH CONTAINS INFORMATION CONCERNING THE FUND'S
INVESTMENT POLICIES, FEES AND EXPENSES, AS WELL AS OTHER
PERTINENT INFORMATION.